SECURITIES AND EXCHANGE COMMISSION

                                          Washington, D.C. 20549

                                                Form N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No

Post-Effective Amendment No. 2      (File No. 33-63907)           X

                                               and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 4      (File No. 811-7403)                          X

STRATEGIST GROWTH AND INCOME FUND, INC.
(formerly Express Direct Growth and Income Fund, Inc.)
IDS Tower 10, Minneapolis, Minnesota 55440-0010

Eileen J. Newhouse - IDS Tower 10,
Minneapolis, Minnesota 55440-0010
(612) 671-2772

It is proposed that this filing will become effective (check appropriate box)

          immediately upon filing pursuant to paragraph (b)
     X    on Nov. 28, 1997 pursuant to paragraph (b)
          60 days after filing pursuant to paragraph (a)(1) on (date) pursuant to paragraph (a)(1) 75 days after filing pursuant to paragraph (a)(2) on (date) pursuant to paragraph (a)(2) of rule 485

If appropriate, check the following box:
         this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Growth and Income Trust has also executed this Amendment to the Registration Statement.

Cross reference sheet showing the location in the prospectus and Statement of Additional Information of the information called for by items enumerated in Parts A and B of Form N-1A.

Negative answers omitted are so indicated.
                                     PART A

Item No.       Section in Prospectus
1              Cover page of prospectus
2  (a)         Fund expenses
   (b)         The Funds in brief
   (c)         The Funds in brief
3  (a)         Financial highlights
   (b)         NA
   (c)         Performance
   (d)         Financial highlights
4  (a)         The Funds in brief; Investment policies and risks; How the
               Funds and Portfolios are organized
   (b)         Investment policies and risks
   (c)         Investment policies and risks
5  (a)         Board members and officers
   (b)(i)      Investment manager; About the Advisor
   (b)(ii)     Investment manager; Administrator and transfer agent
   (b)(iii)    Investment manager
   (c)         Portfolio managers
   (d)         Administrator and transfer agent
   (e)         Administrator and transfer agent
   (f)         Investment manager; Administrator and transfer agent; Distributor
   (g)         About the Advisor
5A(a)          *
   (b)         *
6  (a)         Shares; Voting rights
   (b)         NA
   (c)         NA
   (d)         NA
   (e)         Cover page; Special shareholder services
   (f)         Dividend and capital gain distributions; Reinvestments
   (g)         Taxes
   (h)         Special considerations regarding master/feeder structure
7  (a)         Distributor
   (b)         Valuing Fund shares
   (c)         NA
   (d)         How to purchase shares
   (e)         NA
   (f)         Distributor
   (g)         NA
8  (a)         How to redeem shares
   (b)         NA
   (c)         How to purchase, exchange or redeem shares: Other important information
   (d)         How to purchase, exchange or redeem shares: How to redeem shares
9              None

                                     PART B

Item No.       Section in Statement of Additional Information
10             Cover page of SAI
11             Table of Contents
12             NA
13 (a)         Additional Investment Policies; all appendices except
               Dollar-Cost Averaging
   (b)         Additional Investment Policies
   (c)         Additional Investment Policies
   (d)         Security Transactions
14 (a)         Board Members and Officers
   (b)         Board Members and Officers
   (c)         Board Members and Officers
15 (a)         NA
   (b)         Principal Holders of Securities, if applicable
   (c)         Board Members and Officers
16 (a)(i)      How the Funds and Portfolios are organized; About the Advisor**
   (a)(ii)     Agreements: Investment Management Services Agreement, Plan and
               Agreement of Distribution / Distribution Agreement
   (a)(iii)    Agreements: Investment Management Services Agreement
   (b)         Agreements: Investment Management Services Agreement
   (c)         NA
   (d)         Agreements: Administrative Services Agreement
   (e)         NA
   (f)         Agreements: Plan and Agreement of Distribution / Distribution
               Agreement
   (g)         NA
   (h)         Custodian Agreement; Independent Auditors
   (i)         Agreements: Transfer Agency Agreement; Custodian Agreement
17 (a)         Security Transactions
   (b)         Brokerage Commissions Paid to Brokers Affiliated with the Advisor
   (c)         Security Transactions
   (d)         Security Transactions
   (e)         Security Transactions
18 (a)         Shares; Voting rights**
   (b)         NA
19(a)          Investing in the Funds
   (b)         Valuing Fund Shares; Investing in the Funds
   (c)         Redeeming Shares
20             Taxes
21 (a)         Agreements: Distribution Agreement
   (b)         NA
   (c)         NA
22 (a)         NA
   (b)         Performance Information
23             Financial Statements

*    Designates information is located in annual report.
**   Designates location in prospectus.

Strategist Growth and Income Fund, Inc.


Prospectus
Nov. 28, 1997

This prospectus describes four diversified, no-load mutual funds. Strategist Growth and Income Fund, Inc. is a mutual fund with four series of capital stock representing interests in Strategist Balanced Fund, Strategist Equity Fund, Strategist Equity Income Fund and Strategist Total Return Fund. Each Fund has its own goals and investment policies.


Each Fund seeks to provide shareholders with current income and growth of capital.


Each Fund has chosen to participate in a master/feeder structure. Each Fund seeks to achieve its goals by investing all of its assets in a corresponding Portfolio of Growth and Income Trust. Each Portfolio is managed by American Express Financial Corporation and has the same goals as the corresponding Fund. This arrangement is commonly known as a master/feeder structure.


This prospectus contains facts that can help you decide if one or more of the Funds is the right investment for you. Read it before you invest and keep it for future reference.


Additional  facts about the Funds are in a Statement of  Additional  Information
(SAI), filed with the Securities and Exchange Commission (SEC) and available for reference, along with other related materials, on the SEC Internet web site (http://www.sec.gov). The SAI is incorporated by reference. For a free copy, contact American Express Financial Direct.


Like all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission or any state securities commission, nor has the Securities and Exchange Commission or any state securities commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Please note that these Funds:
o  are not bank deposits
o  are not federally insured
o  are not endorsed by any bank or government agency
o  are not guaranteed to achieve their goals

American Express Financial Direct
P.O. Box 59196
Minneapolis, MN
55459-0196
800-AXP-SERV
TTY:  800-710-5260


Web site address: http://www.americanexpress.com/direct

Table of contents

The Funds in brief
Goals and types of Fund investments and their risks
Structure of the Funds
Manager and distributor
Portfolio managers

Fund expenses

Performance
Financial highlights
Total returns

Investment policies and risks
Facts about investments and their risks
Valuing Fund shares


How to  purchase,  exchange  or redeem  shares
How to  purchase  shares
How to exchange  shares
How to redeem shares
Methods of exchanging or redeeming  shares
Systematic purchase plans
Other important information


Special shareholder services
Services
Quick telephone reference

Distributions and taxes
Dividend and capital gain distributions
Reinvestments
Taxes
How to determine the correct TIN

How the Funds and Portfolios are organized
Shares
Voting rights
Shareholder meetings
Special  considerations  regarding  master/feeder  structure
Board  members and officers
Investment manager
Administrator and transfer agent Distributor

About the Advisor


Appendices
Appendix A: Description of corporate bond ratings
Appendix B: Descriptions of derivative instruments

The Funds in brief

Strategist Growth and Income Fund, Inc. (the Company) is a mutual fund with four series of capital stock representing interests in Strategist Balanced Fund (Balanced Fund), Strategist Equity Fund (Equity Fund), Strategist Equity Income Fund (Equity Income Fund) and Strategist Total Return Fund (Total Return Fund) (collectively referred to as the Funds). Each Fund is a diversified mutual fund with its own goals and investment policies. Each of the Funds seeks to achieve its own goals by investing all of its assets in a corresponding series (the Portfolio) of Growth and Income Trust (the Trust) rather than by directly investing in and managing its own portfolio of securities.

Goals and types of Fund investments and their risks

Balanced Fund seeks to provide shareholders with a balance of growth of capital and current income. It does so by investing all of its assets in Balanced Portfolio, a diversified mutual fund that balances its investments between common stocks and senior securities (preferred stocks and debt securities) issued by U.S. and foreign companies. No more than 65% of Balanced Portfolio's total assets will be invested in common stocks and no less than 35% in senior securities, convertible securities, derivative instruments and money market instruments.

Equity Fund seeks to provide shareholders with current income and growth of capital. It does so by investing all of its assets in Equity Portfolio, a diversified mutual fund that invests primarily in common stocks and securities convertible into common stock of U.S. and foreign companies. It also may invest in preferred stocks, debt securities, foreign securities, derivative instruments and money market instruments.

Equity Income Fund seeks to provide shareholders with a high level of current income and, as a secondary goal, steady growth of capital. It does so by investing all of its assets in Equity Income Portfolio, a diversified mutual fund that invests primarily in dividend-paying stocks. The Portfolio also invests in other common stocks, foreign securities, convertible securities, debt securities, derivative instruments and money market instruments.

Total Return Fund seeks to provide shareholders maximum total return through a combination of growth of capital and current income. It does so by investing all of its assets in Total Return Portfolio, a diversified mutual fund that invests in U.S. equity securities, U.S. and foreign debt securities, foreign equity securities and money market instruments. The Portfolio provides diversification among these major investment categories. The Portfolio has a target mix that represents the way the Portfolio's investments will be allocated over the long term. This mix will vary over short-term periods based on the management team's outlook for the different markets. The Portfolio may also use derivative instruments. Because investments involve risk, a Fund cannot guarantee achieving its goals.

Structure of the Funds


Each Fund uses what is commonly known as a master/feeder structure. This means that the Fund (the feeder fund) invests all of its assets in the Portfolio (the master fund). The Portfolio invests in and manages the securities and has the same goals and investment policies as the Fund. This structure is described in more detail in the section captioned "Special considerations regarding master/feeder structure." Here is an illustration of the structure:


--------------------------------------------------------------------------
                                     Investors buy shares in the Fund
--------------------------------------------------------------------------

--------------------------------------------------------------------------
                                    The Fund invests in the Portfolio
--------------------------------------------------------------------------

--------------------------------------------------------------------------
                                   The Portfolio invests in securities,
                                         such as stocks or bonds
--------------------------------------------------------------------------

Manager and distributor


Each Portfolio is managed by American Express Financial Corporation (the Advisor), a provider of financial services since 1894. The Advisor currently manages more than $171 billion in assets. These assets are managed by a team of highly skilled, experienced professionals, backed by one of the nation's largest investment departments. Our team of professionals includes portfolio managers, senior economists and supporting staff, stock and bond analysts including Chartered Financial Analysts, and investment managers and researchers based in London and Hong Kong who add a global dimension to our expertise.


Shares of the Funds are sold through American Express Service Corporation (the Distributor), an affiliated company of the Advisor.

Portfolio managers

Balanced Portfolio


Edward Labenski joined the Advisor in 1975 and serves as president - Fixed-Income Advisors of American Express Asset Management Group Inc. and senior portfolio manager. He has managed the assets of the fixed-income portion of Balanced Portfolio and its predecessor fund since 1987.

Kurt Winters joined the Advisor in 1987 and serves as Senior portfolio manager. He has managed assets of the Portfolio since December 1997. Kurt is responsible for overall investment management, including the determination of the sectors in which the fund will invest. A team of research professionals makes investment decisions within those sectors. From 1992 to 1995 he has managed IDS Life Series Fund, Managed Portfolio. He was appointed to manage IDS Discovery Fund in 1995. He also serves as portfolio manager of IDS Equity Value Fund, IDS Progressive Fund, Balanced Portfolio and Equity Income Portfolio.


Equity Portfolio

Dick Warden joined the Advisor in 1962 and serves as portfolio manager. He has managed the assets of Equity Portfolio and its predecessor fund since January 1995. He also serves as portfolio manager of IDS Precious Metals Fund.

Equity Income Portfolio


Kurt Winters joined the Advisor in 1987 and serves as Senior portfolio manager. He has managed assets of the Portfolio since December 1997. Kurt is responsible for overall investment management, including the determination of the sectors in which the fund will invest. A team of research professionals makes investment decisions within those sectors. From 1992 to 1995 he has managed IDS Life Series Fund, Managed Portfolio. He was appointed to manage IDS Discovery Fund in 1995. He also serves as portfolio manager of IDS Equity Value Fund, IDS Progressive Fund, Balanced Portfolio and Equity Income Portfolio.


Total Return Portfolio

Portfolio management team

To determine the appropriate allocation of assets in Total Return Portfolio, an asset allocation team has been established. As portfolio manager, Steve Merrell leads this team. In addition to Steve, the team is comprised of Peter Anderson, Fred Quirsfeld and Peter Lamaison.

Steve Merrell has served as portfolio manager for the Portfolio since September 1997 and as fixed income securities specialist since December 1995. He joined the Advisor in 1991 and has managed IDS Life Special Income Fund since that time. Steve serves as vice president and senior portfolio manager.

Peter Anderson advises the Portfolio manager on domestic equities for the Portfolio. He joined the Advisor in 1982. He was president of American Expres Asset Management Group Inc. from 1985 to 1993 and has been chairman of th board since 1993.

Frederick Quirsfeld advises the portfolio manager on domestic fixed income securities for the Portfolio. He joined the Advisor in 1985. He serves as vice president and senior portfolio manager and has managed IDS Bond Fund since 1985.

Peter Lamaison advises the portfolio manager on international equities for the Portfolio. He joined the Advisor in 1981, and has since served as president, chief executive officer and chief investment officer of American Express Asset Management International Inc.


Day-to-day management for the various asset classes held by the Portfolio is the responsibility of the following managers:


Guru Baliga has served as U.S. equities specialist for the assets of the Portfolio since December 1995. He joined the Advisor in 1991 and serves as vice president and senior portfolio manager. He became portfolio manager of IDS Blue Chip Advantage Fund in 1994. He also is portfolio manager of Aggressive Growth Portfolio and IDS Small Company Index Fund.


Mark Hays and John O'Brien, the "London Team", provide portfolio management for the international equities portion of the Portfolio. Mark joined the Advisor in 1984, and John joined the Advisor in 1988.


In addition to serving as portfolio manager for the team, Steve Merrell provides day-to-day portfolio management for the fixed income portion of the Portfolio.


Fund expenses


The purpose of the following table and example is to summarize the aggregate expenses of each Fund and its corresponding Portfolio and to assist investors in understanding the various costs and expenses that investors in each Fund may bear directly or indirectly. The Company's board believes that, over time, the aggregate per share expenses of a Fund and its corresponding Portfolio should be approximately equal to (and may be less than) the per share expenses a Fund would have if the Company retained its own investment advisor and the assets of each Fund were invested directly in the type of securities held by the corresponding Portfolio. For additional information concerning Fund and Portfolio expenses, see "How the Funds and Portfolios are organized."


Shareholder transaction expenses(a)
Maximum sales charge on purchases(b)
(as a percentage of offering price)

      Balanced Fund                Equity Fund            Equity Income Fund          Total Return Fund
--------------------------- -------------------------- -------------------------- --------------------------
            0%                         0%                         0%                         0%

Annual Fund and allocated Portfolio operating expenses (as a percentage of average daily net assets):



                                        Balanced       Equity        Equity Income         Total Return
                                          Fund          Fund             Fund                  Fund
                                      ------------- ------------- -------------------- ---------------------
-------------------------------------
Management fee(c)                         .53%        .48%             .53%               .49%
12b-1 fee                                 .25         .25              .25                .25
Other expenses(d)                         .47         .40              .47                .56
Total (after reimbursement)             1.25         1.13             1.25               1.30

(a)  A wire redemption charge, currently $15, is deducted from the shareholder's
     Investment Management Account for wire redemptions made at the request of the shareholder.
(b)  There are no sales  loads;  however,  each Fund  reserves the right upon 60 days advance notice to shareholders to impose a redemption fee of up to 1% on shares redeemed within one year of purchase.
(c) The management fee is paid by the Trust on behalf of the Portfolios. It includes the impact of a performance fee that decreased the management fee by .001% for Balanced Fund, .02% for Equity Fund and .02% for Total Return
     Fund in fiscal year ended Sept. 30, 1997.
(d) Other expenses include an administrative services fee, a transfer agency fee and other nonadvisory expenses.

The Advisor and the Distributor have agreed to waive certain fees and to absorb certain other Fund expenses until Dec. 31, 1998. Under this agreement, total expenses will not exceed 1.25% for Balanced Fund, Equity Fund and Equity Income Fund and 1.30% for Total Return Fund. Without this agreement, the ratio of expenses to average daily net assets would have been 6.35% for Balanced Fund, and 4.53% for Equity Income Fund and 2.79% for Total Return Fund. This agreement had no impact for Equity Fund for the fiscal year ended September 30, 1997.


Example: Suppose for each year for the next 10 years, Fund expenses are as above and annual return is 5%. If you sold your shares at the end of the following years, for each $1,000 invested, you would pay expenses of:


                                                                   Equity Income Fund    Total Return Fund
                          Balanced Fund         Equity Fund
                       -------------------- --------------------- --------------------- --------------------
---------------------

1 year                        $ 13                  $ 12                  $ 13                 $ 13
3 years                       $ 40                  $ 36                  $ 40                 $ 41
5 years                       $ 69                  $ 62                  $ 69                 $ 71
10 years                      $152                  $138                  $152                 $157


The table and example do not represent actual expenses, past or future. Actual expenses may be higher or lower than those shown. Because the Funds pay annual

distribution  (12b-1)  fees,  long-term   shareholders  may  indirectly  pay  an
equivalent of more than a 7.25% sales charge, the maximum permitted by the National Association of Securities Dealers.

Performance

Financial Highlights


Financial highlights


The tables below show certain important information for evaluating each Fund's results.


Fiscal period ended Sept. 30,
Per share income and capital changes(a)
                                                               Balanced Fund                     Equity Fund
                                                           1997              1996(b)          1997          1996(b)
Net asset value, beginning of period                     $13.57            $13.36           $22.40        $21.73


Income from investment operations:
Net investment income (loss)                                .66               .18              .54           .21


Net gains (losses) (both                                   2.99               .17             6.64           .62
realized and unrealized)


Total from investment operations                           3.65                35             7.18           .83


Dividends from net investment income                       (.65)             (.14)            (.49)         (.16)


Net asset value, end of period                           $16.57            $13.57           $29.09        $22.40


Ratios/supplemental data:


Net assets, end of period (in thousands)                   $895              $525             $778          $534


Ratio of expenses to average daily net assets(d)            .62%             1.25%(c)          .58%         1.25%(c)


Ratio of net income (loss) to
  average daily net assets                                 4.60%             3.91%(c)         2.17%         3.06%(c)


Total return                                               27.4%              2.6%            28.3%          3.8%


Portfolio turnover rate (excluding short-term
  securities)                                                49%               14%              82%           21%


Average brokerage commission rate(e)                     $.0465            $.0483           $.0320        $.0488



(a) For a share outstanding  throughout the period. Rounded to the nearest cent.
(b) Inception date was May 13, 1996.
(c) Adjusted to an annual basis.
(d) The Advisor and Distributor  voluntarily  limited total operating  expenses.
    Without this agreement, the ratio of expenses to average daily net assets would have been 6.35% and 34.04% for Balanced Fund for periods ended 1997 and 1996, respectively, 1.13% and 34.21% for Equity Fund for the periods ended 1997 and 1996, respectively.
(e) Effective fiscal year 1996, the Fund is required to disclose an average brokerage commission rate per share for security trades on which commissions are charged. The comparability of this information may be affected by the fact that commission rates per share vary significantly among foreign countries.


Financial highlights (continued)
Fiscal period ended Sept. 30,


Per share income and capital changesa
                                                            Equity Income Fund                Total Return Fund


                                                           1997              1996(b)          1997          1996(b)
Net asset value, beginning of period                      $8.92             $8.68           $12.22        $11.89


Income from investment operations:
Net investment income (loss)                                .37               .13              .31           .06


Net gains (losses) (both realized and unrealized)          2.22               .23             2.29           .31


Total from investment operations                           2.59               .36             2.60           .37


Dividends from net investment income                       (.35)             (.12)            (.29)         (.04)


Net asset value, end of period                           $11.16             $8.92           $14.53        $12.22


Ratios/supplemental data:


Net assets, end of period (in thousands)                   $827              $534             $686          $529


Ratio of expenses to average daily net assets(d)           1.07%             1.25%(c)         1.26%         1.30%(c)


Ratio of net income (loss) to
  average daily net assets                                 3.65%             3.51%(c)         2.29%          .96%(c)


Total return                                               29.4%              4.1%            21.4%          3.2%


Portfolio turnover rate (excluding short-term
  securities)                                                81%               17%              99%           35%


Average brokerage commission ratee                       $.0482            $.0324           $.0339        $.0384



(a) For a share outstanding  throughout the period. Rounded to the nearest cent.
(b) Inception date was May 13, 1996.
(c) Adjusted to an annual basis.
(d) The Advisor and Distributor  voluntarily  limited total operating  expenses.
    Without this agreement, the ratio of expenses to average daily net assets would have been 4.53% and 24.26% for Equity Income Fund for periods ended
    1997 and 1996, respectively, and 2.79% and 31.60% for Total Return Fund for the periods ended 1997 and 1996, respectively.
(e) Effective fiscal year 1996, the Fund is required to disclose an average brokerage commission rate per share for security trades on which commissions are charged. The comparability of this information may be affected by the fact that commission rates per share vary significantly among foreign countries.


The information in this table has been audited by KPMG Peat Marwick LLP, independent auditors. The independent auditors' report and additional information about the performance of the Funds are contained in the Funds' annual report which, if not included with this prospectus, may be obtained without charge.



Total returns

Total return is the sum of all of your returns for a given period, assuming you reinvest all distributions. It is calculated by taking the total value of shares you own at the end of the period (including shares acquired by reinvestment), less the price of shares you purchased at the beginning of the period.

Average annual total return is the annually compounded rate of return over a given time period (usually two or more years). It is the total return for the period converted to an equivalent annual figure.


Average annual total returns as of Sept. 30, 1997


Purchase                                               1 year ago     5 years ago   Since inception     10 years
made                                                                                                       ago
----------------------------------------------------- -------------- -------------- ----------------- --------------
Balanced Fund                                           +27.43%        +14.03%             --            +11.62%
   Lipper Balanced Fund Index                           +24.92%        +13.70%             --            +11.15%
Equity Fund                                             +28.28%        +17.23%             --            +13.19%
   Lipper Growth and Income Fund Index                  +35.43%        +19.08%             --            +13.37%
Equity Income Fund                                      +29.44%        +17.45%         +18.43%(a)           --
   Lipper Equity Income Fund Index                      +33.71%        +17.67%         +18.52%(b)           --
Total Return Fund                                       +21.35%        +12.66%             --            +11.86%
   Lipper Flexible Portfolio Fund Index                 +23.55%        +13.47%         +12.39%(c)           --
S&P 500                                                 +40.43%        +20.73%            --            +14.73%

(a) Inception date was Oct. 15, 1990 for IDS Diversified Equity Income Fund, the predecessor fund to Equity Income Fund.
(b) Measurement period started Nov. 1, 1990.
(c) Inception date was Dec. 31, 1987.



Cumulative total returns as of Sept. 30, 1997

Purchase                                              1 year        5 years         Since              10 years
made                                                  ago           ago             inception          ago
----------------------------------------------------- ------------- --------------- ------------------ ----------------
Balanced Fund                                           +27.43%        +91.88%              --            +198.96%
   Lipper Balanced Fund Index                           +24.92%        +90.03%              --            +187.74%
Equity Fund                                             +28.28%       +120.29%              --            +243.51%
   Lipper Growth and Income Fund Index                  +35.43%       +139.41%              --            +250.75%
Equity Income Fund                                      +29.44%       +122.45%         +225.12%(a)            --
   Lipper Equity Income Fund Index                      +33.71%       +125.64%         +224.35%(b)            --
Total Return Fund                                       +21.35%        +81.37%              --            +206.62%
   Lipper Flexible Portfolio Fund Index                 +23.55%        +88.08%         +213.04%(c)            --
S&P 500                                                 +40.43%       +156.52%             --            +295.09%

(a) Inception date was Oct. 15, 1990 for IDS Diversified Equity Income Fund, the predecessor fund to Equity Income Fund.
(b) Measurement period started Nov. 1, 1990.
(c) Inception date was Dec. 31, 1987.

On May 13, 1996, IDS Mutual, IDS Stock Fund, IDS Diversified Equity Income Fund and IDS Managed Allocation Fund, (the predecessor funds) converted to a master/feeder structure and transferred all of their assets to Balanced Portfolio, Equity Portfolio, Equity Income Portfolio and Total Return Portfolio, respectively. The performance information in the foregoing tables, other than the 1 year returns, represents performance of the corresponding predecessor funds prior to March 20, 1995 and of Class A shares of the corresponding predecessor funds from March 20, 1995 through May 13, 1996, adjusted to reflect the absence of sales charges on shares of the Funds sold through this prospectus. The historical performance has not been adjusted for any difference between the estimated aggregate fees and expenses of the Funds and historical fees and expenses of the predecessor funds.

These examples show total returns from hypothetical investments in each Fund. These returns are compared to those of popular indexes for the same periods.

For purposes of calculation, information about each Fund makes no adjustments for taxes an investor may have paid on the reinvested income and capital gains, and covers a period of widely fluctuating securities prices. Returns shown should not be considered a representation of a Fund's future performance.


Lipper Balanced Fund Index, an unmanaged index published by Lipper Analytical Services, Inc., includes 30 funds that are generally similar to Balanced Portfolio. Lipper Growth and Income Fund Index is an unmanaged index that includes 30 funds that are generally similar to Equity Portfolio. Lipper Equity Income Fund Index is an unmanaged index that includes 30 funds that are generally similar to Equity Income Portfolio. Lipper

Flexible Portfolio Fund Index is an unmanaged index that includes 30 funds that are generally similar to Total Return Portfolio. In each case some funds in the index may have somewhat different investment policies or objectives than the Portfolios to which they are compared.


Standard & Poor's 500 Stock Index (S&P 500), an unmanaged list of common stocks, is frequently used as a general measure of market performance. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

Investment policies and risks

The policies described below apply both to the Fund and the corresponding Portfolio.

Balanced Portfolio - balances its investments between common stocks and senior securities (preferred stocks and bonds) issued by U.S. and foreign companies. Balanced Portfolio buys common stocks that it believes offer both current income and growth potential. Balanced Portfolio buys senior securities for stability of value and regular income. No more than 65% of Balanced Portfolio's total assets will be invested in common stocks and no less than 35% in senior securities, convertible securities, derivative instruments and money market instruments. At least 25% of the Portfolio's assets will be invested in debt securities and convertible securities.

Equity Portfolio - invests primarily in common stocks and securities convertible into common stock of U.S. and foreign companies. Under normal market conditions, at least 65% of Equity Portfolio's total assets will be so invested. Other investments will include preferred stocks, debt securities, derivative instruments and money market instruments.

Equity Income Portfolio - will invest at least 65% of its net assets in dividend-paying common and preferred stocks under normal market conditions. Often these stocks are issued by established companies in the utilities, financial, consumer and energy sectors of the economy. In selecting stocks, the investment manager will look at factors such as the current dividend, the present price of the security, the ability of the company to maintain and increase the dividend, and the likelihood the company will continue to grow. The other assets of Equity Income Portfolio will be invested in other common stocks, foreign securities, convertible securities, debt securities, derivative instruments and money market instruments.

Total Return Portfolio - allocates its investments generally among four asset classes: U.S. equities, U.S. and foreign debt securities, foreign equity securities and cash. It may use derivative instruments and make investments not in these classes. The portion to be invested in each class is determined by the investment management team based on its judgment as to which mix of assets will provide the most favorable total return. That mix, called the Market mix, may be reset periodically and is expected to be reset at least once every 12 to 18 months.


Day-to-day the asset mix will vary from the Market mix but will remain within the ranges described below.

                                                          Range                        Market mix
--------------------------------------------- ------------------------------- ------------------------------
U.S. equity securities                                  25-75%                            39%
U.S. and foreign debt securities                        10-50                             40
foreign equity securities                               10-50                             21
cash                                                     0-30                              0

No more than 15% of Total Return Portfolio's total assets will be invested in below investment-grade debt securities and no more than 50% will be invested in foreign securities. The Portfolio seeks to reduce its overall risk by diversification but its performance will be affected by many factors.

The various types of investments described above that the investment manager uses to achieve investment performance are explained in more detail in the next section and in the SAI.

Facts about investments and their risks

Common stocks: Stock prices are subject to market fluctuations. Stocks of larger, established companies that pay dividends may be less volatile than the stock market as a whole.

Preferred stocks: If a company earns a profit, it generally must pay its preferred stockholders a dividend at a pre-established rate.

Technology Sector: Stocks of companies that have, or are likely to develop, products, processes or services that will provide or benefit significantly from technological advances and improvements are subject to volatility and price fluctuations as the technology market sector increases or decreases in favor with the investing public. Technology-based issues are exposed to risks associated with economic conditions in that market sector. Due to competition, a less diversified product line and other factors, companies that develop and/or rely on technology could become increasingly sensitive to downswings in the economy.

Convertible securities: These securities generally are preferred stocks or bonds that can be exchanged for other securities, usually common stock, at prestated prices. When the trading price of the common stock makes the exchange likely, convertible securities trade more like common stock.

Debt securities: The price of bonds generally falls as interest rates increase, and rises as interest rates decrease. The price of bonds also fluctuates if the credit rating is upgraded or downgraded. The price of bonds below investment grade may react more to the ability of the issuing company to pay interest and principal when due than to changes in interest rates. These bonds have greater price fluctuations, are more likely to experience a default, and sometimes are referred to as junk bonds. Reduced market liquidity for these bonds may occasionally make it more difficult to value them. In valuing bonds, a Portfolio relies both on independent rating agencies and on the investment manager's credit analysis. Securities that are subsequently downgraded in quality may continue to be held by a Portfolio and will be sold only when the investment manager believes it is advantageous to do so.

Balanced Portfolio and Equity Portfolio will not invest more than 5% of the Portfolio's net assets in bonds below investment grade. Equity Portfolio may purchase securities rated C or better by Moody's Investors Service, Inc.
(Moody's) or Standard & Poor's Corporation (S&P) or non-rated securities of equivalent investment quality in the judgment of the investment manager. No more than 20% of Equity Income Portfolio's net assets may be invested in bonds below investment grade unless the bonds are convertible securities. Total Return Portfolio will not invest more than 15% of the Portfolio's total assets in bonds below investment grade.

                    Equity Income Portfolio bond ratings and holdings for fiscal 1997

---------------------- ----------------------- --------------------------------- ------------------------------
                       S&P Rating              Protection of                     Percent of net assets
Percent of             (or Moody's             principal and                     in unrated securities
net assets             equivalent)             interest                          assessed by the AEFC
---------------------- ----------------------- --------------------------------- ------------------------------
---------------------- ----------------------- --------------------------------- ------------------------------
7.45%                  AAA                     Highest quality                   --   %
---------------------- ----------------------- --------------------------------- ------------------------------
---------------------- ----------------------- --------------------------------- ------------------------------
0.48                   AA                      High quality                      --
---------------------- ----------------------- --------------------------------- ------------------------------
---------------------- ----------------------- --------------------------------- ------------------------------
3.16                   A                       Upper medium grade                --
---------------------- ----------------------- --------------------------------- ------------------------------
---------------------- ----------------------- --------------------------------- ------------------------------
2.07                   BBB                     Medium grade                      --
---------------------- ----------------------- --------------------------------- ------------------------------
---------------------- ----------------------- --------------------------------- ------------------------------
0.20                   BB                      Moderately speculative            --
---------------------- ----------------------- --------------------------------- ------------------------------
---------------------- ----------------------- --------------------------------- ------------------------------
--                     B                       Speculative                       --
---------------------- ----------------------- --------------------------------- ------------------------------
---------------------- ----------------------- --------------------------------- ------------------------------
--                     CCC                     Highly speculative                --
---------------------- ----------------------- --------------------------------- ------------------------------
---------------------- ----------------------- --------------------------------- ------------------------------
--                     CC                      Poor quality                      --
---------------------- ----------------------- --------------------------------- ------------------------------
---------------------- ----------------------- --------------------------------- ------------------------------
--                     C                       Lowest quality                    --
---------------------- ----------------------- --------------------------------- ------------------------------
---------------------- ----------------------- --------------------------------- ------------------------------
--                     D                       In default                        --
---------------------- ----------------------- --------------------------------- ------------------------------
---------------------- ----------------------- --------------------------------- ------------------------------
6.95                   Unrated                 Unrated securities                6.95
---------------------- ----------------------- --------------------------------- ------------------------------

(See the Appendix to this prospectus describing corporate bond ratings for further information.)



                     Total Return Portfolio bond ratings and holdings for fiscal 1997

---------------------- ----------------------- --------------------------------- ------------------------------
                       S&P Rating              Protection of                     Percent of net assets
Percent of             (or Moody's             principal and                     in unrated securities
net assets             equivalent)             interest                          assessed by the AEFC
---------------------- ----------------------- --------------------------------- ------------------------------
---------------------- ----------------------- --------------------------------- ------------------------------
6.27%                  AAA                     Highest quality                   0.16%
---------------------- ----------------------- --------------------------------- ------------------------------
---------------------- ----------------------- --------------------------------- ------------------------------
0.74                   AA                      High quality                      --
---------------------- ----------------------- --------------------------------- ------------------------------
---------------------- ----------------------- --------------------------------- ------------------------------
0.79                   A                       Upper medium grade                0.01
---------------------- ----------------------- --------------------------------- ------------------------------
---------------------- ----------------------- --------------------------------- ------------------------------
2.77                   BBB                     Medium grade                      0.03
---------------------- ----------------------- --------------------------------- ------------------------------
---------------------- ----------------------- --------------------------------- ------------------------------
2.84                   BB                      Moderately speculative            0.36
---------------------- ----------------------- --------------------------------- ------------------------------
---------------------- ----------------------- --------------------------------- ------------------------------
2.49                   B                       Speculative                       0.25
---------------------- ----------------------- --------------------------------- ------------------------------
---------------------- ----------------------- --------------------------------- ------------------------------
0.73                   CCC                     Highly speculative                0.05
---------------------- ----------------------- --------------------------------- ------------------------------
---------------------- ----------------------- --------------------------------- ------------------------------
--                     CC                      Poor quality                      --
---------------------- ----------------------- --------------------------------- ------------------------------
---------------------- ----------------------- --------------------------------- ------------------------------
--                     C                       Lowest quality                    --
---------------------- ----------------------- --------------------------------- ------------------------------
---------------------- ----------------------- --------------------------------- ------------------------------
--                     D                       In default                        --
---------------------- ----------------------- --------------------------------- ------------------------------
---------------------- ----------------------- --------------------------------- ------------------------------
2.88                   Unrated                 Unrated securities                2.02
---------------------- ----------------------- --------------------------------- ------------------------------

(See the Appendix to this prospectus describing corporate bond ratings for further information.)


Debt securities sold at a deep discount: Some bonds are sold at deep discounts because they do not pay interest until maturity. They include zero coupon bonds and PIK (pay-in-kind) bonds. Because such securities do not pay current cash income, the market value of these securities may be subject to greater volatility than other debt securities. To comply with tax laws, a Portfolio has to recognize a computed amount of interest income and pay dividends to unitholders even though no cash has been received. In some instances, a Portfolio may have to sell securities to have sufficient cash to pay the dividends.

Foreign investment: Securities of foreign companies and governments may be traded in the United States, but often they are traded only on foreign markets. Frequently, there is less information about foreign companies and less government supervision of foreign markets. Foreign investments are subject to currency fluctuations and political and economic risks of the countries in which the investments are made, including the possibility of seizure or nationalization of companies, imposition of withholding taxes on income, establishment of exchange controls or adoption of other restrictions that might affect an investment adversely. If an investment is made in a foreign market, the local currency may be purchased using a forward contract in which the price of the foreign currency in U.S. dollars is established on the date the trade is made, but delivery of the currency is not made until the securities are received. As long as a Portfolio holds foreign currencies or securities valued in foreign currencies, the value of those assets will be affected by changes in the value of the currencies relative to the U.S. dollar. Because of the limited trading volume in some foreign markets, efforts to buy or sell a security may change the price of the security, and it may be difficult to complete the transaction. The limited liquidity and price fluctuations in emerging markets could make investments in developing countries more volatile.

Balanced, Equity and Equity Income Portfolios may invest up to 25% of their total assets in foreign investments. Total Return Portfolio may invest up to 50% of its assets in foreign investments.

Derivative instruments: The investment manager may use derivative instruments in addition to securities to achieve investment performance. Derivative instruments include futures, options and forward contracts. Such instruments may be used to maintain cash reserves while remaining fully invested, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs or to pursue higher investment returns. Derivative instruments are characterized by requiring little or no initial payment and a daily change in price based on or derived from a security, a currency, a group of securities or currencies, or an index. A number of strategies or combination of instruments can be used to achieve the desired investment performance characteristics. A small change in the value of the underlying security, currency or index will cause a sizable gain or loss in the price of the derivative instrument. Derivative instruments allow the investment manager to change the investment performance characteristics very quickly and at lower costs. Risks include losses of premiums, rapid changes in prices, defaults by other parties and inability to close such instruments. A Portfolio will use derivative instruments only to achieve the same investment performance characteristics it could achieve by directly holding those securities and currencies permitted under the investment policies. Each Portfolio will designate cash or appropriate liquid assets to cover its portfolio obligations. No more than 5% of each Portfolio's net assets can be used at any one time for good faith deposits on futures and premiums for options on futures that do not offset existing investment positions. This does not, however, limit the portion of a Portfolio's assets at risk to 5%. The Portfolios are not limited as to the percentage of their assets that may be invested in permissible investments, including derivatives, except as otherwise explicitly provided in this prospectus or the SAI. For descriptions of these and other types of derivative instruments, see the Appendix to this prospectus and the SAI.

Securities and other instruments that are illiquid: A security or other instrument is illiquid if it cannot be sold quickly in the normal course of business. Some investments cannot be resold to the U.S. public because of their terms or government regulations. Securities and instruments, however, can be sold in private sales, and many may be sold to other institutions and qualified buyers or on foreign markets. The investment manager will follow guidelines established by the board and consider relevant factors such as the nature of the security and the number of likely buyers when determining whether a security is illiquid. No more than 10% of a Portfolio's net assets will be held in securities and other instruments that are illiquid.

Money market instruments: Short-term debt securities rated in the top two grades or the equivalent are used to meet daily cash needs and at various times to hold assets until better investment opportunities arise. Generally, less than 25% of Balanced, Equity and Equity Income Portfolios' total assets are in these money market instruments. Total Return Portfolio may invest up to 30% of its total assets in these money market instruments to meet daily cash needs and if the investment manager decides that asset category is most appropriate. However, for temporary defensive purposes these investments could exceed that amount for a limited period of time.


The investment policies described above may be changed by the boards.


Lending portfolio securities: Each Portfolio may lend its securities to earn income so long as borrowers provide collateral equal to the market value of the loans. The risks are that borrowers will not provide collateral when required or return securities when due. Unless a majority of the outstanding voting securities approve otherwise, loans may not exceed 30% of a Portfolio's net assets.


Valuing Fund shares

The net asset value (NAV) is the value of a single Fund share. It is the total value of a Fund's investments in the corresponding Portfolio and other assets, less any liabilities, divided by the number of shares outstanding. The NAV is the price at which you purchase Fund shares and the price you receive when you sell your shares. It usually changes from day to day, and is calculated at the close of business, normally 3 p.m. Central time, each business day (any day the New York Stock Exchange is open).


To establish the net assets, all securities held by a Portfolio are valued as of the close of each business day. In valuing assets:


o Securities and assets with available market values are valued on that basis

o        Securities maturing in 60 days or less are valued at amortized cost

o Assets without readily available market values are valued according to methods selected in good faith by the board


How to purchase, exchange or redeem shares

How to purchase shares

You may purchase  shares of the Funds through an Investment  Management  Account
(IMA) maintained with American Express Service Corporation (the Distributor). There is no fee to open an IMA account. Payment for shares must be made directly to the Distributor.

Complete an IMA Account Application (available by calling 800-AXP-SERV) and mail the application to American Express Financial Direct, P.O. Box 59196, Minneapolis, MN 55459-0196. Corporations and other organizations should contact the Distributor to determine which additional forms may be necessary to open an IMA account.

If you already have an IMA account, you may buy shares in the Funds as described below and need not open a new account.

You may deposit money into your IMA account by check, wire or many other forms of electronic funds transfer (securities may also be deposited). All deposit checks should be made payable to the Distributor. If you would like to wire funds into your existing IMA account, please contact the Distributor at 800-AXP-SERV for instructions.

Minimum Fund investment requirements. Your initial investment in a Fund may be as low as $2,000 ($1,000 for custodial accounts, Individual Retirement Accounts and certain other retirement plans). The minimum subsequent investment is $100. These requirements may be reduced or waived as described in the SAI.

When and at what price shares will be purchased. You must have money available in your IMA account in order to purchase Fund shares. If your request and payment (including money transmitted by wire) are received and accepted by the Distributor before 2 p.m. Central time, your money will be invested at the net asset value determined as of the close of business (normally 3 p.m. Central time) that day. If your request and payment are received after that time, your request will not be accepted or your payment invested until the next business day. See "Valuing Fund shares."

Methods of purchasing shares. There are three convenient ways to purchase shares of the Funds. You may choose the one that works best for you. The Distributor will send you confirmation of your purchase request.

By phone:

         You may use money in your IMA account to make initial and subsequent purchases. To place your order, call 800-AXP-SERV.

By mail:

         Written purchase requests (along with any checks) should be mailed to American Express Financial Direct, P.O. Box 59196, Minneapolis, MN 55459-0196, and should contain the following information:

         o        your IMA account number (or an IMA Account Application)
         o the name of the Fund(s) and the dollar amount of shares yo would like purchased

         Your check should be made out to the Distributor. It will be deposited into your IMA account and used, as necessary, to cover your purchase request.

By systematic purchase:

         Once you have opened an IMA account, you may authorize the Distributor to automatically purchase shares on your behalf at intervals and in amounts selected by you. See "Systematic purchase plans."

Other purchase information. Each Fund reserves the right, in its sole discretion and without prior notice to shareholders, to withdraw or suspend all or any part of the offering made by this prospectus, to reject purchase requests or to change the minimum investment requirements. All requests to purchase shares of the Fund are subject to acceptance by the Fund and the Distributor and are not binding until confirmed or accepted in writing. The Distributor will charge a $15 service fee against an investor's IMA account if his or her investment check is returned because of insufficient or uncollected funds or a stop payment order.

How to exchange shares


The exchange privilege allows you to exchange your investment in a Fund at no charge for shares of other funds in the Strategist Fund Group available in your state. For complete information on any other fund, read that fund's prospectus carefully. Any exchange will involve the redemption of Fund shares and the purchase of shares in another fund on the basis of the net asset value per share of each fund. An exchange may result in a gain or loss and is a taxable event for federal income tax purposes. When exchanging into another fund you must meet that fund's minimum investment requirements. Each Fund reserves the right to modify, terminate or limit the exchange privilege. The current limit is four exchanges per calendar year. The Distributor and the Funds reserve the right to reject any exchange, limit the amount or modify or discontinue the exchange privilege, to prevent abuse or adverse effects on the Funds and their shareholders.

How to redeem shares

The price at which shares will be redeemed. Shares will be redeemed at the net asset value per share next determined after receipt by the Distributor of proper redemption instructions, as described below.

Payment of redemption proceeds. Normally, payment for redeemed shares will be credited directly to your IMA account on the next business day. However, the Fund may delay payment, but no later than seven days after the Distributor receives your redemption instructions in proper form. Redemption proceeds will be held there or mailed to you depending on the account standing instructions you selected.

If you recently purchased shares by check, your redemption proceeds may be held in your IMA account until your check clears (which may take up to 10 days from the purchase date) before a check is mailed to you.


A redemption is a taxable transaction. If the proceeds from your redemption are more or less than the cost of your shares, you will have a gain or loss, which can affect your tax liability. Redeeming shares held in an IRA or qualified retirement account may subject you to certain federal taxes, penalties and reporting requirements. Consult your tax advisor.


Methods of exchanging or redeeming shares

By phone:


You may exchange or redeem your shares by calling 800-AXP-SERV. If you experience difficulties in exchanging or redeeming shares by telephone, you can mail your exchange or redemption requests as described below.


To properly process your telephone exchange or redemption request we will need the following information:

o your IMA account number and your name (for exchanges, both funds must be registered in the same ownership)
o        the name of the fund from which you wish to exchange or redeem shares
o        the dollar amount or number of shares you want to exchange or redeem
o the name of the fund into which shares are to be exchanged, if applicable

Telephone exchange or redemption requests received before 2 p.m. (Central time) on any business day, once the caller's identity and account ownership have been verified by the Distributor, will be processed at the net asset value determined as of the close of business (normally 3 p.m. Central time) that day.

By mail:

You may also request an exchange or redemption by writing to American Express Financial Direct, P.O. Box 59196, Minneapolis, MN 55459-0196. Once an exchange or redemption request is mailed it is irrevocable and cannot be modified or canceled.

To properly process your mailed exchange or redemption request, we will need a letter from you that contains the following information:


o your IMA account number
o the name of the fund from which you wish to exchange or redeem shares o the dollar amount or number of shares you want to exchange or redeem o the name of the fund into which shares are to be exchanged, if applicable o a signature of at least one of the IMA account holders in the exact form specified on the account


Telephone transactions. You may make purchase, redemption and exchange requests by mail or by calling 800-AXP-SERV. The privilege to initiate transactions by telephone is automatically available through your IMA account. Each Fund will honor any telephone transaction believed to be authentic and will use reasonable procedures to confirm that instructions communicated by telephone are genuine. This includes asking identifying questions and tape recording calls. If these procedures are not followed, a Fund may be liable for losses due to unauthorized or fraudulent instructions. Telephone privileges may be modified or discontinued at any time.

Systematic purchase plans

The Distributor offers a Systematic Purchase Plan (SPP) that allows you to make periodic investments in the Funds automatically and conveniently. A SPP can be used as a dollar cost averaging program and saves you the time and expense associated with writing checks or wiring funds.

Investment minimums: You can make automatic investments in any amount, from $100 to $50,000.

Investment methods: Automatic investments are made from your IMA account and you
may  select  from  several  different   investment  methods  to  make  automatic
investment(s):

a) Using uninvested cash in your IMA account: If you elect to use this option to make your automatic investments, uninvested cash in your IMA account will be used to make the investment and, if necessary, shares of your Money Market Fund will be redeemed to cover the balance of the purchase.


b) Using bank authorizations: If you elect to use this option to make your automatic investments, money is transferred from your bank checking or savings account into your IMA account and is then used to make automatic investments.

If you elect to use bank authorizations for your automatic investments, you will select a transfer date (when the money is transferred into your IMA account). If you change your bank authorization date, it may also be necessary to change your automatic investment date to coincide with the new transfer date.

Investment frequency: You can select the frequency of your automatic investments (example: twice monthly, monthly or quarterly). Quarterly investments are made on the date selected in the first month of each quarter (January, April, July and October).

Changing instructions to an already established plan: If you want to change the fund(s) selected for your SPP you may do so by calling 800-AXP-SERV, or by sending written instructions clearly outlining the changes to American Express Financial Direct, P.O. Box 59196, Minneapolis, MN 55459-0196. Written notification must include the following:

         o        The funds with SPP that you want to cancel

         o The newly selected fund(s) in which you want to begin making automatic investments and the amount to be invested in each fund

         o The investment frequency and investment dates for your new automatic investments


Terminating your SPP. If you wish to terminate your SPP, you may call 800-AXP-SERV, or send written instructions to American Express Financial Direct, P.O. Box 59196, Minneapolis, MN 55459-0196.


Terminating bank authorizations. If you wish to terminate your bank authorizations, you may do so at any time by notifying American Express Financial Direct in writing or by calling 800-AXP-SERV. Your bank authorization will not automatically terminate when you cancel your SPP.

IMPORTANT: If you are canceling your bank authorizations and you wish to cancel your SPP, you must also provide instructions stating that the Distributor should cancel your SPP. You may notify the Distributor by sending written instructions to the address above or telephoning 800-AXP-SERV. Your systematic investments will continue using IMA account assets if the Distributor does not receive notification to terminate your systematic investments as well.


To avoid procedural difficulties, the Distributor should receive instructions to change or terminate your SPP or bank authorizations at least 10 days prior to your scheduled investment date.


Other important information

Minimum balance and account requirements. Each Fund reserves the right to redeem your shares if, as a result of redemptions, the aggregate value of your holdings in the Fund drops below $1,000 ($500 in the case of custodial accounts, IRAs and other retirement plans). You will be notified in writing 30 days before the Fund takes such action to allow you to increase your holdings to the minimum level. If you close your IMA account, the Fund will automatically redeem your shares.

Wire transfers to your bank. Funds can be wired from your IMA account to your bank account. Call the Distributor for additional information on wire transfers. A $15 service fee will be charged against your IMA account for each wire sent.

No person has been authorized to give any information or to make any representations not contained in this prospectus in connection with the offering being made by this prospectus and, if given or made, such information or representation must not be relied upon as having been authorized by the Funds or their Distributor. This prospectus does not constitute an offering by the Funds or by the Distributor in any jurisdiction in which such offering may not be lawfully made.

Special shareholder services

Services

To help you track and evaluate the performance of your investments, you will receive these services:

Quarterly statements listing all of your holdings and transactions during the previous three months.

Yearly tax statements featuring average-cost-basis reporting of capital gains or losses if you redeem your shares along with distribution information which simplifies tax calculations.

Quick telephone reference

American Express Financial Direct Team
Fund performance,  objectives and account inquiries,  redemptions and exchanges,
dividend   payments  or  reinvestments   and  automatic   payment   arrangements
800-AXP-SERV

TTY Service
For the hearing impaired
800-710-5260

Distributions and taxes

As a shareholder you are entitled to your share of a Fund's net income and any net gains realized on its investments. Each Fund distributes dividends and capital gain distributions to qualify as a regulated investment company and to avoid paying corporate income and excise taxes. Dividend and capital gain distributions will have tax consequences that you should know about.

Dividend and capital gain distributions


A Portfolio allocates investment income from dividends and interest and net realized capital gains or losses, if any, to a Fund. A Fund deducts direct and allocated expenses from the investment income. A Fund's net investment income is distributed to you at the end of each calendar quarter as dividends. Capital gains are realized when a security is sold for a higher price than was paid for it. Short-term capital gains are distributed at the end of the calendar year and are included in net investment income. Long term capital gains are realized when a security is held for more than one year. A Fund will offset any net realized capital gains by any available capital loss carryovers. Net realized long-term capital gains, if any, are distributed at the end of the calendar year as capital gain distributions. These long-term capital gains will be subject to differing tax rates depending on the holding period of the underlying investments. Before they are distributed, both net investment income and net long-term capital gains are included in the value of each share. After they are distributed, the value of each share drops by the per-share amount of the distribution. (If your distributions are reinvested, the total value of your holdings will not change.)

Reinvestments

Dividends and capital gain distributions are automatically reinvested in additional shares of a Fund, unless you request the Fund in writing or by phone to pay distributions to you in cash.

The reinvestment price is the net asset value at close of business on the day the distribution is paid. (Your quarterly statement will confirm the amount invested and the number of shares purchased.)

If you choose cash distributions, you will receive only those declared after your request has been processed.


If the U.S. Postal Service cannot deliver the checks for the cash distributions, we will reinvest the checks into your account at the then-current net asset value and make future distributions in the form of additional shares. Prior to reinvestment, no interest will accrue on amounts represented by uncashed distribution or redemption checks.


Taxes

The Funds have received a Private Letter Ruling from the Internal Revenue Service stating that, for purposes of the Internal Revenue Code, each Fund will be regarded as directly holding its allocable share of the income and gain realized by the Portfolio.


Distributions are subject to federal income tax and also may be subject to state and local taxes. Distributions are taxable in the year the respective Fund declares them regardless of whether you take them in cash or reinvest them.


Each January, you will receive a tax statement showing the kinds and total amount of all distributions you received during the previous year. You must report distributions on your tax returns, even if they are reinvested in additional shares.

Buying a dividend creates a tax liability. This means buying shares shortly before a net investment income or a capital gain distribution. You pay the full pre-distribution price for the shares, then receive a portion of your investment back as a distribution, which is taxable.


Redemptions and exchanges subject you to a tax on any capital gain. If you sell shares for more than their cost, the difference is a capital gain. Your gain may be short term (for shares held for one year or less) or long term (for shares held for more than one year). Long-term capital gains will be taxed at rates that vary depending upon the holding period. Long-term capital gains are divided into two holding periods: (1) shares held more than one year but not more than 18 months and (2) shares held more than 18 months.

Your Taxpayer Identification Number (TIN) is important. As with any financial account you open, you must list your current and correct Taxpayer Identification Number (TIN) -- either your Social Security or Employer Identification number. The TIN must be certified under penalties of perjury on your application when you open an account.


If you do not provide the TIN, or the TIN you report is incorrect, you could be subject to backup withholding of 31% of taxable distributions and proceeds from certain sales and exchanges. You also could be subject to further penalties, such as:

o    a $50 penalty for each failure to supply your correct TIN
o a civil penalty of $500 if you make a false statement that results in no backup withholding
o    criminal penalties for falsifying information


You also could be subject to backup withholding because you failed to report interest or dividends on your tax return as required.

How to determine the correct TIN

                                            Use the Social Security or
For this type of account:                   Employer Identification number of:

Individual or joint account                 The individual or individuals listed
                                            on the account

Custodian account of a minor                The minor
(Uniform Gifts/Transfers to
Minors Act)

A living trust                              The grantor-trustee (the person who
                                            puts the money into the trust)

An irrevocable trust, pension               The legal entity (not the
trust or estate                             personal representative or trustee,
                                            unless no legal entity is designated
                                            in the account title)

Sole proprietorship                         The owner

Partnership                                 The partnership

Corporate                                   The corporation

Association, club or                        The organization
tax-exempt organization

For details on TIN requirements, call 800-AXP-SERV for federal Form W-9, "Request for Taxpayer Identification Number and Certification."

Important: This information is a brief and selective summary of certain federal tax rules that apply to each Fund. Tax matters are highly individual and complex, and you should consult a qualified tax advisor about your personal situation.

How the Funds and Portfolios are organized


Shares

The Company currently is composed of four Funds, each issuing its own series of capital stock. Each Fund is owned by its shareholders. All shares issued by a Fund are of the same class -- capital stock. Par value is 1 cent per share. Both full and fractional shares can be issued.

The shares of each Fund making up the Company represent an interest in that Fund's assets only (and profits or losses), and, in the event of liquidation, each share of a Fund would have the same rights to dividends and assets as every other share of that Fund.

Voting rights

As a shareholder, you have voting rights over the Fund's management and fundamental policies. You are entitled to one vote for each share you own. Shares of the Funds have cumulative voting rights.

Shareholder meetings

The Company does not hold annual shareholder meetings. However, the board members may call meetings at their discretion, or on demand by holders of 10% or more of the Company's outstanding shares, to elect or remove board members.

Special considerations regarding master/feeder structure


Each Fund pursues its goals by investing its assets in a master fund called a Portfolio. This means that a Fund does not invest directly in securities; rather the respective Portfolio invests in and manages its portfolio of securities. The goals and investment policies of each Portfolio are described under the captions "Investment policies and risks" and "Facts about investments and their risks." Additional information on investment policies may be found in the SAI.

Board considerations: The board considered the advantages and disadvantages of investing each Fund's assets in the respective Portfolio. The board believes that the master/feeder structure will be in the best interest of each Fund and its shareholders since it offers the opportunity for economies of scale.
A Fund may redeem all of its assets from
the corresponding Portfolio at any time. Should the board determine that it is in the best interest of a Fund and its shareholders to terminate its investment in the Portfolio, it would consider hiring an investment advisor to manage the Fund's assets, or other appropriate options. A Fund would terminate its investment if the Portfolio changed its goals, investment policies or restrictions without the same change being approved by the Fund.

Other feeders: Each Portfolio sells securities to other affiliated mutual funds and may sell securities to non-affiliated investment companies and institutional accounts (known as feeders). These feeders buy the Portfolio's securities on the same terms and conditions as the Fund and pay their proportionate share of the Portfolio's expenses. However, their operating costs and sales charges are different from those of the Fund. Therefore, the investment returns for other feeders are different from the returns of a Fund. Information about other feeders may be obtained by calling a service representative at 800-437-3133.

Each feeder that invests in a Portfolio is different and activities of its investors may adversely affect all other feeders, including the Fund. For example, if one feeder decides to terminate its investment in a Portfolio, that Portfolio may elect to redeem in cash or in kind. If cash is used, the Portfolio will incur brokerage, taxes and other costs in selling securities to raise the cash. This may result in less investment diversification if entire investment positions are sold, and it also may result in less liquidity among the remaining assets. If in-kind distribution is made, a smaller pool of assets remains that may affect brokerage rates and investment options. In both cases, expenses may rise since there are fewer assets to cover the costs of managing those assets.

Shareholder meetings: Whenever a Portfolio proposes to change a fundamental investment policy or to take any other action requiring approval of its security holders, the corresponding Fund will hold a shareholder meeting. The Fund will vote for or against the Portfolio's proposals in proportion to the vote it receives for or against the same proposals from its shareholders.


Board members and officers

Shareholders of the Company elect a board that oversees the operations of the Funds and chooses the Company's officers. The Company's officers are responsible for day-to-day business decisions based on policies set by the board. Information about the board members and officers of both the Company and the Trust is found in the SAI under the caption "Board Members and Officers."

Investment manager

Each Portfolio pays the Advisor for managing its assets. Each Fund pays its proportionate share of the fee. Under the Investment Management Services Agreement, the Advisor is paid a fee for these services based on the average daily net assets of each Portfolio, as follows:


                                                                              Equity Portfolio,
                                                                         Equity Income Portfolio and
            Balanced Portfolio                                             Total Return Portfolio
-------------------------------------------                       ------------------------------------------
       Assets            Annual rate at                                  Assets           Annual rate at
     (billions)         each asset level                               (billions)        each asset level
---------------------- --------------------                       --------------------- --------------------
First       $1.0            0.530%                                First      $0.50            0.530%
Next         1.0            0.505                                 Next        0.50            0.505
Next         1.0            0.480                                 Next         1.0            0.480
Next         3.0            0.455                                 Next         1.0            0.455
Over         6.0            0.430                                 Next         3.0            0.430
                                                                  Over         6.0            0.400


For Balanced, Equity and Total Return Portfolios these fees may be increased or decreased by a performance adjustment based on a comparison of performance to an index. For Balanced Portfolio the index is the Lipper Balanced Fund Index. For Equity Portfolio the index is the Lipper Growth and Income Fund Index. For Total Return Portfolio the index is the Lipper Flexible Portfolio Fund Index. The maximum adjustment is 0.08% of each Portfolio's average daily net assets on an annual basis.

For the fiscal year ended Sept. 30, 1997, each Portfolio paid the Advisor total investment management fees of 0.53% of average daily net assets for Balanced Portfolio, 0.48% for Equity Portfolio, 0.53% for Equity Income Portfolio and 0.49% for Total Return Portfolio. Under the agreement, each Portfolio also pays taxes, brokerage commissions and nonadvisory expenses.


Administrator and transfer agent


The Funds pay the Advisor for shareholder accounting and transfer agent services under two agreements. The first agreement, the Administrative Services Agreement, has a declining annual rate that decreases as assets increase. For each Fund, the fee ranges from 0.04% to 0.02%. The second agreement, the Transfer Agency Agreement, has an annual fee for each Fund of $20 per shareholder account.

Distributor

The Funds sell shares through the Distributor under a Distribution Agreement. The Distributor is located at P.O. Box 59196, Minneapolis, MN 55459-0196 and is a wholly-owned subsidiary of Travel Related Services, Inc., a wholly-owned subsidiary of American Express Company, a financial services company with headquarters at American Express Tower, World Financial Center, New York, NY 10285. Financial consultants representing the Distributor provide information to investors about individual investment programs, the Funds and their operations, new account applications, exchange and redemption requests. The Funds reserve the right to sell shares through other financial intermediaries or broker/dealers. In that event, the account terms would also be governed by rules that the intermediary may establish.


To help defray costs, including costs for marketing, sales administration, training, overhead, direct marketing programs, advertising and related functions, the Funds pay the Distributor a distribution fee, also known as a 12b-1 fee. Under a Plan and Agreement of Distribution, each Fund pays a distribution fee at an annual rate of 0.25% of that Fund's average daily net assets for distribution-related services.
This fee will not cover all of the costs incurred by the Distributor.

Total expenses paid by each Fund for the fiscal year ended Sept. 30, 1997,  were
 .62% of average daily net assets for Balanced Fund, .58% for Equity Fund, 1.07% for Equity Income Fund and 1.26% for Total Return Fund.


About the Advisor

The Advisor is located at IDS Tower 10, Minneapolis, MN 55440-0010. It is a wholly-owned subsidiary of American Express Company. The Portfolios may pay brokerage commissions to broker-dealer affiliates of the Advisor.

Appendix A

Description of corporate bond ratings

Bond ratings concern the quality of the issuing corporation. They are not an opinion of the market value of the security. Such ratings are opinions on whether the principal and interest will be repaid when due. A security's rating may change, which could affect its price. Ratings by Moody's Investors Service, Inc. are Aaa, Aa, A, Baa, Ba, B, Caa, Ca and C. Ratings by Standard & Poor's Corporation are AAA, AA, A, BBB, BB, B, CCC, CC, C and D. The following is a compilation of the two agencies' rating descriptions.
For further information, see the SAI.

Aaa/AAA - Judged to be of the best quality and carry the smallest degree of investment risk. Interest and principal are secure.

Aa/AA - Judged to be high-grade although margins of protection for interest and principal may not be quite as good as Aaa or AAA rated securities.

A - Considered upper-medium grade. Protection for interest and principal is deemed adequate but may be susceptible to future impairment.

Baa/BBB - Considered medium-grade obligations. Protection for interest and principal is adequate over the short-term; however, these obligations may have certain speculative characteristics.

Ba/BB - Considered to have speculative elements. The protection of interest and principal payments may be very moderate.

B - Lack characteristics of more desirable investments. There may be small assurance over any long period of time of the payment of interest and principal.

Caa/CCC - Are of poor standing. Such issues may be in default or there may be risk with respect to principal or interest.

Ca/CC - Represent obligations that are highly speculative. Such issues are often in default or have other marked shortcomings.

C - Are obligations with a higher degree of speculation. These securities have major risk exposures to default.

D - Are in payment default. The D rating is used when interest payments or principal payments are not made on the due date.

Non-rated securities will be considered for investment when they possess a risk comparable to that of rated securities consistent with the Portfolio's objectives and policies. When assessing the risk involved in each non-rated security, the Portfolio will consider the financial condition of the issuer or the protection afforded by the terms of the security.

Definitions of zero-coupon and pay-in-kind securities

A zero-coupon security is a security that is sold at a deep discount from its face value and makes no periodic interest payments. The buyer of such a security receives a rate of return by gradual appreciation of the security, which is redeemed at face value on the maturity date.

A pay-in-kind security is a security in which the issuer has the option to make interest payments in cash or in additional securities. The securities issued as interest usually have the same terms, including maturity date, as the pay-in-kind securities.

Appendix  B

Descriptions of derivative instruments

What follows are brief descriptions of derivative instruments a Portfolio may use. At various times a Portfolio may use some or all of these instruments and is not limited to these instruments. It may use other similar types of instruments if they are consistent with the Portfolio's investment goals and policies. For more information on these instruments, see the SAI.

Options and futures contracts - An option is an agreement to buy or sell an instrument at a set price during a certain period of time. A futures contract is an agreement to buy or sell an instrument for a set price on a future date. A Portfolio may buy and sell options and futures contracts to manage its exposure to changing interest rates, security prices and currency exchange rates. Options and futures may be used to hedge a Portfolio's investments against price fluctuations or to increase market exposure.

Asset-backed and mortgage-backed securities - Asset-backed securities include interests in pools of assets such as motor vehicle installment sale contracts, installment loan contracts, leases on various types of real and personal property, receivables from revolving credit (credit card) agreements or other categories of receivables. Mortgage-backed securities include collateralized mortgage obligations and stripped mortgage-backed securities. Interest and principal payments depend on payment of the underlying loans or mortgages. The value of these securities may also be affected by changes in interest rates, the market's perception of the issuers and the creditworthiness of the parties involved. The non-mortgage related asset-backed securities do not have the benefit of a security interest in the related collateral. Stripped mortgage-backed securities include interest only (IO) and principal only (PO) securities. Cash flows and yields on IOs and POs are extremely sensitive to the rate of principal payments on the underlying mortgage loans or mortgage-backed securities.

Indexed securities - The value of indexed securities is linked to currencies, interest rates, commodities, indexes or other financial indicators. Most indexed securities are short- to intermediate-term fixed income securities whose values at maturity or interest rates rise or fall according to the change in one or more specified underlying instruments. Indexed securities may be more volatile than the underlying instrument itself.


Inverse floaters - Inverse floaters are created by underwriters using the interest payment on securities. A portion of the interest received is paid to holders of instruments based on current interest rates for short-term securities. The remainder, minus a servicing fee, is paid to holders of inverse floaters. As interest rates go down, the holders of the inverse floaters receive more income and an increase in the price for the inverse floaters. As interest rates go up, the holders of the inverse floaters receive less income and a decrease in the price for the inverse floaters.

Structured products - Structured products are over-the-counter financial instruments created specifically to meet the needs of one or a small number of investors. The instrument may consist of a warrant, an option or a forward contract embedded in a note or any of a wide variety of debt, equity and/or currency combinations. Risks of structured products include the inability to close such instruments, rapid changes in the market and defaults by other parties.

                                   STATEMENT OF ADDITIONAL INFORMATION

                                                   FOR

                                 STRATEGIST GROWTH AND INCOME FUND, INC.


                                              Nov. 28, 1997


This Statement of Additional Information (SAI) is not a prospectus. It should be read together with the Funds' prospectus and the financial statements contained in the Annual Report which may be obtained by calling American Express Financial Direct, 800-AXP-SERV (TTY: 800-710-5260) or by writing to P.O. Box 59196, Minneapolis, MN 55459-0196.


This SAI is dated Nov. 28, 1997, and it is to be used with the Funds' prospectus dated Nov. 28, 1997,and the Annual Report for the fiscal year ended Sept. 30, 1997.

                                            TABLE OF CONTENTS

Goals and Investment Policies.....................................See Prospectus

Additional Investment Policies...............................................p.4

Security Transactions.......................................................p.17

Brokerage Commissions Paid to Brokers Affiliated with the Advisor...........p.20

Performance Information.....................................................p.21

Valuing Fund Shares.........................................................p.24

Investing in the Funds......................................................p.26

Redeeming Shares............................................................p.26

Taxes.......................................................................p.27

Agreements..................................................................p.28

Organizational Information..................................................p.32

Board Members and Officers..................................................p.33

Compensation for Fund Board Members.........................................p.34

Trustees of the Preferred Master Trust Group................................p.35

Compensation for Portfolio Board Members....................................p.38

Principal Holders of Securities.............................................p.40

Independent Auditors........................................................p.40

Financial Statements...........................................See Annual Report

Prospectus..................................................................p.40

Appendix A: Foreign Currency Transactions...................................p.41

Appendix B: Options and Futures Contracts...................................p.46

Appendix C: Mortgage-Backed Securities......................................p.52

Appendix D: Dollar-Cost Averaging...........................................p.53

ADDITIONAL INVESTMENT POLICIES


Strategist Growth and Income Fund, Inc. (the Company) is a mutual fund with four series of capital stock representing interests in Strategist Balanced Fund (Balanced Fund), Strategist Equity Fund (Equity Fund), Strategist Equity Income Fund (Equity Income Fund) and Strategist Total Return Fund (Total Return Fund) (Balanced Fund, Equity Fund, Equity Income Fund and Total Return Fund are collectively referred to as the Funds, and individually, a Fund). Each Fund is a diversified mutual fund with its own goals and investment policies. Each of the Funds seeks to achieve its goals by investing all of its assets in a corresponding series (each a Portfolio) of Growth and Income Trust (the Trust), a separate investment company, rather than by directly investing in and managing its own portfolio of securities.

Fundamental investment policies adopted by a Fund or Portfolio cannot be changed without the approval of a majority of the outstanding voting securities of the Fund or Portfolio, respectively, as defined in the Investment Company Act of 1940, as amended (the 1940 Act). Whenever a Fund is requested to vote on a change in the investment policies of the corresponding Portfolio, the Company will hold a meeting of Fund shareholders and will cast the Fund's vote as instructed by the shareholders.

Notwithstanding any of the Funds' other investment policies, each Fund may invest its assets in an open-end management investment company having the same investment objectives, policies and restrictions as that Fund for the purpose of having those assets managed as part of a combined pool.

Investment Policies applicable to Balanced Portfolio:

These are investment policies in addition to those presented in the prospectus. The policies below are fundamental policies that apply both to the Fund and its corresponding Portfolio and may be changed only with shareholder/unitholder approval. Unless holders of a majority of the outstanding voting securities agree to make the change, the Portfolio will not:

`Act as an underwriter (sell securities for others). However, under the securities laws, the Portfolio may be deemed to be an underwriter when it purchases securities directly from the issuer and later resells them.


`Borrow money or property, except as a temporary measure for extraordinary or emergency purposes, in an amount not exceeding one-third of the market value of its total assets (including borrowings) less liabilities (other than borrowings) immediately after the borrowing. The Portfolio and Fund have not borrowed in the past and have no present intention to borrow.


`Make cash loans if the total commitment amount exceeds 5% of the Portfolio's total assets.

`Concentrate in any one industry. According to the present interpretation by the Securities and Exchange Commission (SEC), this means no more than 25% of the Portfolio's total assets, based on current market value at time of purchase, can be invested in any one industry.

`Purchase more than 10% of the outstanding voting securities of an issuer.

`Invest more than 5% of its total assets in securities of any one company, government or political subdivision thereof, except the limitation will not apply to investments in securities issued by the U.S. government, its agencies or instrumentalities, and except that up to 25% of the Portfolio's total assets may be invested without regard to this 5% limitation.

`Buy or sell real estate, unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Portfolio from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business or real estate investment trusts. For purposes of this policy, real estate includes real estate limited partnerships.


`Buy or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Portfolio from buying or selling options and futures contracts or from investing in securities or other instruments backed by, or whose value is derived from, physical commodities.


`Make a loan of any part of its assets to American Express Financial Corporation (the Advisor), to the board members and officers of the Advisor or to its own board members and officers.

`Purchase securities of an issuer if the board members and officers of the Fund, the Portfolio and the Advisor hold more than a certain percentage of the issuer's outstanding securities. If the holdings of all board members and officers of the Fund, the Portfolio and the Advisor who own more than 0.5% of an issuer's securities are added together, and if in total they own more than 5%, the Portfolio will not purchase securities of that issuer.


`Lend Portfolio securities in excess of 30% of its net assets. The current policy of the Portfolio's board is to make these loans, either long- or short-term, to broker-dealers. In making loans, the Portfolio receives the market price in cash, U.S. government securities, letters of credit or such other collateral as may be permitted by regulatory agencies and approved by the board. If the market price of the loaned securities goes up, the Portfolio will get additional collateral on a daily basis. The risks are that the borrower may not provide additional collateral when required or return the securities when due. During the existence of the loan, the Portfolio receives cash payments equivalent to all interest or other distributions paid on the loaned securities. A loan will not be made unless the Advisor believes the opportunity for additional income outweighs the risks.

The policies below are non-fundamental policies that apply both to the Fund and its corresponding Portfolio and may be changed without shareholder/unitholder approval. Unless changed by the board, the Portfolio will not:


`Buy on margin or sell short, except the Portfolio may make margin payments in connection with transactions in futures contracts.


`Invest in a company to control or manage it.

`Pledge or mortgage its assets beyond 15% of total assets. If the Portfolio were ever to do so, valuation of the pledged or mortgaged assets would be based on market values. For purposes of this policy, collateral arrangements for margin deposits on a futures contract are not deemed to be a pledge of assets.

`Invest more than 5% of its total assets in securities of companies, including any predecessors, that have a record of less than three years continuous operations.


`Invest more than 10% of its total assets in securities of investment companies.

`Invest more than 5% of its net assets in warrants.


`Invest in exploration or development programs, such as oil, gas or mineral leases.


`Invest more than 10% of its net assets in securities and other instruments that are illiquid. For purposes of this policy illiquid securities include some privately placed securities, public securities and Rule 144A securities that for one reason or another may no longer have a readily available market, repurchase agreements with maturities greater than seven days, non-negotiable fixed-time deposits and over-the-counter options.


In determining the liquidity of Rule 144A securities, which are unregistered securities offered to qualified institutional buyers, and interest-only and principal-only fixed mortgage-backed securities (IOs and POs) issued by the U.S. government or its agencies and instrumentalities, the Advisor, under guidelines established by the board, will consider any relevant factors including the frequency of trades, the number of dealers willing to purchase or sell the security and the nature of marketplace trades.

In determining the liquidity of commercial paper issued in transactions not involving a public offering under Section 4(2) of the Securities Act of 1933, the Advisor, under guidelines established by the board, will evaluate relevant factors such as the issuer and the size and nature of its commercial paper programs, the willingness and ability of the issuer or dealer to repurchase the paper, and the nature of the clearance and settlement procedures for the paper.

The Portfolio may make contracts to purchase securities for a fixed price at a future date beyond normal settlement time (when-issued securities or forward commitments). Under normal market conditions, the Portfolio does not intend to commit more than 5% of its total assets to these practices. The Portfolio does not pay for the securities or receive dividends or interest on them until the contractual settlement date. The Portfolio will designate cash or liquid high-grade debt securities at least equal in value to its commitments to purchase the securities. When-issued securities or forward commitments are subject to market fluctuations and they may affect the Portfolio's total assets the same as owned securities.

The Portfolio may maintain a portion of its assets in cash and cash-equivalent investments. The cash-equivalent investments the Portfolio may use are short-term U.S. and Canadian government securities and negotiable certificates of deposit, non-negotiable fixed-time deposits, bankers' acceptances and letters of credit of banks or savings and loan associations having capital, surplus and undivided profits (as of the date of its most recently published annual financial statements) in excess of $100 million (or the equivalent in the instance of a foreign branch of a U.S. bank) at the date of investment. Any cash-equivalent investments in foreign securities will be subject to the limitations on foreign investments described in the prospectus. The Portfolio also may purchase short-term corporate notes and obligations rated in the top two classifications by Moody's Investors Service, Inc. (Moody's) or Standard & Poor's Corporation (S&P) or the equivalent and may use repurchase agreements with broker-dealers registered under the Securities Exchange Act of 1934 and with commercial banks. A risk of a repurchase agreement is that if the seller seeks the protection of the bankruptcy laws, the Portfolio's ability to liquidate the security involved could be impaired.


The Portfolio may invest in foreign securities that are traded in the form of American Depositary Receipts (ADRs). ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities of foreign issuers. European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs) are receipts typically issued by foreign banks or trust companies, evidencing ownership of underlying securities issued by either a foreign or U.S. issuer. Generally, Depositary Receipts in registered form are designed for use in the U.S. securities market and Depositary Receipts in bearer form are designed for use in securities markets outside the U.S. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. Depositary Receipts also involve the risks of other investments in foreign securities.


Investment Policies applicable to Equity Portfolio:


These are investment policies in addition to those presented in the prospectus. The policies below are fundamental policies that apply both to the Fund and its corresponding Portfolio and may be changed only with shareholder/unitholder approval. Unless holders of a majority of the outstanding voting securities agree to make the change, the Portfolio will not:

`Act as an underwriter (sell securities for others). However, under the securities laws, the Portfolio may be deemed to be an underwriter when it purchases securities directly from the issuer and later resells them.


`Borrow money or property, except as a temporary measure for extraordinary or emergency purposes, in an amount not exceeding one-third of the market value of its total assets (including borrowings) less liabilities (other than borrowings) immediately after the borrowing. The Portfolio and Fund have not borrowed in the past and have no present intention to borrow.


`Make cash loans if the total commitment amount exceeds 5% of the Portfolio's total assets.

`Concentrate in any one industry. According to the present interpretation by the SEC, this means no more than 25% of the Portfolio's total assets, based on current market value at the time of purchase, can be invested in any one industry.

`Purchase more than 10% of the outstanding voting securities of an issuer.

`Invest more than 5% of its total assets in securities of any one company, government or political subdivision thereof, except the limitation will not apply to investments in securities issued by the U.S. government, its agencies or instrumentalities, and except that up to 25% of the Portfolio's total assets may be invested without regard to this 5% limitation.

`Buy or sell real estate, unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Portfolio from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business or real estate investment trusts. For purposes of this policy, real estate includes real estate limited partnerships.


`Buy or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Portfolio from buying or selling options and futures contracts or from investing in securities or other instruments backed by, or whose value is derived from, physical commodities.

`Invest in securities of investment companies except by purchase in the open market where the dealer's or sponsor's profit is the regular commission. The Advisor may wish to invest in another investment company if, for example, that is the only way to invest in a foreign market. If any such investment is ever made, not more than 10% of the Portfolio's net assets will be so invested. To the extent the Portfolio were to make such investments, the shareholder may be subject to duplicate advisory, administrative and distribution fees.

`Purchase securities of an issuer if the board members and officers of the Fund, the Portfolio and the Advisor hold more than a certain percentage of the issuer's outstanding securities. If the holdings of all board members and officers of the Fund, the Portfolio and the Advisor who own more than 0.5% of an issuer's securities are added together, and if in total they own more than 5%, the Portfolio will not purchase securities of that issuer.


`Lend Portfolio securities in excess of 30% of its net assets. The current policy of the Portfolio's board is to make these loans, either long- or short-term, to broker-dealers. In making loans, the Portfolio receives the market price in cash, U.S. government securities, letters of credit or such other collateral as may be permitted by regulatory agencies and approved by the board. If the market price of the loaned securities goes up, the Portfolio will get additional collateral on a daily basis. The risks are that the borrower may not provide additional collateral when required or return the securities when due. During the existence of the loan, the Portfolio receives cash payments equivalent to all interest or other distributions paid on the loaned securities. A loan will not be made unless the Advisor believes the opportunity for additional income outweighs the risks.

The policies below are non-fundamental policies that apply both to the Fund and its corresponding Portfolio and may be changed without shareholder/unitholder approval. Unless changed by the board, the Portfolio will not:

`Buy on margin or sell short, except the Portfolio may make margin payments in connection with transactions in stock index futures contracts.

`Pledge or mortgage its assets beyond 15% of total assets. If the Portfolio were ever to do so, valuation of the pledged or mortgaged assets would be based on market values. For purposes of this policy, collateral arrangements for margin deposits on a futures contract are not deemed to be a pledge of assets.


`Invest more than 5% of its total assets in securities of companies, including any predecessors, that have a record of less than three years continuous operations.

`Invest in a company to control or manage it.


`Invest more than 5% of its net assets in warrants.


`Invest in exploration or development programs, such as oil, gas or mineral leases.


`Invest more than 10% of its net assets in securities and other instruments that are illiquid. For purposes of this policy illiquid securities include some privately placed securities, public securities and Rule 144A securities that for one reason or another may no longer have a readily available market, repurchase agreements with maturities greater than seven days, non-negotiable fixed-time deposits and over-the-counter options.

In determining the liquidity of Rule 144A securities, which are unregistered securities offered to qualified institutional buyers, and interest-only and principal-only fixed mortgage-backed securities (IOs and POs) issued by the U.S. government or its agencies and instrumentalities, the Advisor, under guidelines established by the board, will consider any relevant factors including the frequency of trades, the number of dealers willing to purchase or sell the security and the nature of marketplace trades.

In determining the liquidity of commercial paper issued in transactions not involving a public offering under Section 4(2) of the Securities Act of 1933, the Advisor, under guidelines established by the board, will evaluate relevant factors such as the issuer and the size and nature of its commercial paper programs, the willingness and ability of the issuer or dealer to repurchase the paper, and the nature of the clearance and settlement procedures for the paper.

The Portfolio may make contracts to purchase securities for a fixed price at a future date beyond normal settlement time (when-issued securities or forward commitments). Under normal market conditions, the Portfolio does not intend to commit more than 5% of its total assets to these practices. The Portfolio does not pay for the securities or receive dividends or interest on them until the contractual settlement date. The Portfolio will designate cash or liquid high-grade debt securities at least equal in value to its commitments to purchase the securities. When-issued securities or forward commitments are subject to market fluctuations and they may affect the Portfolio's total assets the same as owned securities.

The Portfolio may maintain a portion of its assets in cash and cash-equivalent investments. The cash-equivalent investments the Portfolio may use are short-term U.S. and Canadian government securities and negotiable certificates of deposit, non-negotiable fixed-time deposits, bankers' acceptances and letters of credit of banks or savings and loan associations having capital, surplus and undivided profits (as of the date of its most recently published annual financial statements) in excess of $100 million (or the equivalent in the instance of a foreign branch of a U.S. bank) at the date of investment. Any cash-equivalent investments in foreign securities will be subject to the limitations on foreign investments described in the prospectus. The Portfolio also may purchase short-term corporate notes and obligations rated in the top two classifications by Moody's or S&P or the equivalent and may use repurchase agreements with broker-dealers registered under the Securities Exchange Act of 1934 and with commercial banks. A risk of a repurchase agreement is that if the seller seeks the protection of the bankruptcy laws, the Portfolio's ability to liquidate the security involved could be impaired.


The Portfolio may invest in foreign securities that are traded in the form of American Depositary Receipts (ADRs). ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities of foreign issuers. European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs) are receipts typically issued by foreign banks or trust companies, evidencing ownership of underlying securities issued by either a foreign or U.S. issuer. Generally, Depositary Receipts in registered form are designed for use in the U.S. securities market and Depositary Receipts in bearer form are designed for use in securities markets outside the U.S. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. Depositary Receipts also involve the risks of other investments in foreign securities.


Investment Policies applicable to Equity Income Portfolio:

These are investment policies in addition to those presented in the prospectus. The policies below are fundamental policies that apply both to the Fund and its corresponding Portfolio and may be changed only with shareholder/unitholder approval. Unless holders of a majority of the outstanding voting securities agree to make the change, the Portfolio will not:

`Act as an underwriter (sell securities for others). However, under the securities laws, the Portfolio may be deemed to be an underwriter when it purchases securities directly from the issuer and later resells them.


`Borrow money or property, except as a temporary measure for extraordinary or emergency purposes, in an amount not exceeding one-third of the market value of its total assets (including borrowings) less liabilities (other than borrowings) immediately after the borrowing. The Portfolio and Fund have not borrowed in the past and have no present intention to borrow.


`Make cash loans if the total commitment amount exceeds 5% of the Portfolio's total assets.

`Purchase more than 10% of the outstanding voting securities of an issuer.

`Invest more than 5% of its total assets in securities of any one company, government or political subdivision thereof, except the limitation will not apply to investments in securities issued by the U.S. government, its agencies or instrumentalities, and except that up to 25% of the Portfolio's total assets may be invested without regard to this 5% limitation.

`Buy or sell real estate, unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Portfolio from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business or real estate investment trusts. For purposes of this policy, real estate includes real estate limited partnerships.


`Buy or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Portfolio from buying or selling options and futures contracts or from investing in securities or other instruments backed by, or whose value is derived from, physical commodities.

`Lend Portfolio securities in excess of 30% of its net assets. The current policy of the Portfolio's board is to make these loans, either long- or short-term, to broker-dealers. In making loans, the Portfolio receives the market price in cash, U.S. government securities, letters of credit or such other collateral as may be permitted by regulatory agencies and approved by the board. If the market price of the loaned securities goes up, the Portfolio will get additional collateral on a daily basis. The risks are that the borrower may not provide additional collateral when required or return the securities when due. During the existence of the loan, the Portfolio receives cash payments equivalent to all interest or other distributions paid on the loaned securities. A loan will not be made unless the Advisor believes the opportunity for additional income outweighs the risks.


`Concentrate in any one industry. According to the present interpretation by the SEC, this means no more than 25% of the Portfolio's total assets, based on current market value at time of purchase, can be invested in any one industry.

The policies below are non-fundamental policies that apply both to the Fund and its corresponding Portfolio and may be changed without shareholder/unitholder approval. Unless changed by the board, the Portfolio will not:


`Buy on margin or sell short, except the Portfolio may make margin payments in connection with transactions in futures contracts.


`Pledge or mortgage its assets beyond 15% of total assets. If the Portfolio were ever to do so, valuation of the pledged or mortgaged assets would be based on market values. For purposes of this policy, collateral arrangements for margin deposits on futures contracts are not deemed to be a pledge of assets.

`Invest more than 5% of its total assets in securities of companies, including any predecessors, that have a record of less than three years continuous operations.

`Invest in a company to control or manage it.

`Invest in exploration or development programs, such as oil, gas or mineral leases.


`Invest more than 10% of its total assets in securities of investment companies.

`Purchase securities of an issuer if the board members and officers of the Fund, the Portfolio and the Advisor hold more than a certain percentage of the issuer's outstanding securities. If the holdings of all board members and officers of the Fund, the Portfolio and the Advisor who own more than 0.5% of an issuer's securities are added together, and if in total they own more than 5%, the Portfolio will not purchase securities of that issuer.

`Invest more than 5% of its net assets in warrants.

`Invest more than 10% of its net assets in securities and other instruments that are illiquid. For purposes of this policy illiquid securities include some privately placed securities, public securities and Rule 144A securities that for one reason or another may no longer have a readily available market, repurchase agreements with maturities greater than seven days, non-negotiable fixed-time deposits and over-the-counter options.


In determining the liquidity of Rule 144A securities, which are unregistered securities offered to qualified institutional buyers, and interest-only and principal-only fixed mortgage-backed securities (IOs and POs) issued by the U.S. government or its agencies and instrumentalities, the Advisor, under guidelines established by the board, will consider any relevant factors including the frequency of trades, the number of dealers willing to purchase or sell the security and the nature of marketplace trades.

In determining the liquidity of commercial paper issued in transactions not involving a public offering under Section 4(2) of the Securities Act of 1933, the Advisor, under guidelines established by the board, will evaluate relevant factors such as the issuer and the size and nature of its commercial paper programs, the willingness and ability of the issuer or dealer to repurchase the paper, and the nature of the clearance and settlement procedures for the paper.

The Portfolio may make contracts to purchase securities for a fixed price at a future date beyond normal settlement time (when-issued securities or forward commitments). Under normal market conditions, the Portfolio does not intend to commit more than 5% of its total assets to these practices. The Portfolio does not pay for the securities or receive dividends or interest on them until the contractual settlement date. The Portfolio will designate cash or liquid high-grade debt securities at least equal in value to its commitments to purchase the securities. When-issued securities or forward commitments are subject to market fluctuations and they may affect the Portfolio's total assets the same as owned securities.

The Portfolio may maintain a portion of its assets in cash and cash-equivalent investments. The cash-equivalent investments the Portfolio may use are short-term U.S. and Canadian government securities and negotiable certificates of deposit, non-negotiable fixed-time deposits, bankers' acceptances and letters of credit of banks or savings and loan associations having capital, surplus and undivided profits (as of the date of its most recently published annual financial statements) in excess of $100 million (or the equivalent in the instance of a foreign branch of a U.S. bank) at the date of investment. Any cash-equivalent investments in foreign securities will be subject to the limitations on foreign investments described in the prospectus. The Portfolio also may purchase short-term corporate notes and obligations rated in the top two classifications by Moody's or S&P or the equivalent and may use repurchase agreements with broker-dealers registered under the Securities Exchange Act of 1934 and with commercial banks. A risk of a repurchase agreement is that if the seller seeks the protection of the bankruptcy laws, the Portfolio's ability to liquidate the security involved could be impaired.

The Portfolio may invest in foreign securities that are traded in the form of American Depositary Receipts (ADRs). ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities of foreign issuers. European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs) are receipts typically issued by foreign banks or trust companies, evidencing ownership of underlying securities issued by either a foreign or U.S. issuer. Generally, Depositary Receipts in registered form are designed for use in the U.S. securities market and Depositary Receipts in bearer form are designed for use in securities markets outside the U.S. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. Depositary Receipts also involve the risks of other investments in foreign securities.


Investment Policies applicable to Total Return Portfolio:


These are investment policies in addition to those presented in the prospectus. The policies below are fundamental policies that apply both to the Fund and its corresponding Portfolio and may be changed only with shareholder/unitholder approval. Unless holders of a majority of the outstanding voting securities agree to make the change, the Portfolio will not:


`Act as an underwriter (sell securities for others). However, under the securities laws, the Portfolio may be deemed to be an underwriter when it purchases securities directly from the issuer and later resells them.


`Borrow money or property, except as a temporary measure for extraordinary or emergency purposes, in an amount not exceeding one-third of the market value of its total assets (including borrowings) less liabilities (other than borrowings) immediately after the borrowing. The Portfolio and Fund have not borrowed in the past and have no present intention to borrow.


`Make cash loans if the total commitment amount exceeds 5% of the Portfolio's total assets.

`Concentrate in any one industry. According to the present interpretation by the SEC, this means no more than 25% of the Portfolio's total assets, based on current market value at time of purchase, can be invested in any one industry.

`Purchase more than 10% of the outstanding voting securities of an issuer.

`Invest more than 5% of its total assets in securities of any one company, government or political subdivision thereof, except the limitation will not apply to investments in securities issued by the U.S. government, its agencies or instrumentalities, and except that up to 25% of the Portfolio's total assets may be invested without regard to this 5% limitation.

`Buy or sell real estate, unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Portfolio from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business or real estate investment trusts. For purposes of this policy, real estate includes real estate limited partnerships.


`Buy or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Portfolio from buying or selling options and futures contracts or from investing in securities or other instruments backed by, or whose value is derived from, physical commodities.


`Make a loan of any part of its assets to the Advisor, to the board members and officers of the Advisor or to its own board members and officers.

`Purchase securities of an issuer if the board members and officers of the Fund, the Portfolio and the Advisor hold more than a certain percentage of the issuer's outstanding securities. If the holdings of all board members and officers of the Fund, the Portfolio and the Advisor who own more than 0.5% of an issuer's securities are added together, and if in total they own more than 5%, the Portfolio will not purchase securities of that issuer.


`Lend Portfolio securities in excess of 30% of its net assets. The current policy of the Portfolio's board is to make these loans, either long- or short-term, to broker-dealers. In making loans, the Portfolio receives the market price in cash, U.S. government securities, letters of credit or such other collateral as may be permitted by regulatory agencies and approved by the board. If the market price of the loaned securities goes up, the Portfolio will get additional collateral on a daily basis. The risks are that the borrower may not provide additional collateral when required or return the securities when due. During the existence of the loan, the Portfolio receives cash payments equivalent to all interest or other distributions paid on the loaned securities. A loan will not be made unless the Advisor believes the opportunity for additional income outweighs the risks.


`Issue senior securities, except this restriction shall not be deemed to prohibit the Portfolio from borrowing from banks, using options or futures contracts, lending its securities or entering into repurchase agreements.

The policies below are non-fundamental policies that apply both to the Fund and its corresponding Portfolio and may be changed without shareholder/unitholder approval. Unless changed by the board, the Portfolio will not:


`Buy on margin or sell short, except the Portfolio may make margin payments in connection with transactions in futures contracts.

`Pledge or mortgage its assets beyond 15% of total assets. If the Portfolio were ever to do so, valuation of the pledged or mortgaged assets would be based on market values. For purposes of this policy, collateral arrangements for margin deposits on a futures contract are not deemed to be a pledge of assets.

`Invest more than 5% of its total assets in securities of companies, including any predecessors, that have a record of less than three years continuous operations.


`Invest more than 10% of its total assets in securities of investment companies.


`Invest in a company to control or manage it.

`Invest in exploration or development programs, such as oil, gas or mineral leases.


`Invest more than 5% of its net assets in warrants.

`Invest more than 10% of its net assets in securities and other instruments that are illiquid. For purposes of this policy illiquid securities include some privately placed securities, public securities and Rule 144A securities that for one reason or another may no longer have a readily available market, repurchase agreements with maturities greater than seven days, non-negotiable fixed-time deposits and over-the-counter options.


In determining the liquidity of Rule 144A securities, which are unregistered securities offered to qualified institutional buyers, and interest-only and principal-only fixed mortgage-backed securities (IOs and POs) issued by the U.S. government or its agencies and instrumentalities, the Advisor, under guidelines established by the board, will consider any relevant factors including the frequency of trades, the number of dealers willing to purchase or sell the security and the nature of marketplace trades.

In determining the liquidity of commercial paper issued in transactions not involving a public offering under Section 4(2) of the Securities Act of 1933, the Advisor, under guidelines established by the board, will evaluate relevant factors such as the issuer and the size and nature of its commercial paper programs, the willingness and ability of the issuer or dealer to repurchase the paper, and the nature of the clearance and settlement procedures for the paper.

The Portfolio may make contracts to purchase securities for a fixed price at a future date beyond normal settlement time (when-issued securities or forward commitments). Under normal market conditions, the Portfolio does not intend to commit more than 5% of its total assets to these practices. The Portfolio does not pay for the securities or receive dividends or interest on them until the contractual settlement date. The Portfolio will designate cash or liquid high-grade debt securities at least equal in value to its commitments to purchase the securities. When-issued securities or forward commitments are subject to market fluctuations and they may affect the Portfolio's total assets the same as owned securities.

The Portfolio may maintain a portion of its assets in cash and cash-equivalent investments. The cash-equivalent investments the Portfolio may use are short-term U.S. and Canadian government securities and negotiable certificates of deposit, non-negotiable fixed-time deposits, bankers' acceptances and letters of credit of banks or savings and loan associations having capital, surplus and undivided profits (as of the date of its most recently published annual financial statements) in excess of $100 million (or the equivalent in the instance of a foreign branch of a U.S. bank) at the date of investment. Any cash-equivalent investments in foreign securities will be subject to the limitations on foreign investments described in the prospectus. The Portfolio also may purchase short-term corporate notes and obligations rated in the top two classifications by Moody's Investors Service, Inc. (Moody's) or Standard & Poor's Corporation (S&P) or the equivalent and may use repurchase agreements with broker-dealers registered under the Securities Exchange Act of 1934 and with commercial banks. A risk of a repurchase agreement is that if the seller seeks the protection of the bankruptcy laws, the Portfolio's ability to liquidate the security involved could be impaired.

The Portfolio may invest in foreign securities that are traded in the form of American Depositary Receipts (ADRs). ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities of foreign issuers. European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs) are receipts typically issued by foreign banks or trust companies, evidencing ownership of underlying securities issued by either a foreign or U.S. issuer. Generally, Depositary Receipts in registered form are designed for use in the U.S. securities market and Depositary Receipts in bearer form are designed for use in securities markets outside the U.S. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. Depositary Receipts also involve the risks of other investments in foreign securities.

For a discussion on foreign currency transactions, see Appendix A. For a discussion on options and futures contracts, see Appendix B. For a discussion on mortgage-backed securities, see Appendix C. For a discussion on dollar-cost averaging, see Appendix D.


SECURITY TRANSACTIONS


Subject to policies set by the board, the Advisor is authorized to determine, consistent with each Fund's and Portfolio's investment goals and policies, which securities will be purchased, held or sold. In determining where the buy and sell orders are to be placed, the Advisor has been directed to use its best efforts to obtain the best available price and most favorable execution except where otherwise authorized by the board. In selecting broker-dealers to execute transactions, the Advisor may consider the price of the security including commission or mark-up, the size and difficulty of the order, the reliability, integrity, financial soundness and general operation and execution capabilities of the broker, the broker's expertise in particular markets, and research services provided by the broker.

The Advisor has a strict Code of Ethics that prohibits its affiliated personnel from engaging in personal investment activities that compete with or attempt to take advantage of planned portfolio transactions for any fund or trust for which it acts as investment manager. The Advisor carefully monitors compliance with its Code of Ethics.


On occasion, it may be desirable to compensate a broker for research services or for brokerage services by paying a commission that might not otherwise be charged or a commission in excess of the amount another broker might charge. The board has adopted a policy authorizing the Advisor to do so to the extent authorized by law, if the Advisor determines, in good faith, that such commission is reasonable in relation to the value of the brokerage or research services provided by a broker or dealer, viewed either in the light of that transaction or the Advisor's overall responsibilities to the portfolios advised by the Advisor.


Research provided by brokers supplements the Advisor's own research activities. Such services include economic data on, and analysis of, U.S. and foreign economies; information on specific industries; information about specific companies, including earnings estimates; purchase recommendations for stocks and bonds; portfolio strategy services; political, economic, business and industry trend assessments; historical statistical information; market data services providing information on specific issues and prices; and technical analysis of various aspects of the securities markets, including technical charts. Research services may take the form of written reports, computer software or personal contact by telephone or at seminars or other meetings. The Advisor has obtained, and in the future may obtain, computer hardware from brokers, including but not limited to personal computers that will be used exclusively for investment decision-making purposes, which include the research, portfolio management and trading functions and other services to the extent permitted under an interpretation by the SEC.


When paying a commission that might not otherwise be charged or a commission in excess of the amount another broker might charge, the Advisor must follow procedures authorized by the board. To date, three procedures have been authorized. One procedure permits the Advisor to direct an order to buy or sell a security traded on a national securities exchange to a specific broker for research services it has provided. The second procedure permits the Advisor, in order to obtain research, to direct an order on an agency basis to buy or sell a security traded in the over-the-counter market to a firm that does not make a market in that security. The commission paid generally includes compensation for research services. The third procedure permits the Advisor, in order to obtain research and brokerage services, to cause the Portfolio to pay a commission in excess of the amount another broker might have charged.
The Advisor has advised the Trust it is
necessary to do business with a number of brokerage firms on a continuing basis to obtain such services as the handling of large orders, the willingness of a broker to risk its own money by taking a position in a security, and the specialized handling of a particular group of securities that only certain brokers may be able to offer. As a result of this arrangement, some portfolio transactions may not be effected at the lowest commission, but the Advisor believes it may obtain better overall execution. The Advisor has represented that under all three procedures the amount of commission paid will be reasonable and competitive in relation to the value of the brokerage services performed or research provided.

All other transactions shall be placed on the basis of obtaining the best available price and most favorable execution. In so doing, if, in the professional opinion of the person responsible for selecting the broker or dealer, several firms can execute the transaction on the same basis, consideration will be given by such person to those firms offering research services. Such services may be used by the Advisor in providing advice to all the trusts in the Preferred Master Trust Group, their corresponding funds and other accounts advised by the Advisor, even though it is not possible to relate the benefits to any particular fund, portfolio or account.

Each investment decision made for a Portfolio is made independently from any decision made for other portfolios, funds or other accounts advised by the Advisor or any of its subsidiaries. When a Portfolio buys or sells the same security as another portfolio, fund or account, the Advisor carries out the purchase or sale in a way the Trust agrees in advance is fair. Although sharing in large transactions may adversely affect the price or volume purchased or sold by a Portfolio, a Portfolio hopes to gain an overall advantage in execution. The Advisor has assured the Trust it will continue to seek ways to reduce brokerage costs.


On  a  periodic  basis,  the  Advisor  makes  a  comprehensive   review  of  the
broker-dealers it uses and the overall reasonableness of their commissions. The review evaluates execution, operational efficiency and research services.


For the fiscal year ended Sept. 30, 1997, Balanced Portfolio, Equity Portfolio, Equity Income Portfolio and Total Return Portfolio paid total brokerage commissions of $3,749,845, $6,147,059, $1,979,701 and $5,860,957, respectively.
For the fiscal period from May 13, 1996, to Sept. 30, 1996, Balanced Portfolio, Equity Portfolio, Equity Income Portfolio and Total Return Portfolio paid total brokerage commissions of $3,836,080, $3,197,700, $2,585,347 and $7,372,053,
respectively. The Portfolios began operations on May 13, 1996. Substantially all firms through whom transactions were executed provide research services.

Transactions amounting to $146,560,000 on which $277,857 in commissions were imputed or paid, were specifically directed to firms in exchange for research services for Balanced Portfolio. Transactions amounting to $495,098,000, on which $1,039,140 in commissions were imputed or paid, were specifically directed to firms in exchange for research services for Equity Portfolio. Transactions amounting to $10,905,000, on which $17,364 in commissions were imputed or paid, were specifically directed to firms in exchange for research services for Equity Income Portfolio. Transactions amounting to $10,089,000, on which $15,510 in commissions were imputed or paid, were specifically directed to firms in exchange for research services for Total Return Portfolio.

As of the fiscal year ended Sept. 30, 1997, the Portfolios listed held securities of its regular brokers or dealers or of the parents of those brokers or dealers that derived more than 15% of gross revenue from securities-related activities as presented below:


Name of Issuer                                      Value of Securities Owned at End of Fiscal Year
                                            ----------------------------------------------------------------

Balanced Portfolio
   Bank of America                                                   $ 9,929,100
   Equitable IBM                                                       5,755,235
   Goldman Sachs                                                      38,901,344
   Morgan (J. P.)                                                     54,218,250
   Morgan Stanley                                                     23,636,149
   Salomon Brothers                                                    6,985,860

Equity Portfolio
   Bank of America                                                  $ 36,656,250
   Merrill Lynch                                                      19,891,875
   Morgan Stanley                                                      5,987,167
   Travelers Group                                                    27,300,000
   Salomon Brothers                                                   34,031,745

Equity Income Portfolio
   Bank of America                                                   $ 9,964,797
   Goldman Sachs                                                      23,029,408
   Morgan (J.P.)                                                      18,180,000
   Morgan Stanley                                                     17,564,981
   NationsBank                                                        17,943,750
   Salomon Brothers                                                   32,858,105

Total Return Portfolio
   Bank of America                                                  $ 40,217,180
   Goldman Sachs                                                      26,352,041
   Morgan Stanley                                                     12,965,672
   Travelers Group                                                     7,780,500

For the fiscal years ended 1997 and 1996, the portfolio turnover rates were 49% and 45% for Balanced Portfolio, 82% and 71% for Equity Portfolio, 81% and 84% for Equity Income Portfolio and 99% and 142% for Total Return Portfolio. Higher turnover rates may result in higher brokerage expenses.

For periods prior to the commencement of operations of Balanced Portfolio, Equity Portfolio, Equity Income Portfolio and Total Return Portfolio, turnover rates are based on the turnover rates of the corresponding IDS funds, which transferred all of their assets to the Portfolios on May 13, 1996.

BROKERAGE COMMISSIONS PAID TO BROKERS AFFILIATED WITH THE ADVISOR

Affiliates of American Express Company (American Express) (of which the Advisor is a wholly-owned subsidiary) may engage in brokerage and other securities transactions on behalf of a Portfolio according to procedures adopted by the board and to the extent consistent with applicable provisions of the federal securities laws. The Advisor will use an American Express affiliate only if (i) the Advisor determines that a Portfolio will receive prices and executions at least as favorable as those offered by qualified independent brokers performing similar brokerage and other services for a Portfolio and (ii) the affiliate charges a Portfolio commission rates consistent with those the affiliate charges comparable unaffiliated customers in similar transactions and if such use is consistent with terms of the Investment Management Services Agreement.

The Advisor may direct brokerage to compensate an affiliate. The Advisor will receive research on South Africa from New Africa Advisors, a wholly-owned subsidiary of Sloan Financial Group. The Advisor owns 100% of IDS Capital Holdings Inc. which in turn owns 40% of Sloan Financial Group. New Africa Advisors will send research to the Advisor and in turn the Advisor will direct trades to a particular broker. The broker will have an agreement to pay New Africa Advisors. All transactions will be on a best execution basis. Compensation received will be reasonable for the services rendered.



Information about brokerage commissions paid by each Portfolio to brokers affiliated with the Advisor for the fiscal year ended Sept. 30, 1997, and fiscal period from May 13, 1996 to Sept. 30, 1996 is contained in the following table:

                                                            Fiscal Year ended 1997                  1996
                                                                                Percent of       Aggregate
                                                                             Aggregate Dollar      Dollar
                                                  Aggregate     Percent of       Amount of       Amount of
                                                Dollar Amount    Aggregate     Transactions     Commissions
                                    Nature of         of         Brokerage       Involving        Paid to
Portfolio      Broker              Affiliation   Commissions    Commissions     Payment of         Broker
                                                Paid to Broker                  Commissions
Balanced       American                (1)      $  24,783         0.66%          1.12%           $ 13,249
               Enterprise
               Investment
               Services Inc.
Equity         American                (1)        404,603         6.58          11.47              45,119
               Enterprise
               Investment
               Services Inc.
Equity Income  American                (1)        125,796         6.35          12.23              44,672
               Enterprise
               Investment
               Services Inc.
Total Return   American                (1)        314,054         5.36          10.86             103,248
               Enterprise
               Investment
               Services Inc.

(1)  Wholly-owned subsidiary of the Advisor.

PERFORMANCE INFORMATION

The Funds may quote various performance figures to illustrate past performance. Average annual total return and current yield quotations are based on standardized methods of computing performance as required by the SEC. An explanation of these and any other methods used by a Fund to compute performance follows below.

Average annual total return

A Fund may calculate average annual total return for certain periods by finding the average annual compounded rates of return over the period that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                              P(1+T)n = ERV

where:           P =  a hypothetical initial payment of $1,000
                 T =  average annual total return
                 n =  number of years
               ERV    =  ending  redeemable  value  of  a  hypothetical   $1,000
                      payment, made at the beginning of a period, at the end of the period (or fractional portion thereof)

Aggregate total return

A Fund may calculate aggregate total return for certain periods representing the cumulative change in the value of an investment in a Fund over a specified period of time according to the following formula:

                                                 ERV - P
                                                    P

where:           P =  a hypothetical initial payment of $1,000
               ERV    =  ending  redeemable  value  of  a  hypothetical   $1,000
                      payment, made at the beginning of a period, at the end of the period (or fractional portion thereof)

Annualized yield

The Fund may calculate an annualized yield by dividing the net investment income per share deemed earned during a period by the net asset value per share on the last day of the period and annualizing the results.

Yield is calculated according to the following formula:

                                        Yield = 2[(a-b + 1)6 - 1]
                                                    cd

where: a = dividends and interest earned during the period b = aggregate expenses accrued for the period (net of reimbursements)
                 c = the average daily number of shares outstanding during the period that were entitled to receive dividends
                 d = the maximum offering price per share on the last day of the period

The Fund's yield, calculated as described above according to the formula prescribed by the SEC, is a hypothetical return based on market value yield to maturity for each corresponding Portfolio's securities. It is not necessarily indicative of the amount which was or may be paid to the Fund's shareholders. Actual amounts paid to the Fund's shareholders are reflected in the distribution yield.

Distribution yield

Distribution yield is calculated according to the following formula:

                          D divided by POP F equals DY
                          30           30

where:           D =  sum of dividends for 30-day period
               POP =  sum of public offering price for 30-day period
                 F =  annualizing factor
                DY =  distribution yield


The Fund's distribution yield was 3.45% for Equity Income Fund for the 30-day period ended Sept. 30, 1997.


In its sales material and other communications, a Fund may quote, compare or refer to rankings, yields or returns as published by independent statistical services or publishers and publications such as The Bank Rate Monitor National Index, Barron's, Business Week, Donoghue's Money Market Fund Report, Financial Services Week, Financial Times, Financial World, Forbes, Fortune, Global Investor, Institutional Investor,

Investor's Daily, Kiplinger's Personal Finance, Lipper Analytical Services, Money, Morningstar, Mutual Fund Forecaster, Newsweek, The New York Times, Personal Investor, Stanger Report, Sylvia Porter's Personal Finance, USA Today, U.S. News and World Report, The Wall Street Journal and Wiesenberger Investment Companies Service.

On May 13, 1996, IDS Mutual, IDS Stock Fund, IDS Diversified Equity Income Fund, and IDS Managed Allocation Fund (the IDS Funds), four open-end investment companies managed by the Advisor, transferred all of their respective assets to Balanced Portfolio, Equity Portfolio, Equity Income Portfolio and Total Return Portfolio, respectively, in exchange for units of the Portfolios. Also on May 13, 1996, Balanced Fund, Equity Fund, Equity Income Fund and Total Return Fund transferred all of their respective assets to the corresponding Portfolio of the Trust in connection with the commencement of their operations.

On March 20, 1995, the IDS Funds converted to a multiple class structure pursuant to which three classes of shares are offered: Class A, Class B and Class Y. Class A shares are sold with a 5% sales charge, a 0.175% service fee and no 12b-1 fee. Performance quoted, other than one year, by Balanced Fund, Equity Fund, Equity Income Fund and Total Return Fund, prior to commencement of operations, is based on performance of the corresponding IDS Fund prior to March 20, 1995 and to Class A shares of the corresponding IDS Fund from March 20, 1995 through May 13, 1996, adjusted for differences in sales charge. The historical performance for these periods has not been adjusted for any difference between the estimated aggregate fees and expenses of the Funds and historical fees and expenses of the IDS Funds.

VALUING FUND SHARES

The value of an individual share is determined by using the net asset value before shareholder transactions for the day and dividing that figure by the number of shares outstanding at the end of the previous day.

On Oct. 1, 1997, the first business day following the end of the fiscal year, the computations looked like this:



                     Net assets                            Shares
                       before                          outstanding at                      Net asset value
Fund                shareholder                          the end of                          of one share
                    transactions                        previous day
----------------- ----------------- ----------------- ------------------ ----------------- -----------------
Balanced              $ 900,853        divided by          54,008             equals           $ 16.68
Equity                789,867                              26,757                                 29.52
Equity Income         830,066                              74,113                                 11.20
Total Return          690,060                              47,232                                 14.61


In determining net assets before shareholder transactions, the securities held by each Fund's corresponding Portfolio are valued as follows as of the close of business of the New York Stock Exchange (the Exchange):

`Securities, except bonds other than convertibles, traded on a securities exchange for which a last-quoted sales price is readily available are valued at the last-quoted sales price on the exchange where such security is primarily traded.

`Securities traded on a securities exchange for which a last-quoted sales price is not readily available are valued at the mean of the closing bid and asked prices, looking first to the bid and asked prices on the exchange where the security is primarily traded and, if none exist, to the over-the-counter market.

`Securities included in the NASDAQ National Market System are valued at the last-quoted sales price in this market.

`Securities included in the NASDAQ National Market System for which a last-quoted sales price is not readily available, and other securities traded over-the-counter but not included in the NASDAQ National Market System are valued at the mean of the closing bid and asked prices.

`Futures and options traded on major exchanges are valued at the last-quoted sales price on their primary exchange.


`Foreign securities traded outside the United States are generally valued as of the time their trading is complete, which is usually different from the close of the Exchange. Foreign securities quoted in foreign currencies are translated into U.S. dollars at the current rate of exchange. Occasionally, events affecting the value of such securities may occur between such times and the close of the Exchange that will not be reflected in the computation of a Fund's net asset value. If events materially affecting the value of such securities occur during such period, these securities will be valued at their fair value according to procedures decided upon in good faith by the board.


`Short-term securities maturing more than 60 days from the valuation date are valued at the readily available market price or approximate market value based on current interest rates. Short-term securities maturing in 60 days or less that originally had maturities of more than 60 days at acquisition date are valued at amortized cost using the market value on the 61st day before maturity. Short-term securities maturing in 60 days or less at acquisition date are valued at amortized cost. Amortized cost is an approximation of market value determined by systematically increasing the carrying value of a security if acquired at a discount, or reducing the carrying value if acquired at a premium, so that the carrying value is equal to maturity value on the maturity date.

`Securities without a readily available market price and other assets are valued at fair value as determined in good faith by the board. The board is responsible for selecting methods it believes provide fair value. When possible, bonds are valued by a pricing service independent from the Portfolio. If a valuation of a bond is not available from a pricing service, the bond will be valued by a dealer knowledgeable about the bond if such a dealer is available.

The Exchange, American Express Service Corporation (the Distributor) and each of the Funds will be closed on the following holidays: New Year's Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


INVESTING IN THE FUNDS


Each Fund's minimum initial investment requirement is $2,000 ($1,000 for Custodial Accounts, Individual Retirement Accounts and certain other retirement plans). Subsequent investments of $100 or more may be made. These minimum investment requirements may be changed at any time and are not applicable to certain types of investors.

The Securities Investor Protection Corporation (SIPC) will provide account protection, in an amount up to $500,000, for securities including Fund shares (up to $100,000 protection for cash), held in an Investment Management Account maintained with the Distributor. Of course, SIPC account protection does not protect shareholders from share price fluctuations.


REDEEMING SHARES

You have a right to redeem your shares at any time. For an explanation of redemption procedures, please see the prospectus.

During an emergency, the board can suspend the computation of net asset value, stop accepting payments for purchase of shares or suspend the duty of the Funds (or a Fund) to redeem shares for more than seven days. Such emergency situations would occur if:

`The Exchange closes for reasons other than the usual weekend and holiday closings or trading on the Exchange is restricted, or

`Disposal of a Portfolio's securities is not reasonably practicable or it is not reasonably practicable for a Fund to determine the fair value of its net assets, or


`The SEC, under the provisions of the 1940 Act, declares a period of emergency to exist.


Should each Fund stop selling shares, the board members may make a deduction from the value of the assets held by the Fund to cover the cost of future liquidations of the assets so as to distribute fairly these costs among all shareholders.

Redemptions by a Fund


Each Fund reserves the right to redeem, involuntarily, the shares of any shareholder whose account has a value of less than a minimum amount but only where the value of such account has been reduced by voluntary redemption of shares. Until further notice, it is the policy of each Fund not to exercise this right with respect to any shareholder whose account has a value of $1,000 or more ($500 in the case of Custodial accounts, IRAs and other retirement plans). In any event, before a Fund redeems such shares and sends the proceeds to the shareholder, it will notify the shareholder that the value of the shares in the account is less than the minimum amount and allow the shareholder 30 days to make an additional investment in an amount which will increase the value of the accounts to at least $1,000.



Redemptions in Kind



The Company has elected to be governed by Rule 18f-1 under the 1940 Act, which obligates each Fund to redeem shares in cash, with respect to any one shareholder during any 90-day period, up to the lesser of $250,000 or 1% of the net assets of that Fund at the beginning of such period. Although redemptions in excess of this limitation would normally be paid in cash, each Fund reserves the right to make payments in whole or in part in securities or other assets in case of an emergency, or if the payment of such redemption in cash would be detrimental to the existing shareholders of the Fund as determined by the board. In such circumstances, the securities distributed would be valued as set forth in the Prospectus. Should a Fund distribute securities, a shareholder may incur brokerage fees or other transaction costs in converting the securities to cash.



TAXES


Dividends received should be treated as dividend income for federal income tax purposes. Corporate shareholders are generally entitled to a deduction equal to 70% of that portion of a Fund's dividend that is attributable to dividends the Fund has received from domestic (U.S.) securities. For the fiscal year ended Sept. 30, 1997, 36.11% of Balanced Fund's net investment income dividends, 72.11% of Equity Fund's net investment income dividends, 69.51% of Equity Income Fund's net investment income dividends and none of Total Return Fund's net investment income dividends qualified for the corporate deduction.

Capital gain distributions, if any, received by corporate shareholders should be treated as long-term capital gains regardless of how long they owned their shares. Capital gain distributions, if any, received by individuals should be treated as long-term if held for more than one year, however, recent tax laws have divided long-term capital gains into two holding periods: (1) shares held more than one year but not more than 18 months and (2) shares held more than 18 months. Short-term capital gains earned by a Fund are paid to shareholders as part of their ordinary income dividend and are taxable as ordinary income, not capital gain.

You may be able to defer taxes on current income from a Fund by investing through an IRA, 401(k) plan account or other qualified retirement account. If you move all or part of a non-qualified investment in one of the above-mentioned Funds to a qualified account, this type of exchange is considered a redemption of shares. You pay no sales charge, but the exchange may result in a gain or loss for tax purposes, or excess contributions under IRA or qualified plan regulations.


Under federal tax law, by the end of a calendar year a Fund must declare and pay dividends representing 98% of ordinary income for that calendar year and 98% of net capital gains (both long-term and short-term) for the 12-month period ending Oct. 31 of that calendar year. A Fund is subject to an excise tax equal to 4% of the excess, if any, of the amount required to be distributed over the amount actually distributed. A Fund intends to comply with federal tax law and avoid any excise tax.

A Fund may be subject to U.S. taxes resulting from holdings in a passive foreign investment company (PFIC). A foreign corporation is a PFIC when 75% or more of its gross income for the taxable year is passive income or if 50% or more of the average value of its assets consists of assets that produce or could produce passive income.


This is a brief summary that relates to federal income taxation only. Shareholders should consult their tax advisor as to the application of federal, state and local income tax laws to Fund distributions.


AGREEMENTS

Investment Management Services Agreement


The Trust, on behalf of each Portfolio, has an Investment Management Services Agreement with the Advisor. For managing the assets of the Portfolios, the Advisor is paid a fee based upon the following schedule. Each Fund pays its proportionate share of the fee.


                                                                        Equity Portfolio,
                                                                   Equity Income Portfolio and
                 Balanced Portfolio                                   Total Return Portfolio


          Assets                 Annual rate at                 Assets                 Annual rate at
        (billions)              each asset level              (billions)              each asset level
--------------------------- -------------------------- -------------------------- --------------------------
       First   $1.0                  0.530%                   First   $0.50               0.530%
       Next     1.0                  0.505                    Next     0.50               0.505
       Next     1.0                  0.480                    Next      1.0               0.480
       Next     3.0                  0.455                    Next      1.0               0.455
       Over     6.0                  0.430                    Next      3.0               0.430
                                                              Over      6.0               0.400


On Sept. 30, 1997, the daily rates applied to the Portfolios' net assets on an annual basis were equal to 0.486% for Balanced Portfolio, 0.469% for Equity Portfolio, 0.494% for Equity Income Portfolio and 0.484% for Total Return Portfolio. The fee is calculated for each calendar day on the basis of net assets at the close of business two days prior to the day for which the calculation is made.


Before the fee based on the asset charge is paid for Balanced, Equity and Total Return Portfolios, it is increased or decreased based on investment performance compared to an index (the Index). For Balanced Portfolio, the index is the Lipper Balanced Fund Index. For Equity Portfolio, the index is the Lipper Growth and Income Fund Index. For Total Return Portfolio, the index is the Lipper
Flexible Portfolio Fund Index. Solely for purposes of calculating the performance incentive adjustment, the Index is compared to the performance of Class A shares of another fund that invests in the Portfolio (the comparison fund). For Balanced Portfolio, the comparison fund is IDS Mutual. For Equity and Total Return Portfolios, the comparison funds are IDS Stock Fund and IDS Managed Allocation Fund, respectively. The adjustment, determined monthly, will be calculated using the percentage point difference between the change in the net asset value of one share of the comparison fund and the change in the Index. The performance of the comparison fund is measured by computing the percentage difference between the opening and closing net asset value of one share, as of the last business day of the period selected for comparison, adjusted for dividend or capital gain distributions which are treated as reinvested at the end of the month during which the distribution was made. The performance of the Index for the same period is established by measuring the percentage difference between the beginning and ending Index for the comparison period. The performance is adjusted for dividend or capital gain distributions (on the securities which comprise the Index), which are treated as reinvested at the end of the month during which the distribution was made. One percentage point will be subtracted from the calculation to help assure that incentive adjustments are attributable to the Advisor's management abilities rather than random fluctuations and the result multiplied by 0.01%. That number will be multiplied times the Portfolio's average net assets for the comparison period and then divided by the number of months in the comparison period to determine the monthly adjustment.

Where the comparison fund performance exceeds that of the Index, the base fee will be increased. Where the performance of the Index exceeds the performance of the comparison fund, the base fee will be decreased. The maximum monthly increase or decrease will be 0.08% of average net assets on an annual basis.

The 12 month comparison period rolls over with each succeeding month, so that it always equals 12 months, ending with the month for which the performance adjustment is being computed. For the fiscal year ended Sept. 30, 1997, the adjustment decreased the fee by $31,926 for Balanced Portfolio, by $607,329 for Equity Portfolio, and by $532,639 for Total Return Portfolio.

The management fee is paid monthly. For the fiscal year ended Sept. 30, 1997, the total amount paid was $21,571,200 for Balanced Portfolio, $16,849,365 for Equity Portfolio, $9,000,327 for Equity Income Portfolio and $13,358,064 for Total Return Portfolio. For the fiscal period from May 13, 1996 (commencement of operations) to Sept. 30, 1996, the total amount paid was $7,488,292 for Balanced Portfolio, $5,772,345 for Equity Portfolio, $2,737,194 for Equity Income Portfolio and $4,327,857 for Total Return Portfolio. The amounts are allocated among the Funds investing in the Portfolios.

Under the Agreement, each Portfolio also pays taxes, brokerage commissions and nonadvisory expenses, which include custodian fees; audit and certain legal fees; fidelity bond premiums; registration fees for units; office expenses; consultants' fees; compensation of board members, officers and employees; corporate filing fees; organizational expenses; expenses incurred in connection with lending portfolio securities; and expenses properly payable by each Portfolio, approved by the board. For the fiscal year ended Sept. 30, 1997, Balanced Portfolio and Balanced Fund paid nonadvisory expenses of $390,123, Equity Portfolio and Equity Fund paid nonadvisory expenses of $640,263, Equity Income Portfolio and Equity Income Fund paid nonadvisory expenses of $165,078 and Total Return Portfolio and Total Return Fund paid nonadvisory expenses of $767,027. For the fiscal period from May 13, 1996 (commencement of operations) to Sept. 30, 1996, Balanced Portfolio and Balanced Fund paid nonadvisory expenses of $263,420, Equity Portfolio and Equity Fund paid nonadvisory expenses of $55,974, Equity Income Portfolio and Equity Income Fund paid nonadvisory expenses of $65,943 and Total Return Portfolio and Total Return Fund paid nonadvisory expenses of $385,758.


Administrative Services Agreement

The Company, on behalf of each Fund, has an Administrative Services Agreement with the Advisor. Under this agreement, each Fund pays the Advisor for providing administration and accounting services. The fee is payable from the assets of each Fund and is calculated as follows:

                                                                           Equity Fund,
                                                                      Equity Income Fund and
                    Balanced Fund                                       Total Return Fund

          Assets                 Annual rate at                 Assets                 Annual rate at
        (billions)               each asset level              (billions)              each asset level
       First   $1.0                  0.040%                   First   $0.50               0.040%
       Next     1.0                  0.035                    Next     0.50               0.035
       Next     1.0                  0.030                    Next      1.0               0.030
       Next     3.0                  0.025                    Next      1.0               0.025
       Over     6.0                  0.020                    Next      3.0               0.020
                                                              Over      6.0               0.020



On Sept. 30, 1997, the daily rates applied to the Funds' net assets on an annual basis were equal to 0.031% for Balanced Fund, 0.028% for Equity Fund, 0.033% for Equity Income

Fund and 0.031% for Total Return Fund. The fee is calculated for each calendar day on the basis of net assets as of the close of business two business days prior to the day for which the calculation is made. For the fiscal year ended Sept. 30, 1997, the Funds paid fees of $287 for Balanced Fund, $261 for Equity Fund, $275 for Equity Income Fund and $246 for Total Return Fund.


Under the agreement, each Fund also pays taxes; audit and certain legal fees; registration fees for shares; office expenses; consultant's fees; compensation of board members, officers and employees; corporate filing fees; organizational expenses; and expenses properly payable by each Fund approved by the board.

Transfer Agency Agreement


The Company, on behalf of each Fund, has a Transfer Agency Agreement with the Advisor. This agreement governs the responsibility for administering and/or performing transfer agent functions, for acting as service agent in connection with dividend and distribution functions and for performing shareholder account administration agent functions in connection with the issuance, exchange and redemption or repurchase of the Fund shares. The fee is determined by multiplying the number of shareholder accounts at the end of the day by a rate of $20 per year and dividing by the number of days in the year. The fees paid to the Advisor may be changed from time to time upon agreement of the parties without shareholder approval. For the fiscal year ended Sept. 30, 1997, the Funds paid fees of $471 for Balanced Fund, $304 for Equity Fund, $440 for Equity Income Fund and $194 for Total Return Fund.


Plan and Agreement of Distribution/Distribution Agreement


To help American Express Service Corporation (the Distributor) defray the costs of distribution and servicing, the Company and the Distributor have entered into a Plan and Agreement of Distribution (Plan). These costs cover almost all aspects of distributing shares of the Funds. Under the Plan, the Distributor is paid a fee at an annual rate of 0.25% of each Fund's average daily net assets.

The Plan must be approved annually by the board, including a majority of the disinterested board members, if it is to continue for more than a year. At least quarterly, the board must review written reports concerning the amounts expended under the Plan and the purposes for which the expenditures were made. The Plan and any agreement related to it may be terminated at any time with respect to a Fund by vote of a majority of board members who are not interested persons of the Company and have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan, by vote of a majority of the outstanding voting securities of a Fund or by the Distributor. The Plan (or any agreement related to it) will terminate in the event of its assignment, as that term is defined in the 1940 Act. The Plan may not be amended to increase the amount to be spent for distribution without shareholder approval, and all material amendments to the Plan must be approved by a majority of the board members, including a majority of the board members who are not interested persons of the Company and who do not have a financial interest in the operation of the Plan or any agreement related to it. The selection and nomination of disinterested board members is the responsibility of other disinterested board members. No board member who is not an interested person has any direct or indirect financial interest in the operation of the Plan or any related agreement. For the fiscal year ended Sept. 30, 1997, the Funds paid fees of $1,795 for Balanced Fund, $1,633 for Equity Fund, $1,720 for Equity Income Fund and $1,538 for Total Return Fund.

Custodian Agreement

The Trust's securities and cash are held by American Express Trust Company, 1200 Northstar Center West, 625 Marquette Ave., Minneapolis, MN 55402-2307, through a custodian agreement. Each Fund also retains the custodian pursuant to a custodian agreement. The custodian is permitted to deposit some or all of its securities in central depository systems as allowed by federal law. For its services, the Trust pays the custodian a maintenance charge per Portfolio and a charge per transaction in addition to reimbursing the custodian's out-of-pocket expenses.

The custodian has entered into a sub-custodian arrangement with the Morgan Stanley Trust Company (Morgan Stanley), One Pierrepont Plaza, Eighth Floor, Brooklyn, NY 11201-2775. As part of this arrangement, securities purchased outside the United States are maintained in the custody of various foreign branches of Morgan Stanley or in such other financial institutions as may be permitted by law and by the Portfolio's sub-custodian agreement.


Total fees and expenses


For the fiscal year ended Sept. 30, 1997, the Funds paid total fees and nonadvisory expenses, net of reimbursements and earnings credits, of $4,462 for Balanced Fund, $3,796 for Equity Fund, $7,373 for Equity Income Fund and $7,786 for Total Return Fund. The Funds began operations on May 13, 1996. The Advisor and the Distributor have agreed to waive certain fees and to absorb certain other Fund expenses until Dec. 31, 1998. Under this agreement, Balanced Fund, Equity Fund and Equity Income Funds total expenses will not exceed 1.25% and Total Return Fund's total expenses will not exceed 1.30%.


ORGANIZATIONAL INFORMATION


Each Fund is a series of Strategist Growth and Income Fund, Inc., an open-end management investment company, as defined in the 1940 Act. The Company was incorporated on Sept. 1, 1995 in Minnesota. The Company's headquarters are at IDS Tower 10, Minneapolis, MN 55440-0010.

BOARD MEMBERS AND OFFICERS

Directors of Strategist Fund Group


The following is a list of the Company's board members who are board members of all 15 funds in the Strategist Fund Group. All shares of the Funds have cumulative voting rights with respect to the election of board members.



Rodney P. Burwell
Born in 1939
Xerxes Corporation
7901 Xerxes Ave. S.
Minneapolis, MN

Chairman, Xerxes Corporation (fiberglass storage tanks). Director, Children's Broadcasting Network, Vaughn Communications, Sunbelt Nursery Group and Fairview Corporation.



Jean B. Keffeler
Born in 1945
3424 Zenith Avenue South
Minneapolis, MN

Business and management consultant. Director, National Computer Systems and American Paging Systems, Inc.

Thomas R. McBurney
Born in 1938
McBurney Management Advisors
1710 International Centre
900 2nd Ave. S.
Minneapolis, MN

President, McBurney Management Advisors. Director, The Valspar Corporation (paints), Wenger Corporation, Security American Financial Enterprises, Allina, Space Center Enterprises and Greenspring Corporation.

James A. Mitchell*
Born in 1941
2900 IDS Tower
Minneapolis, MN


President of all funds in the Strategist Fund Group. Executive vice president and director of the Advisor. Chairman of the board and chief executive officer of IDS Life Insurance Company. Director, IDS Life funds.

*Interested person of the Company by reason of being an officer, board member, employee and/or shareholder of the Advisor or American Express.

In addition to Mr. Mitchell, who is president, the Funds' other officers are:


Eileen J. Newhouse
Born in 1955
IDS Tower 10
Minneapolis, MN

Secretary of all funds in the Strategist Fund Group. Counsel of the Advisor.

Melinda S. Urion
Born in 1953
IDS Tower 10
Minneapolis, MN


Treasurer of all funds in the Strategist Fund Group. Director, senior vice president and chief financial officer of the Advisor. Director and executive vice president and controller of IDS Life Insurance Company.




Compensation for Fund Board Members

Once the assets of a Fund reach $20 million, members of the Fund board who are not officers of the Advisor or an affiliate receive an annual fee of $1,000 for Balanced Fund, $1,000 for Equity Fund, $1,000 for Equity Income Fund and $1,000 for Total Return Fund. Once the assets of all funds in the Strategist Fund Group reach $100 million, members of the board who are not officers of the Advisor or an affiliate also will receive a fee of $1,000 for attendance at board meetings. Board members serving more than one fund will receive an aggregate of $1,000 whether attending one or more meetings held on the same day. The cost of the fee will be shared by the funds served by the director.


During the fiscal year ended Sept. 30, 1997, the independent members of the board received no compensation. On Sept. 30, 1997, the Funds' board members and officers as a group owned less than 1% of the outstanding shares of a Fund.

Trustees of the Preferred Master Trust Group


The following is a list of the Trust's board members. They serve 15 Master Trust portfolios and 47 IDS and IDS Life funds (except for William H. Dudley who does not serve the nine IDS Life funds). All units have cumulative voting rights with respect to the election of board members.


H. Brewster Atwater, Jr.
Born in 1931
4900 IDS Tower
Minneapolis, MN

Former chairman and chief executive officer, General Mills, Inc. Director, Merck & Co., Inc. and Darden Restaurants, Inc.

Lynne V. Cheney'
Born in 1941
American Enterprise Institute
for Public Policy Research (AEI)
1150 17th St., N.W.
Washington, D.C.


Distinguished Fellow AEI. Former Chair of National Endowment of the Humanities. Director, The Reader's Digest Association Inc., Lockheed-Martin, Union Pacific Resources and FPL Group, Inc. (holding company for Florida Power and Light).


William H. Dudley**
Born in 1932
2900 IDS Tower
Minneapolis, MN


Senior advisor to the chief executive officer of the Advisor.


David R. Hubers+**
Born in 1943
2900 IDS Tower
Minneapolis, MN


President and chief executive officer of the Advisor since August 1993, and director of the Advisor. Previously, senior vice president, finance and chief financial officer of the Advisor.

Heinz F. Hutter+'
Born in 1929
P.O. Box 2187
Minneapolis, MN

Former president and chief operating officer, Cargill, Incorporated (commodity merchants and processors).

Anne P. Jones
Born in 1935
5716 Bent Branch Rd.
Bethesda, MD


Attorney  and  telecommunications   consultant.  Former  partner,  law  firm  of
Sutherland,  Asbill & Brennan.  Director,  Motorola, Inc. and C-Cor Electronics,
Inc.

William R. Pearce+*
Born in 1927
901 S. Marquette Ave.
Minneapolis, MN


Chairman of the board, Board Services Corporation (provides administrative services to boards). Director, trustee and officer of registered investment companies whose boards are served by the company. Former vice chairman of the board, Cargill, Incorporated (commodity merchants and processors).

Alan K. Simpson'
Born in 1931
1201 Sunshine Ave.
Cody, WY

Former three-term United States Senator for Wyoming. Former Assistant Republican Leader, U.S. Senate. Director, PacifiCorp (electric power).


Edson W. Spencer+
Born in 1926
4900 IDS Center
80 S. 8th St.
Minneapolis, MN

President, Spencer Associates Inc. (consulting). Former chairman of the board and chief executive officer, Honeywell Inc. Director, Boise Cascade Corporation (forest products). Member of International Advisory Council of NEC (Japan).

John R. Thomas**
Born in 1937
2900 IDS Tower
Minneapolis, MN


Senior vice president of the Advisor.


Wheelock Whitney+
Born in 1926
1900 Foshay Tower
821 Marquette Ave.
Minneapolis, MN

Chairman, Whitney Management Company (manages family assets).

C. Angus Wurtele'
Born in 1934
Valspar Corporation
Suite 1700
Foshay Tower
Minneapolis, MN

Chairman of the board and retired chief executive officer, The Valspar Corporation (paints). Director, Bemis Corporation (packaging), Donaldson Company (air cleaners & mufflers) and General Mills, Inc.
(consumer foods).

+    Member of executive committee.
'    Member of joint audit committee.
* Interested person of the Trust by reason of being an officer and employee of the Trust.
** Interested person of the Trust by reason of being an officer, board member, employee and/or shareholder of the Advisor or American Express.

The board also has appointed officers who are responsible for day-to-day business decisions based on policies it has established.


In addition to Mr. Pearce, who is chairman of the board, and Mr. Thomas, who is president, the Trust's other officers are:


Leslie L. Ogg
Born in 1938
901 S. Marquette Ave.
Minneapolis, MN


President, treasurer and corporate secretary of Board Services Corporation. Vice president, general counsel and secretary for the Trust.

Officers who are also officers and/or employees of the Advisor:

Peter J. Anderson
Born in 1942
IDS Tower 10
Minneapolis, MN


Director   and  senior  vice   president-investments   of  the   Advisor.   Vice
president-investments for the Trust.


Melinda S. Urion
Born in 1953
IDS Tower 10
Minneapolis, MN


Director, senior vice president and chief financial officer of the Advisor. Director, executive vice president and controller of IDS Life Insurance Company. Treasurer for the Trust.

Compensation for Portfolio Board Members

Once the assets of the Portfolio reach $20 million, members of the Portfolio board who are not officers of a Portfolio or of the Advisor receive an annual fee of $2,200 for Balanced Portfolio, $1,800 for Equity Portfolio, $600 for Equity Income Portfolio and $1,600 for Total Return Portfolio. They also receive attendance and other fees. These fees include for each day in attendance at meetings of the board, $50; for meetings of the Contracts and Investment Review Committees, $50; meetings of the Audit Committee, $25; for traveling from out-of-state, $22 for Balanced Portfolio, $18 for Equity Portfolio, $6 for Equity Income Portfolio and $16 for Total Return Portfolio; and as Chair of the Contracts Committee, $86. Expenses for attending meetings are reimbursed.

During the fiscal year ended Sept. 30, 1997, the independent members of the board for Balanced Portfolio, Equity Portfolio, Equity Income Portfolio and Total Return Portfolio, for attending up to 32 meetings, received the following compensation:


                                            Compensation Table
                                          for Balanced Portfolio

                       Aggregate        Pensions or            Estimated annual    Total cash compensation
                       compensation     Retirement benefits    benefit upon        from the Preferred
Board Member           from the         accrued as Portfolio   retirement          Master Trust Group
                       Portfolio        expenses
---------------------- ---------------- ---------------------- ------------------- -------------------------
H. Brewster Atwater,   $  2,822                  $0                    $0                  $ 90,300
Jr.
(part of the year)                                0                     0
Lynne V. Cheney            3,102                  0                     0                     95,800
Robert F. Froehlke         3,172                  0                     0                    103,000
Heinz F. Hutter            3,247                  0                     0                    107,200
Anne P. Jones              3,371                  0                     0                    110,000
Melvin R. Laird            3,118                  0                     0                     97,000
Alan K. Simpson            3,084                  0                     0                     94,600
(part of  the year)                               0                     0
Edson W. Spencer           2,733                  0                     0                    100,700
Wheelock Whitney           3,297                  0                     0                    110,400
C. Angus Wurtele           3,322                  0                     0                    111,600

                                            Compensation Table
                                           for Equity Portfolio

                       Aggregate        Pensions or            Estimated annual    Total cash compensation
                       compensation     Retirement benefits    benefit upon        from the Preferred
Board Member           from the         accrued as Portfolio   retirement          Master Trust Group
                       Portfolio        expenses
---------------------- ---------------- ---------------------- ------------------- -------------------------
H. Brewster Atwater,   $  2,418                  $0                    $0                  $ 90,300
Jr.
(part of the year)                                0                     0
Lynne V. Cheney            2,632                  0                     0                     95,800
Robert F. Froehlke         2,718                  0                     0                    103,000
Heinz F. Hutter            2,793                  0                     0                    107,200
Anne P. Jones              2,893                  0                     0                    110,000
Melvin R. Laird            2,648                  0                     0                     97,000
Alan K. Simpson            2,614                  0                     0                     94,600
(part of  the year)                               0                     0
Edson W. Spencer           2,429                  0                     0                    100,700
Wheelock Whitney           2,843                  0                     0                    110,400
C. Angus Wurtele           2,868                  0                     0                    111,600

                                            Compensation Table
                                        for Equity Income Portfolio

                       Aggregate        Pensions or            Estimated annual    Total cash compensation
                       compensation     Retirement benefits    benefit upon        from the Preferred
Board Member           from the         accrued as Portfolio   retirement          Master Trust Group
                       Portfolio        expenses
---------------------- ---------------- ---------------------- ------------------- -------------------------
H. Brewster Atwater,   $  1,306                  $0                    $0                  $ 90,300
Jr.
(part of the year)                                0                     0
Lynne V. Cheney            1,373                  0                     0                     95,800
Robert F. Froehlke         1,506                  0                     0                    103,000
Heinz F. Hutter            1,581                  0                     0                    107,200
Anne P. Jones              1,610                  0                     0                    110,000
Melvin R. Laird            1,389                  0                     0                     97,000
Alan K. Simpson            1,355                  0                     0                     94,600
(part of  the year)                               0                     0
Edson W. Spencer          1,517                   0                     0                    100,700
Wheelock Whitney          1,631                   0                     0                    110,400
C. Angus Wurtele          1,656                   0                     0                    111,600



                                            Compensation Table
                                        for Total Return Portfolio

                       Aggregate        Pensions or            Estimated annual    Total cash compensation
                       compensation     Retirement benefits    benefit upon        from the Preferred
Board Member           from the         accrued as Portfolio   retirement          Master Trust Group
                       Portfolio        expenses
---------------------- ---------------- ---------------------- ------------------- -------------------------
H. Brewster Atwater,   $  2,266                  $0                    $0                  $ 90,300
Jr.
(part of the year)                                0                     0
Lynne V. Cheney            2,472                  0                     0                     95,800
Robert F. Froehlke         2,566                  0                     0                    103,000
Heinz F. Hutter            2,641                  0                     0                    107,200
Anne P. Jones              2,729                  0                     0                    110,000
Melvin R. Laird            2,488                  0                     0                     97,000
Alan K. Simpson            2,454                  0                     0                     94,600
(part of  the year)                               0                     0
Edson W. Spencer           2,277                  0                     0                    100,700
Wheelock Whitney           2,691                  0                     0                    110,400
C. Angus Wurtele           2,716                  0                     0                    111,600

PRINCIPAL HOLDERS OF SECURITIES

As of Sept. 30, 1997, the following held more than 5% of Fund shares.

Strategist Balanced Fund
     Kevin M. O'Connor and Elizabeth A. O'Connor, 5.04%.

Additional information on principal holders of securities may be obtained b writing to American Express Financial Direct, P. O. 59196, Minneapolis,
MN. 55459-0196.

INDEPENDENT AUDITORS


The Funds' and corresponding Portfolios financial statements contained in the Annual Report to shareholders for the fiscal year ended Sept. 30, 1997 were audited by independent auditors, KPMG Peat Marwick LLP, 4200 Norwest Center, 90
S. Seventh St., Minneapolis, MN 55402-3900. The independent auditors also provide other accounting and tax-related services as requested by the Fund.


FINANCIAL STATEMENTS


The Independent Auditors Report and the Financial Statements, including Notes to the Financial Statements and the Schedule of Investments in Securities, contained in the 1997 Annual Report to shareholders, pursuant to Section 30(d) of the 1940 Act, are hereby incorporated in this SAI by reference. No other portion of the Annual Report, however, is incorporated by reference.


PROSPECTUS


The prospectus dated Nov. 28, 1997, is hereby incorporated in this SAI by reference.

APPENDIX A


FOREIGN CURRENCY TRANSACTIONS

Since investments in foreign countries usually involve currencies of foreign countries, and since a Portfolio may hold cash and cash- equivalent investments in foreign currencies, the value of a Portfolio's assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency exchange rates and exchange control regulations. Also, a Portfolio may incur costs in connection with conversions between various currencies.

Spot Rates and Forward Contracts. A Portfolio conducts its foreign currency exchange transactions either at the spot (cash) rate prevailing in the foreign currency exchange market or by entering into forward currency exchange contracts (forward contracts) as a hedge against fluctuations in future foreign exchange rates. A forward contract involves an obligation to buy or sell a specific currency at a future date, which may be any fixed number of days from the contract date, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirements. No commissions are charged at any stage for trades.

A Portfolio may enter into forward contracts to settle a security transaction or handle dividend and interest collection. When a Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency or has been notified of a dividend or interest payment, it may desire to lock in the price of the security or the amount of the payment in dollars. By entering into a forward contract, a Portfolio will be able to protect itself against a possible loss resulting from an adverse change in the relationship between different currencies from the date the security is purchased or sold to the date on which payment is made or received or when the dividend or interest is actually received.

A Portfolio also may enter into forward contracts when management of a Portfolio believes the currency of a particular foreign country may suffer a substantial decline against another currency. It may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all securities denominated in such foreign currency. The precise matching of forward contract amounts and the value of securities involved generally will not be possible since the future value of such securities in foreign currencies more than likely will change between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movements is extremely difficult and successful execution of a short-term hedging strategy is highly uncertain. A Portfolio will not enter into such forward contracts or maintain a net exposure to such contracts when consummating the contracts would obligate a Portfolio to deliver an amount of foreign currency in excess of the value of a Portfolio's securities or other assets denominated in that currency.

A Portfolio will designate cash or securities in an amount equal to the value of a Portfolio's total assets committed to consummating forward contracts entered into under the second circumstance set forth above. If the value of the securities declines, additional cash or securities will be designated on a daily basis so that the value of the cash or securities will equal the amount of a Portfolio's commitments on such contracts.

At maturity of a forward contract, a Portfolio may either sell the security and make delivery of the foreign currency or retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting contract with the same currency trader obligating it to buy, on the same maturity date, the same amount of foreign currency.

If a Portfolio retains the security and engages in an offsetting transaction, a Portfolio will incur a gain or a loss (as described below) to the extent there has been movement in forward contract prices. If a Portfolio engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline between the date a Portfolio enters into a forward contract for selling foreign currency and the date it enters into an offsetting contract for purchasing the foreign currency, a Portfolio will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to buy. Should forward prices increase, a Portfolio will suffer a loss to the extent the price of the currency it has agreed to buy exceeds the price of the currency it has agreed to sell.

It is impossible to forecast what the market value of securities will be at the expiration of a contract. Accordingly, it may be necessary for a Portfolio to buy additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency a Portfolio is obligated to deliver and a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received on the sale of the security if its market value exceeds the amount of foreign currency a Portfolio is obligated to deliver.

A Portfolio's dealing in forward contracts will be limited to the transactions described above. This method of protecting the value of securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange that can be achieved at some point in time. Although such forward contracts tend to minimize the risk of loss due to a decline in value of hedged currency, they tend to limit any potential gain that might result should the value of such currency increase.

Although a Portfolio values its assets each business day in terms of U.S. dollars, it does not intend to convert its foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and unitholders should be aware of currency conversion costs. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (spread) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer.

Options on Foreign Currencies. A Portfolio may buy put and write covered call options on foreign currencies for hedging purposes. For example, a decline in the dollar value of a foreign currency in which securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of securities, a Portfolio may buy put options on the foreign currency. If the value of the currency does decline, the Portfolio will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.


As in the case of other types of options, however, the benefit to a Portfolio derived from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, a Portfolio could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

A Portfolio may write options on foreign currencies for the same types of hedging purposes. For example, when a Portfolio anticipates a decline in the dollar value of foreign-denominated securities due to adverse fluctuations in exchange rates, it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised and the diminution in value of securities will be fully or partially offset by the amount of the premium received.

As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and a Portfolio would be required to buy or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, a Portfolio also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements on exchange rates.


All options written on foreign currencies will be covered. An option written on foreign currencies is covered if a Portfolio holds currency sufficient to cover the option or has an absolute and immediate right to acquire that currency without additional cash consideration upon conversion of assets denominated in that currency or exchange of other currency held in the Portfolio. An option writer could lose amounts substantially in excess of its initial investments, due to the margin and collateral requirements associated with such positions.

Options on foreign currencies are traded through financial institutions acting as market-makers, although foreign currency options also are traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost.

Foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation (OCC), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting a Portfolio to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in certain foreign countries for the purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

Foreign Currency Futures and Related Options. A Portfolio may enter into currency futures contracts to sell currencies. It also may buy put and write covered call options on currency futures. Currency futures contracts are similar to currency forward contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures call for payment of delivery in U.S. dollars. A Portfolio may use currency futures for the same purposes as currency forward contracts, subject to Commodity Futures Trading Commission (CFTC) limitations, including the limitation on the percentage of assets that may be used, described in the prospectus. All futures contracts are aggregated for purposes of the percentage limitations.

Currency futures and options on futures values can be expected to correlate with exchange rates, but will not reflect other factors that may affect the values of a Portfolio's investments. A currency hedge, for example, should protect a Yen-denominated bond against a decline in the Yen, but will not protect a Portfolio against price decline if the issuer's creditworthiness deteriorates. Because the value of a Portfolio's investments denominated in foreign currency will change in response to many factors other than exchange rates, it may not be possible to match the amount of a forward contract to the value of a Portfolio's investments denominated in that currency over time.

A Portfolio will hold securities or other options or futures positions whose values are expected to offset its obligations. A Portfolio will not enter into an option or futures position that exposes a Portfolio to an obligation to another party unless it owns either (i) an offsetting position in securities or
(ii) cash, receivables and short-term debt securities with a value sufficient to cover its potential obligations.

APPENDIX B


OPTIONS AND FUTURES CONTRACTS


A Portfolio may buy or write options traded on any U.S. or foreign exchange or in the over-the-counter market. Balanced Portfolio, Equity Income Portfolio and Total Return Portfolio may enter into interest rate futures contracts and stock index futures contracts traded on any U.S. or foreign exchange and may buy or write put and call options on these futures and on stock indexes. Equity Portfolio may enter into stock index futures contracts traded on any U.S. or foreign exchange and may buy or write put and call options on these futures and on stock indexes. Options in the over-the-counter market will be purchased only when the Advisor believes a liquid secondary market exists for the options and only from dealers and institutions the Advisor believes present a minimal credit risk. Some options are exercisable only on a specific date. In that case, or if a liquid secondary market does not exist, a Portfolio could be required to buy or sell securities at disadvantageous prices, thereby incurring losses.


OPTIONS. An option is a contract. A person who buys a call option for a security has the right to buy the security at a set price for the length of the contract. A person who sells a call option is called a writer. The writer of a call option agrees to sell the security at the set price when the buyer wants to exercise the option, no matter what the market price of the security is at that time. A person who buys a put option has the right to sell a security at a set price for the length of the contract. A person who writes a put option agrees to buy the security at the set price if the purchaser wants to exercise the option, no matter what the market price of the security is at that time. An option is covered if the writer owns the security (in the case of a call) or sets aside the cash or securities of equivalent value (in the case of a put) that would be required upon exercise.

The price paid by the buyer for an option is called a premium. In addition, the buyer generally pays a broker a commission. The writer receives a premium, less another commission, at the time the option is written. The cash received is retained by the writer whether or not the option is exercised. A writer of a call option may have to sell the security for a below-market price if the market price rises above the exercise price. A writer of a put option may have to pay an above-market price for the security if its market price decreases below the exercise price. The risk of the writer is potentially unlimited, unless the option is covered.

Options can be used to produce incremental earnings, protect gains and facilitate buying and selling securities for investment purposes. The use of options and futures contracts may benefit a Portfolio and its unitholders by improving a Portfolio's liquidity and by helping to stabilize the value of its net assets.

Buying options. Put and call options may be used as a trading technique to facilitate buying and selling securities for investment reasons. Options are used as a trading technique to take advantage of any disparity between the price of the underlying security in the securities market and its price on the options market. It is anticipated the trading technique will be utilized only to effect a transaction when the price of the security plus the option price will be as good or better than the price at which the security could be bought or sold directly. When the option is purchased, the Portfolio pays a premium and a commission. It then pays a second commission on the purchase or sale of the underlying security when the option is exercised. For record keeping and tax purposes, the price obtained on the purchase of the underlying security will be the combination of the exercise price, the premium and both commissions. When using options as a trading technique, commissions on the option will be set as if only the underlying securities were traded.

Put and call options also may be held by a Portfolio for investment purposes. Options permit a Portfolio to experience the change in the value of a security with a relatively small initial cash investment.

The risk a Portfolio assumes when it buys an option is the loss of the premium. To be beneficial to a Portfolio, the price of the underlying security must change within the time set by the option contract. Furthermore, the change must be sufficient to cover the premium paid, the commissions paid both in the acquisition of the option and in a closing transaction or in the exercise of the option and subsequent sale (in the case of a call) or purchase (in the case of a put) of the underlying security. Even then, the price change in the underlying security does not ensure a profit since prices in the option market may not reflect such a change.

Writing covered options. A Portfolio will write covered options when it feels it is appropriate and will follow these guidelines:

`Underlying securities will continue to be bought or sold solely on the basis of investment considerations consistent with a Portfolio's goals.

`All options written by a Portfolio will be covered. For covered call options, if a decision is made to sell the security, or for put options if a decision is made to buy the security, a Portfolio will attempt to terminate the option contract through a closing purchase transaction.

Net premiums on call options closed or premiums on expired call options are treated as short-term capital gains. Since a Portfolio is taxed as a regulated investment company under the Internal Revenue Code, any gains on options and other securities held less than three months must be limited to less than 30% of its annual gross income.


If a covered call option is exercised, the security is sold by a Portfolio. The premium received upon writing the option is added to the proceeds received from the sale of the security. A Portfolio will recognize a capital gain or loss based upon the difference between the proceeds and the Portfolio's basis in that security. Premiums received from writing outstanding call options are included as a deferred credit in the Statement of Assets and Liabilities and adjusted daily to the current market value.


Options on many securities are listed on options exchanges. If the Portfolio writes listed options, it will follow the rules of the options exchange. Options are valued at the close of the New York Stock Exchange. An option listed on a national exchange, CBOE or NASDAQ will be valued at the last quoted sales price or, if such a price is not readily available, at the mean of the last bid and ask prices.


Options on certain securities are not actively traded on any exchange, but may be entered into directly with a dealer. When a Portfolio writes such an option, the Custodian will segregate assets as appropriate to cover the option. These options may be more difficult to close. If a Portfolio is unable to effect a closing purchase transaction, it will not be able to sell the underlying security until the call written by a Portfolio expires or is exercised.

FUTURES CONTRACTS. A futures contract is an agreement between two parties to buy and sell a security for a set price on a future date. Futures contracts are commodity contracts listed on commodity exchanges. Futures contracts trade in a manner similar to the way a stock trades on a stock exchange and the commodity exchanges, through their clearing corporations, guarantee performance of the contracts. They include contracts based on U.S. Treasury bonds and on Standard & Poor's 500 Index (S&P 500 Index). In the case of S&P 500 Index futures contracts, the specified multiple is $500. Thus, if the value of the S&P 500 Index were 150, the value of one contract would be $75,000 (150 x $500).

Unlike other futures contracts, a stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract. For example, excluding any transaction costs, if a Portfolio enters into one futures contract to buy the S&P 500 Index at a specified future date at a contract value of 150 and the S&P 500 Index is at 154 on that future date, the Portfolio will gain $500 x (154-150) or $2,000. If a Portfolio enters into one futures contract to sell the S&P 500 Index at a specified future date at a contract value of 150 and the S&P 500 Index is at 152 on that future date, the Portfolio will lose $500 x (152-150) or $1,000.

Generally, a futures contract is terminated by entering into an offsetting transaction. An offsetting transaction is effected by a Portfolio taking an opposite position. At the time a futures contract is made, a good faith deposit called initial margin is set up within a segregated account at the Portfolio's custodian bank. Daily thereafter, the futures contract is valued and the payment of variation margin is required so that each day the Portfolio would pay out cash in an amount equal to any decline in the contract's value or receive cash equal to any increase. At the time a futures contract is closed out, a nominal commission is paid, which is generally lower than the commission on a comparable transaction in the cash market.

The purpose of a futures contract is to allow a Portfolio to gain rapid exposure to or protect itself from changes in the market without actually buying or selling securities. For example, if a Portfolio owned long-term bonds and interest rates were expected to increase, it might enter into futures contracts to sell securities which would have much the same effect as selling some of the long-term bonds it owned. If interest rates did increase, the value of the debt securities in a portfolio would decline, but the value of a Portfolio's futures contracts would increase at approximately the same rate, thereby keeping the net asset value of a Portfolio from declining as much as it otherwise would have. If, on the other hand, a Portfolio held cash reserves and interest rates were expected to decline, a Portfolio might enter into interest rate futures contracts for the purchase of securities. If short-term rates were higher than long-term rates, the ability to continue holding these cash reserves would have a very beneficial impact on a Portfolio's earnings. Even if short-term rates were not higher, a Portfolio would still benefit from the income earned by holding these short-term investments. At the same time, by entering into futures contracts for the purchase of securities, a Portfolio could take advantage of the anticipated rise in the value of long-term bonds without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and a Portfolio's cash reserves could then be used to buy long-term bonds on the cash market. A Portfolio could accomplish similar results by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase or by buying bonds with long maturities and selling bonds with short maturities when interest rates are expected to decline. But by using futures contracts as an investment tool, given the greater liquidity in the futures market than in the cash market, it might be possible to accomplish the same result more easily and more quickly.

Risks of Transactions in Futures Contracts.

A Portfolio may elect to close some or all of its contracts prior to expiration. Although a Portfolio intends to enter into futures contracts only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular contract at any particular time. In such event, it may not be possible to close a futures contract position, and in the event of adverse price movements, a Portfolio would have to make daily cash payments of variation margin. Such price movements, however, will be offset all or in part by the price movements of the securities owned by a Portfolio. Of course, there is no guarantee the price of the securities will correlate with the price movements in the futures contract and thus provide an offset to losses on a futures contract.

Another risk in employing futures contracts to protect against the price volatility of securities is that the prices of securities subject to futures contracts may not correlate perfectly with the behavior of the cash prices of a Portfolio's securities. The correlation may be distorted because the futures market is dominated by short-term traders seeking to profit from the difference between a contract or security price and their cost of borrowed funds. Such distortions are generally minor and would diminish as the contract approached maturity.

In addition, a Portfolio's Advisor could be incorrect in its expectations as to the direction or extent of various interest rate or market movements or the time span within which the movements take place. For example, if a Portfolio sold futures contracts for the sale of securities in anticipation of an increase in interest rates, and interest rates declined instead, a Portfolio would lose money on the sale.

OPTIONS ON FUTURES CONTRACTS. Options give the holder a right to buy or sell futures contracts in the future. Unlike a futures contract, which requires the parties to the contract to buy and sell a security on a set date, an option on a futures contract merely entitles its holder to decide on or before a future date (within nine months of the date of issue) whether to enter into such a contract. If the holder decides not to enter into the contract, all that is lost is the amount (premium) paid for the option. Further, because the value of the option is fixed at the point of sale, there are no daily payments of cash to reflect the change in the value of the underlying contract. However, since an option gives the buyer the right to enter into a contract at a set price for a fixed period of time, its value does change daily and that change is reflected in the net asset value of a Fund.


The risk a Portfolio assumes when it buys an option is the loss of the premium paid for the option. The risk involved in writing options on futures contracts a Portfolio owns, or on securities held in a Portfolio, is that there could be an increase in the market value of such contracts or securities. If that occurred, the option would be exercised and the asset sold at a lower price than the cash market price. To some extent, the risk of not realizing a gain could be reduced by entering into a closing transaction. A Portfolio could enter into a closing transaction by purchasing an option with the same terms as the one it had previously sold. The cost to close the option and terminate a Portfolio's obligation, however, might be more or less than the premium received when it originally wrote the option. Further, a Portfolio might not be able to close the option because of insufficient activity in the options market. Purchasing options also limits the use of monies that might otherwise be available for long-term investments.

OPTIONS ON STOCK INDEXES. Options on stock indexes are securities traded on national securities exchanges. An option on a stock index is similar to an option on a futures contract except all settlements are in cash. A Portfolio exercising a put, for example, would receive the difference between the exercise price and the current index level. Such options would be used in the same manner as options on futures contracts.

TAX TREATMENT. As permitted under federal income tax laws, a Portfolio intends to identify futures contracts as mixed straddles and not mark them to market, that is, not treat them as having been sold at the end of the year at market value. Such an election may result in a Portfolio being required to defer recognizing losses incurred by entering into futures contracts and losses on underlying securities identified as being hedged against.

Federal income tax treatment of gains or losses from transactions in options on futures contracts and indexes will depend on whether such option is a section 1256 contract. If the option is a non-equity option, a Portfolio will either make a 1256(d) election and treat the option as a mixed straddle or mark to market the option at fiscal year end and treat the gain/loss as 40% short-term and 60% long-term. Certain provisions of the Internal Revenue Code may also limit a Portfolio's ability to engage in futures contracts and related options transactions. For example, at the close of each quarter of a Portfolio's taxable year, at least 50% of the value of its assets must consist of cash, government securities and other securities, subject to certain diversification requirements. Less than 30% of its gross income must be derived from sales of securities held less than three months.

The IRS has ruled publicly that an exchange-traded call option is a security for purposes of the 50%-of-assets test and that its issuer is the issuer of the underlying security, not the writer of the option, for purposes of the diversification requirements. In order to avoid realizing a gain within the three-month period, a Portfolio may be required to defer closing out a contract beyond the time when it might otherwise be advantageous to do so. A Portfolio also may be restricted in purchasing put options for the purpose of hedging underlying securities because of applying the short sale holding period rules with respect to such underlying securities.

Accounting for futures contracts will be according to generally accepted accounting principles. Initial margin deposits will be recognized as assets due from a broker (a Portfolio's agent in acquiring the futures position). During the period the futures contract is open, changes in value of the contract will be recognized as unrealized gains or losses by marking to market on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments will be made or received depending upon whether gains or losses are incurred. All contracts and options will be valued at the last-quoted sales price on their primary exchange.

APPENDIX C


MORTGAGE-BACKED SECURITIES


A mortgage pass through certificate is one that represents an interest in a pool, or group, of mortgage loans assembled by the Government National Mortgage Association (GNMA), Federal Home Loan Mortgage Corporation (FHLMC), Federal National Mortgage Association (FNMA) or non-governmental entities. In pass-through certificates, both principal and interest payments, including prepayments, are passed through to the holder of the certificate. Prepayments on underlying mortgages result in a loss of anticipated interest, and the actual yield (or total return) to a Portfolio, which is influenced by both stated interest rates and market conditions, may be different than the quoted yield on certificates. Some U.S. government securities may be purchased on a when-issued basis, which means that it may take as long as 45 days after the purchase before the securities are delivered to a Portfolio.

Stripped  Mortgage-Backed   Securities.  A  Portfolio  may  invest  in  stripped
mortgage-backed  securities.  Generally,  there  are  two  classes  of  stripped mortgage-backed securities: Interest Only (IO) and Principal Only (PO). IOs entitle the holder to receive distributions consisting of all or a portion of the interest on the underlying pool of mortgage loans or mortgage-backed securities. POs entitle the holder to receive distributions consisting of all or a portion of the principal of the underlying pool of mortgage loans or mortgage-backed securities. The cash flows and yields on IOs and POs are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans or mortgage-backed securities. A rapid rate of principal payments may adversely affect the yield to maturity of IOs. A slow rate of principal payments may adversely affect the yield to maturity of POs. On an IO, if prepayments of principal are greater than anticipated, an investor may incur substantial losses. If prepayments of principal are slower than anticipated, the yield on a PO will be affected more severely than would be the case with a traditional mortgage-backed security.

Mortgage-Backed Security Spread Options. A Portfolio may purchase mortgage-backed security (MBS) put spread options and write covered MBS call spread options. MBS spread options are based upon the changes in the price spread between a specified mortgage-backed security and a like-duration Treasury security. MBS spread options are traded in the OTC market and are of short duration, typically one to two months. A Portfolio would buy or sell covered MBS call spread options in situations where mortgage-backed securities are expected to underperform like-duration Treasury securities.

APPENDIX D


DOLLAR-COST AVERAGING

A technique that works well for many investors is one that eliminates random buy and sell decisions. One such system is dollar-cost averaging. Dollar-cost averaging involves building a portfolio through the investment of fixed amounts of money on a regular basis regardless of the price or market condition. This may enable an investor to smooth out the effects of the volatility of the financial markets. By using this strategy, more shares will be purchased when the price is low and less when the price is high. As the accompanying chart illustrates, dollar-cost averaging tends to keep the average price paid for the shares lower than the average market price of shares purchased, although there is no guarantee.


While this technique does not ensure a profit and does not protect against a loss if the market declines, it is an effective way for many shareholders who can continue investing on a regular basis through changing market conditions, including times when the price of their shares falls or the market declines, to accumulate shares in a fund to meet long-term goals.


Dollar-cost averaging
------------------------------------ ----------------------------------- -----------------------------------
        Regular Investment                Market Price of a Share                 Shares Acquired
------------------------------------ ----------------------------------- -----------------------------------
                $100                              $6.00                                 16.7
                 100                               4.00                                 25.0
                 100                               4.00                                 25.0
                 100                               6.00                                 16.7
                 100                               5.00                                 20.0
                $500                             $25.00                                103.4

Average market price of a share over 5 periods:   $5.00 ($25.00 divided by 5).
The average price you paid for each share:       $4.84 ($500 divided by 103.4).

Independent auditors' report


The board and shareholders
Strategist Growth and Income Fund, Inc.:


We have audited the accompanying statements of assets and liabilities of Strategist Balanced Fund, Strategist Equity Fund, Strategist Equity Income Fund and Strategist Total Return Fund (series within Strategist Growth and Income Fund, Inc.) as of September 30, 1997, and the related statements of operations for the year then ended and the statements of changes in net assets and the financial highlights for the year ended September 30, 1997, and for the period from May 13, 1996 (commencement of operations), to September 30, 1996. These financial statements and financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.


We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.


In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Strategist Balanced Fund, Strategist Equity Fund, Strategist Equity Income Fund and Strategist Total
Return Fund at September 30, 1997, and the results of their operations, the changes in their net assets and the financial highlights for the periods stated in the first paragraph above, in conformity with generally accepted accounting principles.



KPMG Peat Marwick LLP
Minneapolis, Minnesota
November 7, 1997


Financial statements


Statements of assets and liabilities
Strategist Growth and Income Fund, Inc.
Sept. 30, 1997


                                                                                Strategist      Strategist Equity
                                                                             Balanced Fund                   Fund


Assets
Investment in corresponding Portfolio (Note 1)                                    $953,976               $797,906
Organizational costs (Note 1)                                                        1,851                  1,851
                           -                                                         -----                  -----
Total assets                                                                       955,827                799,757


Liabilities
Accrued distribution fee                                                                 6                      5
Accrued transfer agency fee                                                              2                      1
Accrued administrative services fee                                                      1                      1
Other accrued expenses                                                              60,773                 21,431
                                                                                    ------                 ------
Total liabilities                                                                   60,782                 21,438
                                                                                    ------                 ------
Net assets applicable to outstanding capital stock                                $895,045               $778,319
                                                                                  --------               --------
Represented by
Capital stock-- $.01 par value (Note 1)                                           $    540               $    268
Additional paid-in capital                                                         738,472                580,985
Undistributed net investment income                                                  1,422                  2,610
Accumulated net realized gain (loss) (Note 1)                                       56,895                 26,338
Unrealized appreciation (depreciation) on
  investments and on translation of assets and
  liabilities in foreign currencies                                                 97,716                168,118
                                                                                    ------                -------
Total -- representing net assets applicable to
  outstanding capital stock                                                       $895,045               $778,319
Shares outstanding                                                                  54,008                 26,757
                                                                                    ------                 ------
Net asset value per share of outstanding capital stock                          $    16.57             $    29.09


See accompanying notes to financial statements.




 Financial statements


Statements of assets and liabilities
Strategist Growth and Income Fund, Inc.
Sept. 30, 1997
                                                                         Strategist Equity       Strategist Total
                                                                               Income Fund            Return Fund


Assets
Investment in corresponding Portfolio (Note 1)                                    $860,064               $713,166
Expense receivable from AEFC                                                            --                     45
Organizational costs (Note 1)                                                        1,851                  1,851
                                                                                     -----                  -----
Total assets                                                                       861,915                715,062
                                                                                   -------                -------
Liabilities
Dividends payable to shareholders                                                      142                     --
Accrued distribution fee                                                                 6                      5
Accrued transfer agency fee                                                              2                      1
Accrued administrative services fee                                                      1                      1
Other accrued expenses                                                              34,705                 28,627
                                                                                    ------                 ------
Total liabilities                                                                   34,856                 28,634
                                                                                    ------                 ------
Net assets applicable to outstanding capital stock                                $827,059               $686,428
                                                                                  --------               --------
Represented by
Capital stock-- $.01 par value (Note 1)                                           $    741               $    472
Additional paid-in capital                                                         650,142                554,527
Undistributed net investment income                                                  1,325                  1,055
Accumulated net realized gain (loss) (Note 1)                                       55,659                 53,410
Unrealized appreciation (depreciation) on
  investments and on translation of assets and
  liabilities in foreign currencies                                                119,192                 76,964
                                                                                   -------                 ------
Total -- representing net assets applicable to
   outstanding capital stock                                                      $827,059               $686,428
Shares outstanding                                                                  74,113                 47,232
                                                                                    ------                 ------
Net asset value per share of outstanding capital stock                          $    11.16             $    14.53


See accompanying notes to financial statements.


Statements of operations
Strategist Growth and Income Fund, Inc.
Year ended Sept. 30, 1997
                                                                                Strategist      Strategist Equity
                                                                             Balanced Fund                   Fund
Investment income
Income:
Dividends                                                                        $  17,038              $  13,477
Interest                                                                            20,731                  4,575
  Less: Foreign taxes withheld                                                        (260)                   (97)
                                                                                      ----                    ---
Total income                                                                        37,509                 17,955
                                                                                    ------                 ------
Expenses (Note 2):
Expenses allocated from corresponding Portfolio                                      3,859                  3,228
Distribution fee                                                                     1,795                  1,633
Transfer agency fee                                                                    471                    304
Administrative services fees and expenses                                              287                    261
Compensation of board members                                                           50                     --
Postage                                                                              4,664                     70
Registration fees                                                                   18,615                    838
Reports to shareholders                                                              2,447                    124
Audit fees                                                                           3,000                    302
Other                                                                               10,395                    599
                                                                                    ------                    ---
Total expenses                                                                      45,583                  7,359
  Less expenses reimbursed by AEFC                                                 (41,121)                (3,563)
                                                                                   -------                 ------
Total net expenses                                                                   4,462                  3,796
                                                                                     -----                  -----
Investment income (loss)-- net                                                      33,047                 14,159
                                                                                    ------                 ------
Realized and unrealized gain (loss) -- net Net realized gain (loss) on:
  Security transactions                                                             63,596                 55,147
  Foreign currency transactions                                                       (887)                   (94)
                                                                                      ----                    ---
Net realized gain (loss) on investments                                             62,709                 55,053
Net change in unrealized appreciation (depreciation)
  on investments and on translation of assets and
  liabilities in foreign currencies                                                 74,606                114,216
                                                                                    ------                -------
Net gain (loss) on investments and foreign currencies                              137,315                169,269
                                                                                   -------                -------
Net increase (decrease) in net assets resulting
  from operations                                                                 $170,362               $183,428
                                                                                  --------               --------
See accompanying notes to financial statements.
Statements of operations
Strategist Growth and Income Fund, Inc.
Year ended Sept. 30, 1997
                                                                         Strategist Equity       Strategist Total
                                                                               Income Fund            Return Fund
Investment income
Income:
Dividends                                                                         $ 22,769               $  8,021
Interest                                                                             9,851                 14,221
  Less: foreign taxes withheld                                                         (93)                  (334)
                                                                                       ---                   ----
Total income                                                                        32,527                 21,908
                                                                                    ------                 ------
Expenses (Note 2):
Expenses allocated from corresponding Portfolio                                      3,689                  3,186
Distribution fee                                                                     1,720                  1,538
Transfer agency fee                                                                    440                    194
Administrative services fees and expenses                                              275                    246
Postage                                                                              3,555                    978
Registration fees                                                                    8,412                  2,910
Reports to shareholders                                                              1,843                    527
Audit fees                                                                           3,200                  3,000
Other                                                                                8,072                  4,583
                                                                                     -----                  -----
Total expenses                                                                      31,206                 17,162
  Less expenses reimbursed by AEFC                                                 (23,833)                (9,376)
                                                                                   -------                 ------
Total net expenses                                                                   7,373                  7,786
                                                                                     -----                  -----
Investment income (loss)-- net                                                      25,154                 14,122
                                                                                    ------                 ------
Realized and unrealized gain (loss) -- net Net realized gain (loss) on:
  Security transactions                                                             65,223                 68,988
  Financial futures contracts                                                           --                   (514)
  Foreign currency transactions                                                       (594)                  (124)
  Option contracts written                                                              --                    (19)
Net realized gain (loss) on investments                                             64,629                 68,331
Net change in unrealized appreciation (depreciation)
  on investments and on translation of assets and
  liabilities in foreign currencies                                                 85,635                 36,821
                                                                                    ------                 ------
Net gain (loss) on investments and foreign currencies                              150,264                105,152
                                                                                   -------                -------
Net increase (decrease) in net assets resulting
  from operations                                                                 $175,418               $119,274
                                                                                  --------               --------


See accompanying notes to financial statements.




Statements of changes in net assets
Strategist Growth and Income Fund, Inc.
                                                                                  Strategist Balanced Fund



                                                                             Year ended          For the period
                                                                         Sept. 30, 1997       from May 13, 1996*
                                                                                               to Sept. 30, 1996


Operations and distributions
Investment income (loss)-- net                                               $  33,047                 $    4,697
Net realized gain (loss) on investments                                         62,709                     (7,479)
Net change in unrealized appreciation (depreciation)
  on investments and on translation of assets and
  liabilities in foreign currencies                                             74,606                     23,110
                                                                                ------                     ------
Net increase (decrease) in net assets resulting
  from operations                                                              170,362                     20,328
                                                                               -------                     ------
Distributions to shareholders from:
  Net investment income                                                        (32,085)                    (3,398)
                                                                               -------                     ------
Capital share transactions (Note 3)
Proceeds from sales                                                            225,783                    479,489
Reinvestment of distributions at net asset value                                32,085                      3,398
Payments for redemption                                                        (25,917)                        --
                                                                               -------                     ------


Increase (decrease) in net assets from capital
  share transactions                                                           231,951                    482,887
Total increase (decrease) in net assets                                        370,228                    499,817
Net assets at beginning of period (Note 1)                                     524,817                     25,000
                                        -                                      -------                     ------
Net assets at end of period                                                   $895,045                   $524,817
                                                                              --------                   --------
Undistributed net investment income                                           $  1,422                   $    681


*Commencement of operations.


See accompanying notes to financial statements.


Statements of changes in net assets
Strategist Growth and Income Fund, Inc.
                                                                                   Strategist Equity Fund



                                                                             Year ended          For the period
                                                                         Sept. 30, 1997       from May 13, 1996*
                                                                                               to Sept. 30, 1996


Operations and distributions
Investment income (loss)-- net                                                  14,159                 $    3,636
Net realized gain (loss) on investments                                         55,053                    (28,922)
Net change in unrealized appreciation (depreciation)
  on investments and on translation of assets and
  liabilities in foreign currencies                                            114,216                     53,902
                                                                               -------                     ------
Net increase (decrease) in net assets resulting
  from operations                                                              183,428                     28,616
                                                                               -------                     ------
Distributions to shareholders from:
  Net investment income                                                        (12,677)                    (2,429)
                                                                               -------                     ------
Capital share transactions (Note 3)
Proceeds from sales                                                             72,008                    480,500
Reinvestment of distributions at net asset value                                12,677                      2,429
Payments for redemption                                                        (11,233)                        --
                                                                               -------                     ------
Increase (decrease) in net assets from capital
  share transactions                                                            73,452                    482,929
Total increase (decrease) in net assets                                        244,203                    509,116
Net assets at beginning of period (Note 1)                                     534,116                     25,000
                                        -                                      -------                     ------
Net assets at end of period                                                   $778,319                   $534,116
                                                                              --------                   --------
Undistributed net investment income                                           $  2,610                   $  1,327
                                                                              --------                   --------
*Commencement of operations.


See accompanying notes to financial statements.


Statements of changes in net assets
Strategist Growth and Income Fund, Inc.
                                                                                Strategist Equity Income Fund


                                                                             Year ended          For the period
                                                                         Sept. 30, 1997       from May 13, 1996*
                                                                                               to Sept. 30, 1996


Operations and distributions
Investment income (loss)-- net                                                $  25,154                $    4,206
Net realized gain (loss) on investments                                          64,629                    (9,676)
Net change in unrealized appreciation (depreciation)
  on investments and on translation of assets and
  liabilities in foreign currencies                                              85,635                    33,557
                                                                                 ------                    ------
Net increase (decrease) in net assets resulting
  from operations                                                               175,418                    28,087
                                                                                -------                    ------
Distributions to shareholders from:
  Net investment income                                                         (24,199)                   (3,953)
                                                                                -------                    ------


Capital share transactions (Note 3)
Proceeds from sales                                                            144,070                    481,588
Reinvestment of distributions at net asset value                                24,145                      3,788
Payments for redemptions                                                       (25,885)                    (1,000)
                                                                               -------                     ------
Increase (decrease) in net assets from capital
  share transactions                                                           142,330                    484,376
Total increase (decrease) in net assets                                        293,549                    508,510
Net assets at beginning of period (Note 1)                                     533,510                     25,000
                                        -                                      -------                     ------
Net assets at end of period                                                   $827,059                   $533,510
                                                                              --------                   --------
Undistributed net investment income                                           $  1,325                   $    361
                                                                              --------                   --------
*Commencement of operations.


See accompanying notes to financial statements.


Statements of changes in net assets
Strategist Growth and Income Fund, Inc.
                                                                                Strategist Total Return Fund



                                                                             Year ended          For the period
                                                                         Sept. 30, 1997       from May 13, 1996*
                                                                                               to Sept. 30, 1996


Operations and distributions
Investment income (loss)-- net                                               $  14,122                 $    1,139
Net realized gain (loss) on investments                                         68,331                    (16,662)
Net change in unrealized appreciation (depreciation)
  on investments and on translation of assets and
  liabilites in foreign currencies                                              36,821                     40,143
                                                                                ------                     ------
Net increase (decrease) in net assets resulting
  from operations                                                              119,274                     24,620
                                                                               -------                     ------
Distributions to shareholders from:
  Net investment income                                                        (13,416)                       (86)
                                                                               -------                        ---


Capital share transactions (Note 3)
Proceeds from sales                                                             55,803                    479,101
Reinvestment of distributions at net asset value                                13,416                         86
Payments for redemptions                                                       (17,370)                        --
                                                                               -------                        ---
Increase (decrease) in net assets from capital
  share transactions                                                            51,849                   479,187
Total increase (decrease) in net assets                                        157,707                   503,721
Net assets at beginning of period (Note 1)                                     528,721                    25,000
                                        -                                      -------                    ------
Net assets at end of period                                                   $686,428                  $528,721
                                                                              --------                  --------
Undistributed (excess of distributions over)
  net investment income                                                       $  1,055                  $   (230)
                                                                              --------                  --------
*Commencement of operations.


See accompanying notes to financial statements.

 Notes to financial statements


1. Summary of significant accounting policies


Strategist Balanced Fund (Balanced Fund), Strategist Equity Fund (Equity Fund), Strategist Equity Income Fund (Equity Income Fund), and Strategist Total Return Fund (Total Return Fund) are series of capital stock within Strategist Growth and Income Fund, Inc. Each Fund is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. Strategist Growth and Income, Inc. has 3 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board. On April 15, 1996, American Express Financial Corporation (AEFC) invested $25,000 in each Fund, which represented 1,871 shares for Balanced Fund, 1,150 shares for Equity Fund, 2,880 shares for Equity Income Fund and 2,103 shares for Total Return Fund. Operations did not formally commence until May 13, 1996.


Investments in Portfolios


Each of the Funds seeks to achieve its investment objectives by investing all of its net investable assets in a corresponding series of Growth and Income Trust (the Trust).


Balanced Fund invests all of its assets in Balanced Portfolio, an open-end investment company that has the same objectives as the Fund. Balanced Portfolio balances its investments between common stocks and senior securities (preferred stocks and debt securities) issued by U.S. and foreign companies.


Equity Fund invests all of its assets in Equity Portfolio, an open-end investment company that has the same objectives as the Fund. Equity Portfolio invests primarily in common stocks and securities convertible into common stocks.


Equity Income Fund invests all of its assets in Equity Income Portfolio, an open-end investment company that has the same objectives as the Fund. Equity Income Portfolio seeks to provide a high level of current income and, as a secondary goal, steady growth of capital by investing primarily in dividend-paying stocks.


Total Return Fund invests all of its assets in Total Return Portfolio, an open-end investment company that has the same objectives as the Fund. Total Return Portfolio invests primarily in U.S. equity securities, U.S. and foreign debt securities, foreign equity securities, and money market instruments.


Each Fund records daily its share of the corresponding Portfolio's income, expenses and realized and unrealized gains and losses. The financial statements of the Portfolios are included elsewhere in this report and should be read in conjunction with the Funds' financial statements. Each Fund records its investment in the corresponding Portfolio at value that is equal to the Fund's proportionate ownership interest in the net assets of the Portfolio. As of Sept. 30, 1997, the percentages of the corresponding Portfolio owned by Balanced Fund, Equity Fund, Equity Income Fund, and Total Return Fund were 0.02%, 0.02%, 0.04%, and 0.02%, respectively. Valuation of securities held by the Portfolios is discussed in Note 1 of the Portfolios' "Notes to financial statements," which are included elsewhere in this report.


Organizational costs


Each Fund incurred organizational expenses in connection with the start-up and initial registration of the Fund. These costs will be amortized over 60 months on a straight-line basis beginning with the commencement of operations. If any or all of the shares held by AEFC representing initial capital of the Fund are redeemed during the amortization period, the redemption proceeds will be reduced by the pro rata portion of the unamortized organizational cost balance.


Use of estimates


The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.


Federal taxes


Since each Fund's policy is to comply with all sections of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders, no provision for income or excise taxes is required.


Net investment income (loss) and net realized gains (losses) allocated from the Portfolios may differ for financial statement and tax purposes primarily because of the deferral of losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes, and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Funds.


On the statement of assets and liabilities, due to permanent book-to-tax differences, undistributed net investment income and accumulated net realized gain (loss) have been increased (decreased), resulting in net reclassification adjustments to additional paid-in capital as follows:


                                                     Equity            Total
                        Balanced        Equity       Income           Return
                            Fund          Fund         Fund             Fund


Undistributed net          $(221)        $(199)      $    9            $579
investment income
Accumulated net
realized gain (loss)       1,010           214          683             124
                           -----           ---          ---             ---
Additional paid-in-        $ 789         $  15         $692            $703
capital reduction


Dividends to shareholders


Dividends from net investment income, declared quarterly and paid at the end of each calendar quarter for Balanced Fund, Equity Fund and Total Return Fund, and declared daily and paid each calendar quarter for Equity Income Fund, are reinvested in additional shares of the Funds at net asset value or payable in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year.


Other


At Sept. 30, 1997, AEFC owned 40,710 shares for Balanced Fund, 24,041 shares for Equity Fund, 61,201 shares for Equity Income Fund and 43,835 shares for Total Return Fund.



2. Expenses and sales charges


In addition to the expenses allocated from the Portfolio, each Fund accrues its own expenses as follows:


Each Fund entered into agreements with AEFC for providing administrative services and transfer agent services. Under its Administrative Services Agreement, each Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.04% to 0.02% annually. Additional administrative service expenses paid by the Fund are office expenses, consultants' fees and compensation of officers and employees. Under this agreement, each Fund also pays taxes, audit and certain legal fees, registration fees for shares, office expenses, consultants' fees, compensation of board members, corporate filing fees, organizational expenses and any other expenses properly payable by the Funds and approved by the board.


Under a separate Transfer Agency Agreement, AEFC maintains shareholder accounts and records. Each Fund pays AEFC an annual fee per shareholder account of $20.


Under a Plan and Agreement of Distribution, each Fund pays American Express Service Corporation (the Distributor) a distribution fee at an annual rate of 0.25% of the Fund's average daily net assets for distribution related services.


AEFC and the Distributor have agreed to waive certain fees and to absorb certain other of Fund expenses until Sept. 30, 1997. Under this agreement, each Fund's total expenses will not exceed 1.25% (1.30% for Total Return Fund) of each of the Fund's average daily net assets. In addition, for the year ended Sept. 30, 1997, AEFC further voluntarily agreed to waive certain fees and expenses to .62% for Balanced Fund, .58% for Equity Fund, 1.07% for Equity Income Fund and 1.26% for Total Return Fund.



3. Capital share transactions


Transactions in shares of capital stock for the periods indicated are as follows:


                                          Year ended Sept. 30, 1997


                                                         Equity        Total
                          Balanced        Equity         Income       Return
                              Fund          Fund           Fund         Fund


Sold                        15,132         2,872         15,615        4,254
Issued for reinvested
  distributions              2,072           477          2,319          981
Redeemed                    (1,859)         (437)        (3,659)      (1,262)
                            ------          ----         ------       ------
Net increase (decrease)     15,345         2,912         14,275        3,973
                            ======         =====         ======        =====


                               Period ended Sept. 30, 1996*
                                                         Equity        Total
                          Balanced        Equity         Income       Return
                              Fund          Fund           Fund         Fund


Sold                        36,541        22,586         56,644       41,149
Issued for reinvested
  distributions                251           109            427            7
Redeemed                        --            --           (113)          --
                            ------          ----         ------       ------
Net increase (decrease)     36,792        22,695         56,958       41,156
                            ======        ======         ======       ======
*Inception date was May 13, 1996.



4. Financial highlights


The tables below show certain important information for evaluating each Fund's results.


Fiscal period ended Sept. 30,
Per share income and capital changes(a)
                                                               Balanced Fund                     Equity Fund
                                                           1997              1996(b)          1997          1996(b)
Net asset value, beginning of period                     $13.57            $13.36           $22.40        $21.73


Income from investment operations:
Net investment income (loss)                                .66               .18              .54           .21


Net gains (losses) (both                                   2.99               .17             6.64           .62
realized and unrealized)


Total from investment operations                           3.65                35             7.18           .83


Dividends from net investment income                       (.65)             (.14)            (.49)         (.16)


Net asset value, end of period                           $16.57            $13.57           $29.09        $22.40


Ratios/supplemental data:


Net assets, end of period (in thousands)                   $895              $525             $778          $534


Ratio of expenses to average daily net assets(d)            .62%             1.25%(c)          .58%         1.25%(c)


Ratio of net income (loss) to
  average daily net assets                                 4.60%             3.91%(c)         2.17%         3.06%(c)


Total return                                               27.4%              2.6%            28.3%          3.8%


Portfolio turnover rate (excluding short-term
  securities)                                                49%               14%              82%           21%


Average brokerage commission rate(e)                     $.0465            $.0483           $.0320        $.0488



(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Inception date was May 13, 1996.
(c) Adjusted to an annual basis.
(d) The Advisor and Distributor  voluntarily  limited total operating  expenses.
    Without this agreement, the ratio of expenses to average daily net assets would have been 6.35% and 34.04% for Balanced Fund for periods ended 1997 and 1996, respectively, 1.13% and 34.21% for Equity Fund for the periods ended 1997 and 1996, respectively.
(e) Effective fiscal year 1996, the Fund is required to disclose an average brokerage commission rate per share for security trades on which commissions are charged. The comparability of this information may be affected by the fact that commission rates per share vary significantly among foreign countries.


Financial highlights (continued)
Fiscal period ended Sept. 30,


Per share income and capital changesa
                                                            Equity Income Fund                Total Return Fund


                                                           1997              1996(b)          1997          1996(b)
Net asset value, beginning of period                      $8.92             $8.68           $12.22        $11.89


Income from investment operations:
Net investment income (loss)                                .37               .13              .31           .06


Net gains (losses) (both realized and unrealized)          2.22               .23             2.29           .31


Total from investment operations                           2.59               .36             2.60           .37


Dividends from net investment income                       (.35)             (.12)            (.29)         (.04)


Net asset value, end of period                           $11.16             $8.92           $14.53        $12.22


Ratios/supplemental data:


Net assets, end of period (in thousands)                   $827              $534             $686          $529


Ratio of expenses to average daily net assets(d)           1.07%             1.25%(c)         1.26%         1.30%(c)


Ratio of net income (loss) to
  average daily net assets                                 3.65%             3.51%(c)         2.29%          .96%(c)


Total return                                               29.4%              4.1%            21.4%          3.2%


Portfolio turnover rate (excluding short-term
  securities)                                                81%               17%              99%           35%


Average brokerage commission ratee                       $.0482            $.0324           $.0339        $.0384



(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Inception date was May 13, 1996.
(c) Adjusted to an annual basis.
(d) The Advisor and Distributor  voluntarily  limited total operating  expenses.
    Without this agreement, the ratio of expenses to average daily net assets would have been 4.53% and 24.26% for Equity Income Fund for periods ended
    1997 and 1996, respectively, and 2.79% and 31.60% for Total Return Fund for the periods ended 1997 and 1996, respectively.
(e) Effective fiscal year 1996, the Fund is required to disclose an average brokerage commission rate per share for security trades on which commissions are charged. The comparability of this information may be affected by the fact that commission rates per share vary significantly among foreign countries.

Independent auditors' report


The board of trustees and unitholders Growth and Income Trust:


We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of Balanced Portfolio (a series of Growth and Income Trust) as of September 30, 1997, and the related statement of operations for the year then ended and the statements of changes in net assets for the year ended September 30, 1997 and for the period from May 13, 1996 (commencement of operations) to September 30, 1996. These financial statements are the responsibility of portfolio management. Our responsibility is to express an opinion on these financial statements based on our audits.


We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Investment securities held in custody are confirmed to us by the custodian. As to securities purchased and sold but not received or delivered, and securities on loan, we request confirmations from brokers, and where replies are not received, we carry out other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.


In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Balanced Portfolio at September 30, 1997, and the results of its operations and the changes in its net assets for the periods stated in the first paragraph above, in conformity with generally accepted accounting principles.


KPMG Peat Marwick LLP
Minneapolis, Minnesota
November 7, 1997


Financial statements


Statement of assets and liabilities
Balanced Portfolio
Year ended Sept. 30, 1997



Assets
Investments in securities, at value (Note 1)
  (identified cost $4,273,232,620)                                                                 $4,906,047,462
Dividends and accrued interest receivable                                                              36,438,261
Receivable for investment securities sold                                                              11,842,052
U.S. government securities held as collateral (Note 5)                                                 84,333,637
Unrealized appreciation on foreign currency contracts held,
    at value (Notes 1 and 4)                                                                            1,335,390
                                                                                                        ---------
Total assets                                                                                        5,039,996,802
                                                                                                    -------------
Liabilities
Disbursements in excess of cash on demand deposit
   (including bank overdraft of $11,925,022)                                                           16,210,197
Payable for investment securities purchased                                                            18,370,329
Payable upon return of securities loaned (Note 5)                                                     151,890,137
Accrued investment management services fee                                                                 64,470
Other accrued expenses                                                                                    141,771
                                                                                                          -------
Total liabilities                                                                                     186,676,904
                                                                                                      -----------
Net assets applicable to capital stock                                                             $4,853,319,898


See accompanying notes to financial statements.

Statement of operations
Balanced Portfolio
Year ended Sept. 30, 1997


Investment income
Income:
Dividends                                                                                           $ 96,702,260
Interest                                                                                             117,904,845
  Less: Foreign taxes withheld                                                                        (1,369,557)
                                                                                                      ----------
Total income                                                                                         213,237,548


Expenses (Note 2):
Investment management services fee                                                                    21,571,200
Compensation of board members                                                                             23,697
Custodian fees                                                                                           284,831
Audit fees                                                                                                29,625
Other                                                                                                     65,327
                                                                                                          ------
Total expenses                                                                                        21,974,680
    Earnings credits on cash balances (Note 2)                                                           (11,407)
                                                                                                         -------
Total net expenses                                                                                    21,963,273
                                                                                                      ----------
Investment income (loss) -- net                                                                      191,274,275


Realized and unrealized gain (loss) -- net Net realized gain (loss) on:
    Security transactions (Note 3)                                                                   539,048,011
    Foreign currency transactions                                                                     (3,886,400)
                                                                                                      ----------
Net realized gain (loss) on investments                                                              535,161,611
Net change in unrealized appreciation (depreciation)
    on investments and on translation of assets and
    liabilities in foreign currencies                                                                270,752,151
                                                                                                     -----------
Net gain (loss) on investments and foreign currencies                                                805,913,762
                                                                                                     -----------
Net increase (decrease) in net assets resulting from operations                                     $997,188,037
                                                                                                    ------------
See accompanying notes to financial statements.

Statements of changes in net assets
Balanced Portfolio
                                                                             Year ended          For the period
                                                                         Sept. 30, 1997       from May 13, 1996*
                                                                                               to Sept. 30, 1996


Operations
Investment income (loss)-- net                                           $  191,274,275              $69,251,201
Net realized gain (loss) on investments                                     535,161,611               58,304,995
Net change in unrealized appreciation
   (depreciation) on investments and on
   translation of assets and liabilities
   in foreign currencies                                                    270,752,151               26,384,443
                                                                            -----------               ----------
Net increase (decrease) in net assets
   resulting from operations                                                997,188,037              153,940,639
Net contributions (withdrawals) from partners                              (161,960,911)           3,864,127,133
                                                                          ------------             -------------
Total increase (decrease) in net assets                                     835,227,126            4,018,067,772
Net assets at beginning of period (Note 1)                                4,018,092,772                   25,000
                                                                         -------------                   ------
Net assets at end of period                                              $4,853,319,898           $4,018,092,772
                                                                         --------------           --------------
*Commencement of operations.


See accompanying notes to financial statements.

 Notes to financial statements


Balanced Portfolio


1. Summary of significant accounting policies


Balanced Portfolio (the Portfolio) is a series of Growth and Income Trust (the Trust) and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. Balanced Portfolio seeks to provide a balance of growth of capital and current income by investing in common stocks and senior securities (preferred stocks and debt securities) issued by U.S. and foreign companies. The Portfolio also may invest in derivative instruments and money market instruments. The Declaration of Trust permits the Trustees to issue non-transferable interests in the Portfolio. On April 15, 1996, American Express Financial Corporation (AEFC) contributed $25,000 to the Portfolio. Operations did not formally commence until May 13, 1996, at which time an existing fund transferred its assets to the Portfolio in return for an ownership percentage of the Portfolio.


Significant accounting polices followed by the Portfolio are summarized below:


Use of estimates


The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.


Valuation of securities


All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price deemed best to reflect fair value as quoted by dealers who make markets in these securities or by an independent pricing service. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.


Option transactions


In order to produce incremental earnings, protect gains and facilitate buying and selling of securities for investment purposes, the Portfolio may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where the completion of the obligation is dependent upon the credit standing of the other party. The Portfolio also may buy and sell put and call options and write covered call options on portfolio securities and may write cash-secured put options. The risk in writing a call option is that the Portfolio gives up the opportunity of profit if the market price of the security increases. The risk in writing a put option is that the Portfolio may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Portfolio pays a premium whether or not the option is exercised. The Portfolio also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.


Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Portfolio will realize a gain or loss upon expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.


Futures transactions


In order to gain exposure to or protect itself from changes in the market, the Portfolio may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Portfolio also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.


Upon entering into a futures contract, the Portfolio is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Portfolio recognizes a realized gain or loss when the contract is closed or expires.


Foreign currency translations and foreign currency contracts


Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars at the closing rate of exchange. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement dates on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.


The Portfolio may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Portfolio and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Portfolio is subject to the credit risk that the other party will not complete the obligations of the contract.


Illiquid securities


Investments in securities include issues that are illiquid. The Portfolio currently limits investments in illiquid securities to 10% of the net assets, at market value, at the time of purchase. The aggregate value of such securities at Sept. 30, 1997 was $4,116,960 representing 0.08% of the net assets. Pursuant to guidelines adopted by the board, certain unregistered securities are determined to be liquid and are not included within the 10% limitation specified above.


Federal taxes


For federal income tax purposes the Portfolio qualifies as a partnership and each investor in the Portfolio is treated as the owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Portfolio. Accordingly, as a "pass-through" entity, the Portfolio does not pay any income dividends or capital gain distributions.


Other


Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including level-yield amortization of premium and discount, is accrued daily.



2. Fees and expenses


The Trust, on behalf of the Portfolio, has entered into an Investment Management Services Agreement with AEFC for managing its portfolio. Under this agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Portfolio's average daily net assets in reducing percentages from 0.53% to 0.43% annually. The fees may be increased or decreased by a performance adjustment based on a comparison of the performance of Class A shares of IDS Mutual Fund to the Lipper Balanced Fund Index. The maximum adjustment is 0.08% of the Portfolio's average daily net assets on an annual basis. The adjustment decreased the fee by $31,926 for the year ended Sept. 30, 1997.


Under the agreement, the Trust also pays taxes, brokerage commissions and nonadvisory expenses, which include custodian fees, audit and certain legal fees, fidelity bond premiums, registration fees for units, office expenses, consultants' fees, compensation of trustees, corporate filing fees, expenses incurred in connection with lending securities of the Portfolio, and any other expenses properly payable by the Trust or Portfolio and approved by the board.


During the year ended Sept. 30, 1997, the Portfolio's custodian fees were reduced by $11,407 as a result of earnings credits from overnight cash balances.


Pursuant to a Placement Agency Agreement, American Express Financial Advisors Inc. acts as placement agent of the units of the Trust.



3. Securities transactions


Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $1,968,011,015 and $2,297,550,674, respectively, for the year ended Sept. 30, 1997. For the same period, the portfolio turnover rate was 49%. Realized gains and losses are determined on an identified cost basis.


Brokerage commissions paid to brokers affiliated with AEFC were $24,783 during this period.



4. Foreign currency contracts


At Sept. 30, 1997, the Portfolio had entered into a foreign currency exchange contract that obligates the Portfolio to deliver currency at a specified future date. The unrealized appreciation and/or depreciation on this contract is included in the accompanying financial statements. See Summary of significant accounting policies. The terms of the open contract are as follows:


                Currency to    Currency to     Unrealized       Unrealized
Exchange date  be delivered    be received   appreciation     depreciation


Nov. 7, 1997    123,418,698    200,000,000    $1,335,390      $         --
               British Pound   U.S. Dollar



5. Lending of portfolio securities


At Sept. 30, 1997, securities valued at $148,051,469 were on loan to brokers. For collateral, the Portfolio received $67,556,500 in cash and U.S. government securities valued at $84,333,637. Income from securities lending amounted to $458,584 for the year ended Sept. 30, 1997. The risks to the Portfolio of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.


Investments in securities



Balanced Portfolio
Sept. 30, 1997


(Percentages represent value of investments compared to net assets)


Common stocks (53.8%)
Issuer                                                                  Shares                         Value (a)
Aerospace & defense (0.8%)
Rockwell Intl                                                            625,000                      $ 39,335,937
Automotive & related (0.9%)
Genuine Parts                                                          1,050,000                        32,353,125
TRW                                                                      250,000                        13,718,750
                                                                                                       -----------
Total                                                                                                   46,071,875


Banks and savings & loans (3.6%)
Banc One                                                                 350,000                        19,534,375
First Union                                                              800,000                        40,050,000
Morgan (JP)                                                              350,000                        39,768,750
Natl City                                                                700,000                        43,093,750
NationsBank                                                              400,000                        24,750,000
Norwest                                                                  157,700                         9,659,125
                                                                                                       -----------
Total                                                                                                  176,856,000


Beverages & tobacco (1.9%)
Anheuser-Busch                                                           950,000                        42,868,750
Philip Morris                                                            850,000                        35,328,125
UST                                                                      500,000                        15,281,250
                                                                                                       -----------
Total                                                                                                   93,478,125


Building materials & construction (0.9%)
Weyerhaeuser                                                             700,000                        41,562,500


Chemicals (3.0%)
ARCO Chemical                                                            575,000                        26,162,500
Dow Chemical                                                             500,000                        45,343,750
Lubrizol                                                                 850,000                        35,700,000
Nalco Chemical                                                           950,000                        38,059,375
                                                                                                       -----------
Total                                                                                                  145,265,625


Energy (4.9%)
Amoco                                                                    475,000                        45,778,125
Atlantic Richfield                                                       450,000                        38,446,875
Chevron                                                                  525,000                        43,673,438
Mobil                                                                    600,000                        44,400,000
Texaco                                                                   600,000                        36,862,500
Ultramar Diamond Shamrock                                                925,000                        29,889,063
                                                                                                       -----------
Total                                                                                                  239,050,001


Food (1.7%)
General Mills                                                            275,000                        18,957,813
Heinz (HJ)                                                               775,000                        35,795,313
Sara Lee                                                                 500,000                        25,750,000
                                                                                                       -----------
Total                                                                                                   80,503,126


Health care (1.5%)
American Home Products                                                   525,000                        38,325,000
Baxter Intl                                                              625,000                        32,656,250
                                                                                                       -----------
Total                                                                                                   70,981,250


Household products (0.6%)
Kimberly-Clark                                                           600,000                        29,362,500


Industrial equipment & services (0.5%)
Waste Management                                                         650,000                        22,709,375


Insurance (3.2%)
Marsh & McLennan                                                         320,000                        24,520,000
SAFECO                                                                   850,000                        45,050,000
St. Paul Cos                                                             525,000                        42,820,312
Transamerica                                                             425,000                        42,287,500
                                                                                                       -----------
Total                                                                                                  154,677,812


Media (2.6%)
Dun & Bradstreet                                                       1,175,000                        33,340,625
Gannett                                                                  375,000                        40,476,563
Knight-Ridder                                                            600,000                        32,775,000
McGraw-Hill Cos                                                          325,000                        21,998,438
                                                                                                       -----------
Total                                                                                                  128,590,626


Metals (0.3%)
Aluminum Co of America                                                   186,450                        15,288,900


Multi-industry conglomerates (1.7%)
Eastman Kodak                                                            525,000                        34,092,188
Emerson Electric                                                         850,000                        48,981,250
                                                                                                       -----------
Total                                                                                                   83,073,438


Paper & packaging (1.1%)
Union Camp                                                               600,000                        37,012,500
Unisource Worldwide                                                      750,000                        14,250,000
                                                                                                       -----------
Total                                                                                                   51,262,500


Real estate investment trust (4.2%)
Amli Residential Properties                                              425,000                         9,881,250
CBL & Associates Properties                                              550,000                        14,265,625
Developers Diversified Realty                                            325,000                        13,000,000
FelCor Suite Hotels                                                      300,000                        12,318,750
Gables Residential Trust                                                 475,000                        12,884,375
Liberty Property Trust                                                   575,000                        15,489,062
LTC Properties                                                           532,700                        10,121,300
Meditrust                                                                500,000                        20,750,000
Merry Land & Investment                                                  550,000                        12,134,375
Nationwide Health Properties                                             550,000                        13,234,375
OMEGA Healthcare Investors                                               300,000                        10,800,000
Security Capital Industrial Trust                                        700,000                        16,318,750
Simon DeBartolo Group                                                    700,000                        23,100,000
United Dominion Realty Trust                                           1,175,000                        17,625,000
                                                                                                       -----------
Total                                                                                                  201,922,862


Restaurants & lodging (0.7%)
McDonald's                                                               675,000                        32,146,875


Retail (2.2%)
Jostens                                                                  800,000                      $ 21,700,000
May Dept Stores                                                          800,000                        43,600,000
Penney (JC)                                                              750,000                        43,687,500
                                                                                                       -----------
Total                                                                                                  108,987,500


Transportation (0.4%)
Union Pacific                                                            344,000                        21,543,000


Utilities -- electric (3.7%)
Baltimore Gas & Electric                                                 500,000                        13,875,000
Dominion Resources                                                       600,000                        22,725,000
DTE Energy                                                               700,000                        21,306,250
Entergy                                                                1,000,000                        26,062,500
GPU                                                                      825,000                        29,596,875
Northern States Power                                                    550,000                        27,362,500
Southern Co                                                            1,100,000                        24,818,750
Union Electric                                                           400,000                        15,375,000
                                                                                                       -----------
Total                                                                                                  181,121,875


Utilities -- telephone (3.8%)
Ameritech                                                                600,000                        39,900,000
Bell Atlantic                                                            370,000                        29,761,875
BellSouth                                                                950,000                        43,937,500
GTE                                                                      875,000                        39,703,125
SBC Communications                                                       480,000                        29,460,000
                                                                                                       -----------
Total                                                                                                  182,762,500


Foreign (9.6%)(h)
Anglian Water                                                          1,050,000                        13,853,872
B.A.T. Inds                                                            3,750,000(b)                     32,824,211
British Petroleum ADR                                                    525,000                        47,676,562
BTR                                                                    7,000,000                        28,379,134
Gallaher Group ADR                                                       750,000(b)                     14,390,625
Grand Metropolitan                                                     1,500,000                        14,314,499
Natl Westminster Bank                                                  2,150,000                        32,457,079
Nestle                                                                    15,000                        20,896,651
Rank Group                                                             3,250,000                        19,148,464
Royal & Sun Alliance Insurance Group                                   3,000,000                        28,459,740
Royal Dutch Petroleum                                                    525,000                        29,137,500
Royal PTT Nederland ADR                                                  750,000                        29,296,875
Safeway                                                                3,750,000                        24,331,020
Severn Trent Water                                                       724,864                        10,744,135
Tele Danmark ADR                                                       1,050,000                        28,021,875
Tenneco                                                                  600,000                        28,725,000
Thames Water                                                           1,473,893                        20,741,654
Tomkins                                                                7,194,444                        40,532,892
                                                                                                     -------------
Total                                                                                                  463,931,788


Total common stocks
(Cost: $2,041,916,072)                                                                              $2,610,485,990


Preferred stocks (--%)
Issuer                                                                  Shares                         Value (a)


Virginia-American Water
  5.05%                                                                    2,000 (i)                      $180,160
Western Resources
  4.25%                                                                   10,000                           611,500


Total preferred stocks
(Cost: $1,200,000)                                                                                        $791,660


Bonds (32.6%)
Issuer                              Coupon          Maturity               Principal                    Value(a)
                                     rate             year                    amount


U.S. government obligations (9.6%)
U.S. Treasury                      5.875%            1999-02             $50,000,000                  $ 49,891,500
                                   6.25               2000                30,000,000(c)                 30,291,600
                                   6.50               2002                25,000,000                    25,479,250
                                   6.625              2001                25,000,000                    25,551,000
                                   6.75               2000                15,000,000                    15,314,400
                                   6.875              2000                20,000,000                    20,465,600
                                   7.125              1999                62,650,000                    64,193,696
                                   7.50               2001                50,000,000                    52,716,500
                                   7.75               2000                25,000,000                    26,013,500
                                   8.125              2019                60,000,000                    71,368,800
Govt Trust
  Certificates Israel              9.25               2001                 8,378,308                     8,814,986
Overseas Private
  Investment                       6.99               2009                17,500,000                    17,981,250
Resolution
  Funding Corp                     8.125              2019                50,000,000                    58,919,000
                                                                                                       -----------
Total                                                                                                  467,001,082


Mortgage-backed securities (8.3%)
Collateralized Mtge
  Obligation Trust                 9.95               2014                 4,038,490                     4,372,473
Federal Home
  Loan Mtge Corp                   5.50               2009                 4,782,364                     4,626,363
                                   6.75               2008                 2,112,409                     2,144,983
                                   6.50              2007-11              41,402,397                    41,249,718
                                   7.00               2003                 6,067,119                     6,158,914
                                   8.00               2024                 7,637,348                     7,922,984
                                   8.50               2026                11,659,237                    12,199,643
  Collateralized
    Mtge Obligation                7.50               2003                 7,800,000                     7,985,952
                                   8.50               2022                 7,000,000                     7,645,470
  Inverse Floater                  3.77               1997                 3,529,545(e)                  3,394,929
  Trust Series Z                   6.50               2023                22,057,763(f)                 19,964,907
                                   8.25               2024                 6,618,107(f)                  7,090,375
Federal Natl
  Mtge Assn                        5.50               2009                 7,069,615                     6,841,196
                                   6.50              2023-24              29,591,641                    29,044,943
                                   7.00               2011                23,074,106                    23,312,000
                                   7.40               2004                33,750,000                    35,798,962
                                   7.50              2002-25              23,138,545                    23,593,641
                                   8.50              2025-26              12,161,455                    12,713,829
                                   9.00               2024                 6,935,834                     7,461,085
  Collateralized
    Mtge Obligation                4.50               2007                11,900,000                    10,644,550
                                   5.00               2024                 6,696,552                     6,369,158
                                   7.50               2014                 1,856,012                     1,913,901
  Trust Series Z                   6.00               2024                 7,433,038(f)                  6,207,256
                                   6.50               2023                18,311,530(f)                 16,128,727
                                   7.00              2016-22              40,114,967(f)                 39,293,215
                                   7.50               2014                 8,991,662(f)                  9,175,372
                                   8.00              2006-20              21,773,134(f)                 22,907,988
Govt Natl Mtge Assn                6.50               2027                24,876,295                    25,295,957
                                                                                                       -----------
Total                                                                                                  401,458,491


Aerospace & defense (0.2%)
United Technologies                8.875              2019                 9,500,000                    11,317,920


Automotive & related (0.3%)
Ford Motor
  Credit Corp                      6.55%              2001                13,000,000                    13,108,290


Banks and savings & loans (1.6%)
Asian Development
  Bank                             9.125              2000                17,700,000                    19,066,263
BankAmerica                        7.70               2026                10,000,000(g)                  9,929,100
First Bank System                  6.875              2007                 5,750,000                     5,780,475
Interamer
  Development
  Bank Euro                        9.50               2000                 5,000,000                     5,381,250
Mellon Capital                     7.72               2026                 3,850,000                     3,844,918
Morgan (JP)                        4.00               2012                15,000,000(k)                 14,449,500
Union Planters Trust               8.20               2026                10,000,000                    10,199,900
U.S. Capital Trust A               8.41               2027                10,000,000(g)                 10,452,100
                                                                                                       -----------
Total                                                                                                   79,103,506


Beverages & tobacco (0.1%)
Coca-Cola                          7.375              2093                 3,000,000                     3,137,670


Building materials & construction (0.1%)
Owens-Corning
  Fiberglass                       9.35               2012                 3,500,000                     4,012,540


Communications equipment & services (0.4%)
BellSouth
  Telecommunications               6.50               2005                 9,000,000(c)                  9,004,230
                                   7.00               1995                10,000,000                     9,970,200
                                                                                                       -----------
Total                                                                                                   18,974,430


Computers & office equipment (0.1%)
IBM                                6.375              2000                 5,100,000                     5,135,088


Electronics (0.1%)
Harris                            10.375              2018                 4,000,000                     4,361,800


Energy (0.3%)
Occidental Petroleum               6.25               2000                 6,500,000                     6,496,880
Petronas                           7.75               2015                10,000,000                    10,153,600
                                                                                                        ----------
Total                                                                                                   16,650,480


Financial services (1.1%)
Equitable IBM                      7.33               2009                 5,500,000                     5,755,235
Associates                         6.00               2000                 6,000,000                     5,978,220
Avco Financial
  Services                         7.25               1999                 6,500,000                     6,645,600
Corporate Property
  Investors                        7.18               2013                 1,500,000(g)                  1,476,435
Intl Lease Finance                 5.99               1998                 5,000,000                     5,011,700
KFW Intl Finance                   8.00               2010                 6,750,000                     7,555,950
Property Trust
  America REIT                     7.50               2014                 5,000,000                     4,962,150
Salomon Brothers                   6.75               2006                 7,000,000                     6,985,860
Standard Credit
  Card Trust                       5.95               2004                 8,550,000                     8,370,108
                                                                                                        ----------
Total                                                                                                   52,741,258


Health care (0.2%)
Lilly (Eli)                        6.77               2036                 5,000,000                     4,898,900
Kaiser Foundation                  9.55               2005                 6,000,000                     7,031,280
                                                                                                        ----------
Total                                                                                                   11,930,180


Household products (0.1%)
Procter & Gamble                   8.00               2024                 3,000,000                     3,429,270


Insurance (0.9%)
American United Life               7.75               2026                 4,000,000(i)                  3,936,800
Nationwide Mutual
  Insurance                        7.50               2023                11,500,000(g)                 11,432,840
Nationwide Trust                   9.875              2025                15,500,000(g)                 17,674,030
Principal Mutual                   8.00               2044                 7,150,000(g)                  7,410,117
SunAmerica                         8.125              2023                 5,150,000                     5,544,232
                                                                                                        ----------
Total                                                                                                   45,998,019


Paper & packaging (0.4%)
Crown Cork & Seal                  8.00               2023                 6,000,000                     6,125,040
Intl Paper                         5.125              2012                13,400,000                    11,176,940
                                                                                                        ----------
Total                                                                                                   17,301,980


Retail (0.3%)
Wal-Mart Stores                    7.00               2006                14,014,294(g)                 14,279,444


Transportation (0.3%)
Burlington Northern
  Santa Fe                         7.00               2025                10,200,000                     9,929,700
Canadian Natl
  Railway                          7.625              2023                 6,000,000                     6,118,500
                                                                                                        ----------
Total                                                                                                   16,048,200


Utilities -- electric (1.1%)
Wisconsin Electric
  Power                            7.75               2023                 5,500,000                     5,724,180
Arizona Public
  Service                          8.00               2015                 5,400,000                     5,781,780
China Light & Power                7.50               2006                 7,000,000                     7,258,090
Pacific Gas
  & Electric                       8.25               2022                 4,600,000                     4,846,376
Public Service
  Electric & Gas                   6.75               2016                13,000,000                    12,771,070
Texas Utilities
  Electric                         8.175              2037                10,000,000                    10,232,500
Wisconsin Electric
  Power                            6.875              2095                 8,000,000                     7,606,480
                                                                                                        ----------
Total                                                                                                   54,220,476


Utilities -- telephone (1.3%)
Bell Telephone
  Pennsylvania                     7.375              2033                 5,000,000                     4,953,100
GTE                                9.375              2000                 4,600,000                     4,992,150
GTE                                8.75               2021                 5,000,000                     5,847,750
Illinois Bell Telephone            4.375              2003                 4,600,000                     4,176,202
New York Telephone                 4.875              2006                13,000,000                    11,651,380
Pacific Bell
  Telephone                        6.625              2034                 6,100,000                     5,662,813
                                   7.375              2043                 7,500,000                     7,523,325
U S WEST                           6.625              2005                 7,000,000                     7,057,610
Worldcom                           7.75               2007                10,000,000                    10,549,200
                                                                                                        ----------
Total                                                                                                   62,413,530


Miscellaneous (0.2%)
M & I Capital Trust                7.65               2026                10,000,000                     9,940,600


Municipal bonds (0.5%)
Los Angeles County Pension Obligation
  Taxable Revenue Bonds Series 1994C
  Zero Coupon
    (MBIA Insured)                 7.05               2008                 9,440,000(d,l)                4,557,443
Los Angeles County Pension Obligation
  Taxable Revenue Bonds Series 1995D
  (MBIA Insured)                   6.97               2008                10,500,000(l)                 10,713,255
Orange County Pension Obligation
  Taxable Revenue
  Bonds                            7.31               2009                 5,000,000                     5,231,800
Yale University                    7.375              2096                 4,000,000                     4,160,440
                                                                                                        ----------
Total                                                                                                   24,662,938


Foreign (5.1%)(h)
ABN Amro Bank
  (U.S. Dollar)                    7.125              2093                 7,000,000                     6,952,890
American General Institute
  (U.S. Dollar)                    7.57               2045                15,000,000(g)                 14,639,700
Bat-Crave-800
  (U.S. Dollar)                    6.68               2000                 7,000,000(g)                  7,026,180
Belo (A.H.)
  (U.S. Dollar)                    7.125              2007                15,000,000                    15,328,500
Cleveland Electric/Toledo Edison
  (U.S. Dollar)                    7.19               2000                 5,000,000(g)                  5,052,250
  (U.S. Dollar)                    7.67               2004                10,000,000                    10,288,800
CSX
  (U.S. Dollar)                    7.25               2027                10,000,000(g)                 10,497,200
Dao Heng Bank
  (U.S. Dollar)                    7.75               2007                10,000,000(g)                 10,090,400
EES Coke Battery
  (U.S. Dollar)                    7.125              2002                 9,050,000(g)                  9,099,775
Global Marine
  (U.S. Dollar)                    7.125              2007                10,000,000(g)                 10,158,700
Govt of Poland PDI Euro
  (U.S. Dollar)                    4.00               2014                15,000,000                    13,143,750
Grand Metropolitan
  (U.S. Dollar) Cv                 6.50               2000                20,000,000(g)                 27,750,000
Hyundai Semiconductor
  (U.S. Dollar)                    8.25               2004                10,000,000(g)                 10,211,200
Israel Electric
  (U.S. Dollar)                    7.25               2006                10,000,000                    10,131,500
Railcar Leasing
  (U.S. Dollar)                    7.125              2013                15,000,000(g)                 15,415,950
Ras Laffan
  (U.S. Dollar)                    8.29               2014                10,000,000(g)                 10,713,100
Republic of Slovenia
  (U.S. Dollar)                    7.00               2001                 7,200,000(g)                  7,341,264
Safeco Capital Trust
  (U.S. Dollar)                    8.07               2037                10,000,000(g)                 10,181,200
Swiss Bank
  (U.S. Dollar)                    7.50               2025                 4,700,000                     4,872,208
  (U.S. Dollar)                    7.75               2026                11,000,000                    11,713,570
U.S.A. Waste Services
  (U.S. Dollar)                    7.125              2007                11,000,000                    11,168,520
Washington Mutual Capital
  (U.S. Dollar)                    8.375              2027                 5,800,000(g)                  6,071,440
Zurich Capital Trust
  (U.S. Dollar)                    8.38               2037                 7,500,000(g)                  8,035,575
                                                                                                        ----------
Total                                                                                                  245,883,672


Total bonds
(Cost: $1,513,425,063)                                                                              $1,583,110,864



Option purchased (0.2%)
Issuer                             Number of        Exercise            Expiration                    Value(a)
                                   contracts          price                date
Put
S&P 500                               6,000            $900         Dec. 1997                          $11,625,000


Total option purchased
(Cost: $16,615,013)                                                                                    $11,625,000


Short-term securities (14.4%)
Issuer                                                Annualized               Amount                  Value (a)
                                                     yield on date           payable at
                                                      of purchase             maturity
U.S. government agency (--%)
Federal Home Loan
Mtge Corp Disc Nt                                       5.42%                 $ 1,400,000               $ 1,397,270
  10-14-97


Commercial paper (14.4%)
ABB Treasury Center (USA)
  10-07-97                                              5.55                   17,100,000(j)             17,083,684
ABN Amro
  10-16-97                                              5.92                   12,400,000                12,370,303
A.I. Credit
  10-01-97                                              5.53                    6,700,000                 6,700,000
American General Finance
  10-31-97                                              5.54                   10,000,000                 9,954,083
Associates Corp North America
  10-14-97                                              5.54                   11,500,000                11,477,118
  10-21-97                                              5.54                    5,600,000                 5,582,858
AT&T
  10-27-97                                              5.54                   12,600,000                12,549,859
Avco Financial Services
  10-09-97                                              5.55                   19,500,000                19,471,481
  10-14-97                                              5.65                   10,000,000                 9,976,744
  11-25-97                                              5.58                   10,500,000                10,408,180
Barclays US Funding
  10-28-97                                              5.53                   15,000,000                14,938,125
Beneficial
  10-10-97                                              5.53                    4,800,000                 4,793,400
BHP Finance (USA)
  10-23-97                                              5.54                    4,900,000                 4,883,471
  10-24-97                                              5.54                    9,700,000                 9,665,791
BOC Group
  10-09-97                                              5.53                    4,900,000(j)              4,894,000
CAFCO
  11-05-97                                              5.56                    7,900,000(j)              7,857,527
  11-13-97                                              5.57                    3,800,000(j)              3,774,945
  11-19-97                                              5.56                    8,200,000(j)              8,138,391
Cargill
  10-01-97                                              5.52                    5,100,000                 5,100,000
  10-14-97                                              5.66                   15,000,000                14,966,785
Ciesco LP
  10-27-97                                              5.55                    8,300,000                 8,266,851
CIT Group Holdings
  10-29-97                                              5.54                   10,000,000                 9,957,144
  10-29-97                                              5.55                   19,300,000                19,217,289
Commerzbank U.S. Finance
  10-28-97                                              5.55                   10,000,000                 9,958,525
CPC Intl
  10-27-97                                              5.55                    9,900,000(j)              9,856,521
  11-19-97                                              5.57                    8,700,000(j)              8,632,461
Deutsche Finance
  10-29-97                                              5.53                    8,600,000                 8,563,211
Fleet Funding
  10-22-97                                              5.54                    3,100,000(j)              3,090,036
  10-31-97                                              5.55                   11,131,000(j)             11,079,797
Ford Motor Credit
  10-06-97                                              5.53                   15,000,000                14,988,521
  10-22-97                                              5.53                   11,100,000                11,064,323
  10-30-97                                              5.54                   10,000,000                 9,953,794
Gannett
  10-03-97                                              5.51                   10,100,000(j)             10,096,925
  10-15-97                                              5.52                    4,600,000(j)              4,590,197
  11-06-97                                              5.54                    3,700,000(j)              3,679,650
General Electric Capital
  10-21-97                                              5.54                   15,900,000                15,851,328
Goldman Sachs Group
  10-24-97                                              5.53                   16,100,000                16,043,324
  10-24-97                                              5.55                    6,400,000                 6,377,388
  11-14-97                                              5.55                   12,100,000                12,018,513
  11-25-97                                              5.56                    4,500,000                 4,462,119
Household Finance
  10-22-97                                              5.54%                 $15,000,000               $14,951,787
Kredietbank North America Finance
  10-08-97                                              5.52                   11,100,000                11,088,129
  10-08-97                                              5.53                   10,800,000                10,788,429
Lincoln Natl
  10-02-97                                              5.55                    4,200,000(j)              4,199,231
May Department Stores
  10-28-97                                              5.55                    5,100,000                 5,077,708
MCI Communications
  11-20-97                                              5.70                    8,200,000(j)              8,135,117
Metlife Funding
  10-08-97                                              5.54                    8,800,000                 8,789,948
  10-17-97                                              5.55                   13,300,000                13,265,019
  10-24-97                                              5.54                    9,424,000                 9,390,765
Morgan Stanley Group
  10-15-97                                              5.56                   10,000,000                 9,976,851
  10-20-97                                              5.54                    8,000,000                 7,976,778
  10-21-97                                              5.56                    5,700,000                 5,682,520
Motorola
  10-23-97                                              5.52                    7,000,000                 6,976,472
Natl Australia Funding (Delaware)
  10-07-97                                              5.52                   12,000,000                11,989,020
  10-10-97                                              5.52                   10,100,000                10,086,113
  11-03-97                                              5.57                   20,000,000                19,893,257
New Center Asset Trust
  10-17-97                                              5.54                   13,400,000                13,367,185
Paccar Financial
  10-07-97                                              5.52                    4,850,000                 4,845,554
  10-21-97                                              5.53                   11,100,000                11,066,022
  10-27-97                                              5.54                    3,200,000                 3,187,243
Reed Elsevier
  11-03-97                                              5.54                   10,000,000(j)              9,949,583
  11-18-97                                              5.56                    5,300,000(j)              5,260,992
SBC Communications
  10-23-97                                              5.55                   10,000,000(j)              9,966,389
Societe Generale North America
  10-07-97                                              5.53                   28,900,000                28,873,460
Sysco
  11-06-97                                              5.55                    2,100,000(j)              2,088,408
UBS Finance (Delaware)
  10-06-97                                              5.52                   15,000,000                14,988,542
  10-16-97                                              5.53                    6,400,000                 6,385,307
USAA Capital
  10-01-97                                              5.64                   12,200,000                12,200,000
  10-06-97                                              5.53                    8,100,000                 8,093,801
  10-22-97                                              5.53                    5,900,000                 5,881,036
  12-02-97                                              5.58                   12,000,000                11,881,350
                                                                                                        ----------
Total                                                                                                   698,636,678


Total short-term securities
(Cost: $700,076,472)                                                                                 $  700,033,948


Total investment in securities
(Cost: $4,273,232,620)(m)                                                                            $4,906,047,462

Notes to investments in securities
  (a) Securities are valued by procedures described in Note 1 to the financial statements.
  (b) Non-income producing.
  (c) Security is partially or fully on loan. See Note 5 to the financial statements.
  (d) For zero coupon bonds, the interest rate disclosed represents the annualized effective yield on the date of acquisition.
  (e) Inverse floaters represent securities that pay interest at a rate that increases (decreases) in the same magnitude as, or in a multiple of, a decline (increase) in the LIBOR (London InterBank Offering Rate) Index. Interest rate disclosed is the rate in effect on Sept. 30, 1997.
  (f) This security is a collateralized mortgage obligation that pays no interest or principal during its initial accrual period until payment of previous series within the trust have been paid off. Interest is accrued at an effective yield; similar to a zero coupon bond.
  (g) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the board.
  (h) Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in the currency indicated.
  (i) Identifies issues considered to be illiquid (see Note 1 to the financial statements). Information concerning such security holdings at Sept. 30, 1997, is as follows:
                                          Acquisition
       Security                              date                     Cost


       American United Life*               02-13-96                $4,000,000
         7.75% 2026
       Virginia-American Water             07-13-56                   220,000
         5.05% Cm


       *Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended.


  (j) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other accredited investors. This security has been determined to be liquid under guidelines established by the board.


  (k) Interest rate varies to reflect current market conditions, rate shown is the effective rate on Sept. 30, 1997.


  (l) The following abbreviation is used in portfolio descriptions to identify the insurer of the issue: MBIA--Municipal Bond Investors Assurance


  (m) At Sept. 30,1997, the cost of securities for federal income tax purposes was $4,268,721,986 and the aggregate gross unrealized appreciation and depreciation based on that cost was:


       Unrealized appreciation                               $662,128,842
       Unrealized depreciation                               (24,803,366)
                                                             -----------
       Net unrealized appreciation                           $637,325,476
                                                             ============
See accompanying notes to investments in securities.

Independent auditors' report


The board of trustees and unitholders Growth and Income Trust:


We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of Equity Portfolio (a series of Growth and Income Trust) as of September 30, 1997, the related statement of operations for the year then ended and the statements of changes in net assets for the year ended September 30, 1997 and for the period from May 13, 1996 (commencement of operations) to September 30, 1996. These financial statements are the responsibility of portfolio management. Our responsibility is to express an opinion on these financial statements based on our audits.


We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Investment securities held in custody are confirmed to us by the custodian. As to securities purchased and sold but not received or delivered, and securities on loan, we request confirmations from brokers, and where replies are not received, we carry out other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.


In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Equity Portfolio at September 30, 1997, and the results of its operations and the changes in its net assets for the periods stated in the first paragraph above, in conformity with generally accepted accounting principles.


KPMG Peat Marwick LLP
Minneapolis, Minnesota
November 7, 1997


Financial statements


Statement of assets and liabilities
Equity Portfolio
Sept. 30, 1997


Assets
Investments in securities, at value (Note 1)
Investments in securities of unaffiliated issuers
  (identified cost $3,094,630,726)                                                                $4,140,592,546
Investments in securities of affiliated issuers
  (identified cost $ 40,790,575)                                                                      69,650,928
Dividends and accrued interest receivable                                                              7,431,287
Receivable for investment securities sold                                                             55,112,037
U.S. government securities held as collateral (Note 4)                                                   157,000
                                                    -                                                    -------
Total assets                                                                                       4,272,943,798
                                                                                                   -------------
Liabilities
Disbursements in excess of cash on demand deposit                                                      3,507,565
Payable for investment securities purchased                                                           46,156,429
Unrealized depreciation on foreign currency
  contracts held, at value (Notes1 and 5)                                                                  3,351
Payable upon return of securities loaned (Note 4)                                                     59,437,000
Accrued investment management services fee                                                                38,688
                                                                                                          ------
Total liabilities                                                                                    109,143,033
                                                                                                     -----------
Net assets                                                                                        $4,163,800,765
                                                                                                  --------------
See accompanying notes to financial statements.

Statement of operations
Equity Portfolio
Year ended Sept. 30, 1997


Investment income
Income:
Dividends (including $703,000 earned from affiliates)                                               $ 72,715,743
Interest                                                                                              14,726,478
  Less: Foreign taxes witheld                                                                           (526,601)
                                                                                                        --------
Total income                                                                                          86,915,620
                                                                                                      ----------
Expenses (Note 2):
Investment management services fee                                                                    16,849,365
Compensation of board members                                                                             22,624
Custodian fees                                                                                           511,951
Audit fees                                                                                                28,875
Other                                                                                                     90,087
                                                                                                          ------
Total expenses                                                                                        17,502,902
  Earnings credit on cash balances (Note 2)                                                              (11,644)
                                         -                                                               -------
Total net expenses                                                                                    17,491,258
                                                                                                      ----------
Investment income (loss) -- net                                                                       69,424,362
                                                                                                      ----------


Realized and unrealized gain (loss) -- net Net realized gain (loss) on:
  Security transactions (including $2,126,838
    realized loss on sales of affiliated issuers) (Note 3)                                           491,092,967
  Foreign currency transactions                                                                         (506,142)
                                                                                                        --------
Net realized gain (loss) on investments                                                              490,586,825
Net change in unrealized appreciation (depreciation)
  on investments and on translation of assets and liabilities
  in foreign currencies                                                                              427,383,679
                                                                                                     -----------
Net gain (loss) on investments and foreign currencies                                                917,970,504
                                                                                                     -----------
Net increase (decrease) in net assets resulting from operations                                     $987,394,866
                                                                                                    ------------
See accompanying notes to financial statements.

Statements of changes in net assets
Equity Portfolio


                                                                             Year ended          For the period
                                                                         Sept. 30, 1997       from May 13, 1996*
                                                                                               to Sept. 30, 1996


Operations
Investment income (loss)-- net                                           $   69,424,362          $   38,250,649
Net realized gain (loss) on investments                                     490,586,825              (4,205,188)
Net change in unrealized appreciation
   (depreciation) on investments and on
   translation of assets and liabilities
   in foreign currencies                                                    427,383,679             140,669,806
                                                                            -----------             -----------
Net increase (decrease) in net assets
   resulting from operations                                                987,394,866             174,715,267
Net contributions (withdrawals) from partners                              (108,642,196)          3,110,307,828
Total increase (decrease) in net assets                                     878,752,670           3,285,023,095
Net assets at beginning of period (Note 1)                                3,285,048,095                  25,000
                                                                          -------------                  ------
Net assets at end of period                                              $4,163,800,765          $3,285,048,095
                                                                         --------------          --------------
*Commencement of operations.


See accompanying notes to financial statements.

 Notes to financial statements


1. Summary of significant accounting policies


Equity Portfolio (the Portfolio) is a series of Growth and Income Trust (the Trust) and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. Equity Portfolio invests primarily in common stocks and securities convertible into common stocks. The Declaration of Trust permits the Trustees to issue non-transferable interests in the Portfolio. On April 15, 1996, American Express Financial Corporation (AEFC) contributed $25,000 to the Portfolio. Operations did not formally commence until May 13, 1996, at which time, an existing fund transferred its assets to the Portfolio in return for an ownership percentage of the Portfolio.


Significant accounting policies followed by the Portfolio are summarized below:


Use of estimates


The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.


Valuation of securities


All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price deemed best to reflect fair value as quoted by dealers who make markets in these securities or by an independant pricing service. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.


Option transactions


In order to produce incremental earnings, protect gains and facilitate buying and selling of securities for investment purposes, the Portfolio may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where the completion of the obligation is dependent upon the credit standing of the other party. The Portfolio also may buy and sell put and call options and write covered call options on portfolio securities and may write cash-secured put options. The risk in writing a call option is that the Portfolio gives up the opportunity of profit if the market price of the security increases. The risk in writing a put option is that the Portfolio may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Portfolio pays a premium whether or not the option is exercised. The Portfolio also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.


Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Portfolio will realize a gain or loss upon expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.


Futures transactions


In order to gain exposure to or protect itself from changes in the market, the Portfolio may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Portfolio also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.


Upon entering into a futures contract, the Portfolio is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Portfolio recognizes a realized gain or loss when the contract is closed or expires.


Foreign currency translations and foreign currency contracts


Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars at the closing rate of exchange. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement dates on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.


The Portfolio may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Portfolio and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Portfolio is subject to the credit risk that the other party will not complete the obligations of the contract.


Federal taxes


For federal income tax purposes the Portfolio qualifies as a partnership and each investor in the Portfolio is treated as the owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Portfolio. Accordingly, as a "pass-through" entity, the Portfolio does not pay any income dividends or capital gain distributions.


Other


Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including level-yield amortization of premium and discount, is accrued daily.


2. Fees and expenses


The Trust, on behalf of the Portfolio, has entered into an Investment Management Services Agreement with AEFC for managing its portfolio. Under this agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the portfolio's average daily net assets in reducing percentages from 0.53% to 0.4% annually. The fees may be increased or decreased by a performance adjustment based on a comparison of the performance of Class A shares of IDS Stock Fund to the Lipper Growth and Income Fund Index. The maximum adjustment is 0.08% of the Portfolio's average daily net assets on an annual basis. The adjustment decreased the fee by $607,329 for the year ended Sept. 30, 1997.


Under the agreement, the Trust also pays taxes, brokerage commissions and nonadvisory expenses, which include custodian fees, audit and certain legal fees, fidelity bond premiums, registration fees for units, office expenses, consultants' fees, compensation of trustees, corporate filing fees, expenses incurred in connection with lending securities of the Portfolio and any other expenses properly payable by the Trust or Portfolio and approved by the board.


During the year ended Sept. 30, 1997, the Portfolio's custodian fees were reduced by $11,644 as a result of earnings credits from overnight cash balances.


Pursuant to a Placement Agency Agreement, American Express Financial Advisors Inc. acts as placement agent of the units of the Trust.



3. Securities transactions


Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $2,867,116,422 and $2,884,426,737, respectively, for the year ended Sept. 30, 1997. For the same year, the portfolio turnover rate was 82%. Realized gains and losses are determined on an identified cost basis.


Brokerage commissions paid to brokers affiliated with AEFC were $404,603 for the year ended Sept. 30, 1997.


4. Lending of portfolio securities


At Sept. 30, 1997, securities valued at $59,437,000 were on loan to brokers. For collateral, the Portfolio received $59,280,000 in cash and U.S. government securities valued at $157,000. Income from securities lending amounted to $876,421 for the year ended Sept. 30, 1997. The risks to the Portfolio of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.



5. Foreign currency contracts


At Sept. 30, 1997, the Portfolio had entered into a foreign currency exchange contract that obligates the Portfolio to deliver currency at a specified future date. The unrealized appreciation and/or depreciation on this contract is included in the accompanying financial statements. See Summary of significant accounting policies. The terms of the open contract are as follows:


             Currency to be     Currency to be      Unrealized      Unrealized
Exchange date     delivered           received    appreciation    depreciation


Oct. 2, 1997      3,463,151          2,503,000      $       --          $3,351
                   Canadian        U.S. Dollar
                     Dollar


Investments in securities


Equity Portfolio
Sept. 30, 1997
(Percentages represent value of investments compared to net assets)


Investments in securities of unaffiliated issuers
Common stocks (81.7%)
Issuer                                                                  Shares                         Value (a)


Aerospace & defense (2.5%)
Boeing                                                                   800,000                      $ 43,550,000
General Motors Cl H                                                      450,000                        29,756,250
Lockheed Martin                                                          306,084                        32,636,206
                                                                                                       -----------
Total                                                                                                  105,942,456


Airlines (0.8%)
AMR                                                                      300,000(b)                     33,206,250


Automotive & related (0.9%)
Eaton                                                                    386,200                        35,675,225


Banks and savings & loans (6.1%)
BankAmerica                                                              500,000                        36,656,250
BankBoston                                                               328,250                        29,029,609
First Union                                                            1,000,000                        50,062,500
KeyCorp                                                                  575,000                        36,584,375
Mellon Bank                                                              700,000                        38,325,000
Norwest                                                                  400,000                        24,500,000
Wachovia                                                                  49,300                         3,549,600
Washington Mutual                                                        500,000                        34,875,000
                                                                                                       -----------
Total                                                                                                  253,582,334


Beverages & tobacco (1.4%)
Coca-Cola                                                                550,000                        33,515,625
Philip Morris                                                            600,000                        24,937,500
                                                                                                       -----------
Total                                                                                                   58,453,125



Chemicals (1.2%)
Du Pont (EI) de Nemours                                                  500,000                        30,781,250
Praxair                                                                  391,300                        20,029,669
                                                                                                       -----------
Total                                                                                                   50,810,919


Computers & office equipment (4.8%)
Compaq Computer                                                        1,000,000(b,c)                   74,750,000
Hewlett-Packard                                                          650,000                        45,215,625
Intl Business Machines                                                   200,000                        21,187,500
Microsoft                                                                150,000(b)                     19,846,875
Synopsys                                                                 970,000(b)                     41,225,000
                                                                                                       -----------
Total                                                                                                  202,225,000


Electronics (1.7%)
Harris                                                                   600,000                        27,450,000
Intel                                                                    450,000                        41,540,625
                                                                                                       -----------
Total                                                                                                   68,990,625


Energy (3.2%)
Atlantic Richfield                                                       350,000                        29,903,125
Exxon                                                                    400,000                        25,625,000
Gulf Indonesia Resources                                                 126,000(b)                      2,803,500
Phillips Petroleum                                                       600,000                        30,975,000
Unocal                                                                 1,000,000                        43,250,000
                                                                                                       -----------
Total                                                                                                  132,556,625


Energy equipment & services (0.2%)
Cooper Cameron                                                           137,500(b)                      9,874,219


Financial services (0.7%)
Travelers Group                                                          400,000                        27,300,000


Food (1.8%)
ConAgra                                                                  400,000                        26,400,000
CPC Intl                                                                 250,000                        23,156,250
Sara Lee                                                                 500,000                        25,750,000
                                                                                                       -----------
Total                                                                                                   75,306,250


Furniture & appliances (0.8%)
Maytag                                                                 1,000,000                        34,125,000


Health care (9.1%)
Baxter Intl                                                              750,000                        39,187,500
Bristol-Myers Squibb                                                     500,000                        41,375,000
Guidant                                                                1,000,000                        56,000,000
Johnson & Johnson                                                        625,000                        36,015,625
Medtronic                                                              1,050,000                        49,350,000
Merck & Co                                                               200,000                        19,987,500
Pfizer                                                                 1,000,000                        60,062,500
Schering-Plough                                                          700,000                        36,050,000
Warner-Lambert                                                           300,000                        40,481,250
                                                                                                       -----------
Total                                                                                                  378,509,375


Health care services (0.5%)
Tenet Healthcare                                                         700,000(b)                     20,387,500


Household products (3.8%)
Colgate-Palmolive                                                      1,000,000                        69,687,500
Gillette                                                                 550,000                        47,471,875
Procter & Gamble                                                         600,000                        41,437,500
                                                                                                       -----------
Total                                                                                                  158,596,875


Industrial equipment & services (3.5%)
AGCO                                                                     500,000                        15,843,750
Deere & Co                                                               950,000                        51,062,500
Illinois Tool Works                                                      800,000                        40,000,000
UCAR Intl                                                                800,000(b)                     38,200,000
                                                                                                       -----------
Total                                                                                                  145,106,250


Insurance (3.3%)
American Intl Group                                                      375,000                        38,695,313
Provident Cos                                                            400,000                        27,975,000
SunAmerica                                                               750,000                        29,390,625
Travelers Property Casualty Cl A                                       1,000,000                        40,500,000
                                                                                                       -----------
Total                                                                                                  136,560,938


Leisure time & entertainment (0.5%)
Disney (Walt)                                                            275,000                      $ 22,171,875


Media (0.8%)
Clear Channel Communications                                             500,000(b)                     32,437,500


Metals (2.7%)
Freeport-McMoRan Copper & Gold Cl B                                      500,000                        14,406,250
Getchell Gold                                                          1,000,000(b)                     41,000,000
Martin Marietta Materials                                              1,000,000                        36,000,000
Stillwater Mining                                                      1,000,000(b)                     21,312,500
                                                                                                       -----------
Total                                                                                                  112,718,750


Multi-industry conglomerates (3.5%)
Emerson Electric                                                         400,000                        23,050,000
General Electric                                                       1,100,000                        74,868,750
Siebe                                                                  1,500,000                        30,188,602
Xerox                                                                    220,000                        18,521,250
                                                                                                       -----------
Total                                                                                                  146,628,602


Paper & packaging (0.8%)
Longview Fibre                                                         1,636,300                        32,521,462


Restaurants & lodging (0.6%)
Hilton Hotels                                                            800,000                        26,950,000


Retail (5.6%)
American Stores                                                        1,100,000                        26,812,500
Dayton Hudson                                                            500,000                        29,968,750
Penney (JC)                                                              550,000                        32,037,500
Rite Aid                                                               1,000,000                        55,437,500
Safeway                                                                1,000,000(b)                     54,375,000
Wal-Mart Stores                                                        1,000,000                        36,625,000
                                                                                                       -----------
Total                                                                                                  235,256,250


Utilities -- electric (1.6%)
Carolina Power & Light                                                   300,000                        10,781,250
DTE Energy                                                               325,000                         9,892,187
FPL Group                                                                600,000                        30,750,000
Northern States Power                                                    285,000                        14,178,750
                                                                                                     -------------
Total                                                                                                   65,602,187


Utilities -- telephone (3.2%)
Bell Atlantic                                                            460,800                        37,065,600
BellSouth                                                                700,000                        32,375,000
SBC Communications                                                       450,000                        27,618,750
U S WEST Communications Group                                            900,000                        34,650,000
                                                                                                     -------------
Total                                                                                                  131,709,350


Foreign (16.1%) (d)
Commerzbank                                                              600,000(c)                     21,634,166
Compagnie Generale des Eaux                                              156,500                        18,412,851
Credito Italiano                                                      20,000,000(c)                     54,108,840
Deutsche Bank                                                            600,000                        42,249,455
Ericsson (LM) ADR                                                      7,000,000                        46,375,000
EXEL                                                                   1,250,000                        74,453,125
General Electric                                                       4,100,000                        25,874,907
ING Groep ADR                                                            600,000(c)                     27,562,500
Lufthansa (Deutsche)                                                   1,000,000(b)                     19,669,996
Northern Telecom                                                         450,000                        46,771,875
Railtrack Group                                                        4,000,000                        57,838,316
Royal Dutch Petroleum                                                  1,300,000                        72,150,000
Schlumberger                                                             500,000                        42,093,750
SGL Carbon                                                               200,000                        29,377,636
SmithKline Beecham ADR                                                 1,000,000                        48,875,000
Unilever                                                                 200,000                        42,525,000
                                                                                                     -------------
Total                                                                                                  669,972,417


Total common stocks of unaffiliated issuers
(Cost: $2,449,323,305)                                                                              $3,403,177,359


Preferred stocks (10.6%)
Issuer                                                                    Shares                         Value (a)
AirTouch Communications
 4.00%                                                                   525,000                       $16,275,000
Altera
 8.00%                                                                   347,826(e)                     16,563,474
Circuit City Stores
 5.50%                                                                   535,715                        19,955,384
Citicorp
 5.50%                                                                   250,000                        29,781,250
CNF Trust I
 5.00%                                                                   100,000                         6,437,500
ConAgra
 4.50% Cv                                                                350,000                        21,218,750
Crown Cork & Seal
 1.90% Cv                                                                225,000                        10,012,500
Finova Finance Trust
 5.50%                                                                   200,000                        13,175,000
Gillette
 3.00%                                                                   195,000                        13,065,000
Hilton Hotels
 8.00%                                                                   600,000(i)                     18,600,000
Host Marriott Financial Trust
 6.75% Cv                                                                300,000(e)                     19,875,000
Houston Inds
 7.00% Cv                                                                325,000(i)                     16,900,000
Intel
 5.00% Cv                                                                206,000(j)                     33,685,120
McKesson
 $2.50 Cv                                                                200,000(e)                     14,650,000
Medtronic
 5.00%                                                                   442,125                        37,447,987
Merck & Co
 4.50% Cv                                                                225,000                        20,193,750
Merrill Lynch
 6.25%                                                                   515,000                        19,891,875
Service Corp Intl
 5.00%                                                                 1,100,000                        35,475,000
Sunamerica
 $3.19 Cv                                                                500,000(j)                     22,937,500
UNUM
 $2.34 Cv                                                                650,000                        55,087,500


Total preferred stocks
(Cost: $357,217,740)                                                                                  $441,227,590


Bonds (3.2%)
Issuer                              Coupon          Maturity               Principal                    Value(a)
                                      rate             year                   amount


Domestic (2.9%)
Adaptec
 Cv Sub Nts                        4.75%              2004               $15,000,000(e)               $ 16,912,500
Costco
 Zero Coupon Cv                    3.50               2017                21,000,000(e,k)               11,313,750
Salomon-Emerson Electric ELK
 Cv                                5.00               1999                35,318,997(f)                 34,031,745
Loews
 Cv                                3.125              2007                15,800,000                    16,451,750
Read-Rite
 Cv                                6.50               2004                12,000,000                    11,790,000
Softkey Intl
 Cv                                5.50               2000                15,000,000                    12,993,750
Tower Automotive
 Cv                                5.00               2004                 3,000,000(e)                  3,225,000
WBK Strypes ELK
 Cv                               10.00               2000                15,216,875(f)                 15,204,750
                                                                                                      ------------
Total                                                                                                  121,923,245


Foreign (0.3%) (d)
BAA
 (British Pound)                   9.36               2006                 6,000,000                    11,062,304


Total bonds
(Cost: $124,877,180)                                                                                  $132,985,549



Short-term securities (3.9%)
Issuer                                                Annualized               Amount                  Value (a)
                                                     yield on date           payable at
                                                      of purchase             maturity


U.S. government agencies (0.6%)
Federal Home Loan Mtge Corp Disc Nt
 10-14-97                                               5.40%                $  9,900,000               $ 9,880,695
Federal Natl Mtge Assn Disc Nt
 10-17-97                                               5.45                   14,000,000                13,966,089
                                                                                                      ------------
Total                                                                                                    23,846,784


Commercial paper (3.2%)
Abbott Laboratories
 10-29-97                                               5.50                    9,300,000                 9,260,217
Ameritech Capital Funding
 10-24-97                                               5.48                   13,266,000(g)             13,216,746
 10-28-97                                               5.52                    3,100,000(g)              3,087,166
BellSouth Capital Funding
 11-03-97                                               5.52                   10,000,000                 9,949,400
BOC Group
 10-20-97                                               5.52                    4,000,000                 3,988,347
Cargill
 10-20-97                                               5.50                    5,900,000                 5,882,874
Ciesco LP
 11-07-97                                               5.51                    1,500,000                 1,491,505
CIT Group Holdings
 11-04-97                                               5.51                    6,100,000                 6,068,256
Gannett
 11-06-97                                               5.50                    6,100,000                 6,066,450
Gateway Fuel
 10-21-97                                               5.50                    6,000,000                 5,981,667
 10-27-97                                               5.49                    7,000,000                 6,970,960
Kredietbank North America Finance
 10-08-97                                               5.50                    1,700,000                 1,698,182
 10-08-97                                               5.51                      600,000                   599,357
Morgan Stanley Group
 10-15-97                                               5.50                    6,000,000                 5,987,167
Motorola
 10-23-97                                               5.50                   10,000,000                 9,966,389
Natl Bank Canada
 10-03-97                                               5.52%                  $4,900,000                 4,898,497
New Center Asset Trust
 10-17-97                                               5.51                    1,800,000                 1,795,592
Paccar Financial
 10-20-97                                               5.51                    8,000,000                 7,976,735
Reed Elsevier
 11-21-97                                               5.51                    8,600,000(g)              8,529,450
SBC Communications Capital
 11-03-97                                               5.51                    5,700,000(g)              5,668,270
 11-05-97                                               5.53                    9,300,000(g)              9,249,999
USAA Capital
 10-22-97                                               5.51                    6,500,000                 6,479,108
                                                                                                      ------------
Total                                                                                                   134,812,334


Letter of credit (0.1%)
Student Loan Marketing Assn-
Nebraska Higher Education
 10-31-97                                               5.54                    4,564,000                 4,542,930


Total short-term securities
(Cost: $163,212,501)                                                                                 $  163,202,048


Total investments in securities of unaffiliated issuers
(Cost: $3,094,630,726)                                                                               $4,140,592,546


Investments in securities of affiliated issuers (h)
Common stocks (1.7%)
Issuer                                                                  Shares                         Value (a)



Meridian Gold                                                        3,800,000(b)                    $  18,838,428
Mutual Risk Management                                               1,000,000                          50,812,500


Total investments in securities of affiliated issuers
(Cost: $40,790,575)                                                                                  $  69,650,928


Total investments in securities
(Cost: $3,135,421,301) (l)                                                                          $4,210,243,474

Notes to investments in securities


  (a) Securities are valued by procedures described in Note 1 to the financial statements.
  (b) Non-income  producing.
  (c) Security is partially or fully on loan. See Note 4 to the financial statements.
  (d) Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in the currency indicated.
  (e) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the board.
  (f) ELKS are equity-linked securities that are structured as an interest-bearing debt security of a brokerage firm and linked to the common stock of another company. The terms of ELKS differ from those of ordinary debt securities in that the principal amount received at maturity is not fixed but is based on the price of the common stock the ELK is linked to. The principal amount disclosed equals the current estimated future value of the amount to be received upon maturity.
  (g) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors". This security has been determined to be liquid under guidelines established by the board.


  (h) Investments representing 5% or more of the outstanding voting securities of the issuer. Transactions with companies that are or were affiliates during the year ended Sept. 30, 1997 are as follows:


                Beginning      Purchase         Sales       Ending    Dividend
Issuer               cost          cost          cost         cost      income
Meridian
  Gold        $ 6,941,711   $14,386,276   $ 7,217,469  $14,110,518  $       --
Mutual Risk
  Management*   9,937,262    16,742,795            --   26,680,057     318,000
Station Casino  5,500,000            --     5,500,000           --     385,000


Total         $22,378,973   $31,129,071   $12,717,469  $40,790,575    $703,000


* Issuer was not an affiliate for the entire fiscal period.


  (i) PRIDES -- Preferred  Redeemed  Increased  Dividend  Equity  Securities are
      structured as convertible preferred securities issued by a company. Investors receive an enhanced yield but based upon a specific formula, potential appreciation is limited. PRIDES pay dividends, have voting rights, are non-callable for three years and upon maturity, convert into shares of common stock.
  (j) PERCS (Preferred-Equity Redeemable Cumulative Securities) -- are convertible preferred securities. PERCS are like buying an underlying common stock and selling a call option against the position.
  (k) For zero coupon bonds, the interest rate disclosed represents the annualized effective yield from the date of acquisition.
  (l) At Sept. 30,1997, the cost of securities for federal income tax purposes was $3,135,919,805 and the aggregate gross unrealized appreciation and depreciation based on that cost was:


        Unrealized appreciation                             $1,089,616,771
        Unrealized depreciation                                (15,293,102)
                                                               -----------
        Net unrealized appreciation                         $1,074,323,669
                                                            ==============

Independent auditors' report


The board of trustees and unitholders Growth and Income Trust:


We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of Equity Income Portfolio (a series of Growth and Income Trust) as of September 30, 1997, the related statement of operations for the year then ended and the statements of changes in net assets for the year ended September 30, 1997 and for the period from May 13, 1996 (commencement of operations) to September 30, 1996. These financial statements are the responsibility of portfolio management. Our responsibility is to express an opinion on these financial statements based on our audits.


We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Investment securities held in custody are confirmed to us by the custodian. As to securities sold but not delivered, and securities on loan, we request confirmations from brokers, and where replies are not received, we carry out other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.


In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Equity Income Portfolio at September 30, 1997, and the results of its operations and the changes in its net assets for the periods stated in the first paragraph above, in conformity with generally accepted accounting principles.


KPMG Peat Marwick LLP
Minneapolis, Minnesota
November 7, 1997



 Financial statements


Statement of assets and liabilities
Equity Income Portfolio
Sept. 30, 1997



Assets
Investments in securities, at value (Note 1)
   (identified cost $1,897,012,312)                                                               $2,223,436,124
Dividends and accrued interest receivable                                                             11,452,466
Receivable for investment securities sold                                                              2,419,781
U.S. government securities held as collateral (Note 4)                                                 5,581,115
                                                                                                       ---------
Total assets                                                                                       2,242,889,486
                                                                                                   -------------
Liabilities
Disbursement in excess of cash on demand deposit
  (including bank overdraft of $580,682)                                                               3,854,181
Payable upon return of securities loaned (Note 4)                                                     18,396,315
Accrued investment management services fee                                                                29,994
Other accrued expenses                                                                                    24,232
                                                                                                          ------
Total liabilities                                                                                     22,304,722
                                                                                                      ----------
Net assets                                                                                        $2,220,584,764
                                                                                                  --------------
See accompanying notes to financial statements.

Statement of operations
Equity Income Portfolio
Year ended Sept. 30, 1997


Investment income
Income:
Dividends                                                                                          $ 56,638,090
Interest                                                                                             24,431,586
   Less: Foreign taxes withheld                                                                        (235,345)
                                                                                                       --------
Total income                                                                                         80,834,331
                                                                                                     ----------
Expenses (Note 2):
Investment management services fee                                                                    9,000,327
Compensation of board members                                                                            13,093
Custodian fees                                                                                           96,721
Audit fees                                                                                               21,750
Other                                                                                                    40,370
                                                                                                         ------
Total expenses                                                                                        9,172,261
  Earnings credits on cash balances (Note 2)                                                             (8,105)
                                                                                                         ------
Total net expenses                                                                                    9,164,156
                                                                                                      ---------
Investment income (loss) -- net                                                                      71,670,175
                                                                                                     ----------
Realized and unrealized gain (loss) -- net Net realized gain (loss) on:
   Security transactions (Note 3)                                                                   212,265,522
   Foreign currency transactions                                                                     (1,394,798)
                                                                                                     ----------
Net realized gain (loss) on investments                                                             210,870,724
Net change in unrealized appreciation (depreciation)
   on investments and on translation of assets and liabilities
   in foreign currencies                                                                            167,694,853
                                                                                                    -----------
Net gain (loss) on investments and foreign currencies                                               378,565,577
                                                                                                    -----------
Net increase (decrease) in net assets resulting from operations                                    $450,235,752
                                                                                                   ------------
See accompanying notes to financial statements.


Statements of changes in net assets
Equity Income Portfolio
                                                                             Year ended          For the period
                                                                         Sept. 30, 1997       from May 13, 1996*
                                                                                               to Sept. 30, 1996


Operations
Investment income (loss)-- net                                           $   71,670,175           $   22,182,820
Net realized gain (loss) on investments                                     210,870,724               16,088,401
Net change in unrealized appreciation
   (depreciation) on investments and on
   translation of assets and liabilities
   in foreign currencies                                                    167,694,853               40,690,701
                                                                            -----------               ----------
Net increase (decrease) in net assets
   resulting from operations                                                450,235,752               78,961,922
Net contributions (withdrawals) from partners                               314,194,640            1,377,167,450
                                                                            -----------            -------------
Total increase (decrease) in net assets                                     764,430,392            1,456,129,372
Net assets at beginning of period (Note 1)                                1,456,154,372                   25,000
                                        -                                 -------------                   ------
Net assets at end of period                                              $2,220,584,764           $1,456,154,372
                                                                         --------------           --------------
*Commencement of operations.


See accompanying notes to financial statements.

Notes to financial statements


Equity Income Portfolio


1. Summary of significant accounting policies


Equity Income Portfolio (the Portfolio) is a series of Growth and Income Trust (the Trust) and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. Equity Income Portfolio seeks to provide a high level of current income and, as a secondary goal, steady growth of capital by investing primarily in dividend-paying stocks. The Declaration of Trust permits the Trustees to issue non-transferable interests in the Portfolio. On April 15, 1996, American Express Financial Corporation (AEFC) contributed $25,000 to the Portfolio. Operations did not formally commence until May 13, 1996, at which time, an existing fund transferred its assets to the Portfolio in return for an ownership percentage of the Portfolio.


Significant accounting policies followed by the Portfolio are summarized below:


Use of estimates


The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.


Valuation of securities


All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the counter market and are valued at a price deemed best to reflect fair value as quoted by dealers who mark markets in these securities or by an independent pricing service. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.


Option transactions


In order to produce incremental earnings, protect gains and facilitate buying and selling of securities for investment purposes, the Portfolio may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where the completion of the obligation is dependent upon the credit standing of the other party. The Portfolio also may buy and sell put and call options and write covered call options on portfolio securities and may write cash-secured put options. The risk in writing a call option is that the Portfolio gives up the opportunity of profit if the market price of the security increases. The risk in writing a put option is that the Portfolio may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Portfolio pays a premium whether or not the option is exercised. The Portfolio also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.


Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Portfolio will realize a gain or loss upon expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.


Futures transactions


In order to gain exposure to or protect itself from changes in the market, the Portfolio may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Portfolio also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.


Upon entering into a futures contract, the Portfolio is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Portfolio recognizes a realized gain or loss when the contract is closed or expires.


Foreign currency translations and foreign currency contracts


Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars at the closing rate of exchange. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement dates on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.


The Portfolio may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Portfolio and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Portfolio is subject to the credit risk that the other party will not complete the obligations of the contracts.


Federal taxes


For federal income tax purposes the Portfolio qualifies as a partnership and each investor in the Portfolio is treated as the owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Portfolio. Accordingly, as a "pass-through" entity, the Portfolio does not pay any income dividends or capital gain distributions.


Other


Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income including level-yield amortization of premium and discount is accrued daily.


2. Fees and expenses


The Trust, on behalf of the Portfolio, has entered into an Investment Management Services Agreement with AEFC for managing its portfolio. Under this agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Portfolio's average daily net assets in reducing percentages from 0.53% to 0.4% annually.


Under the agreement, the Trust also pays taxes, brokerage commissions and nonadvisory expenses, which include custodian fees, audit and certain legal fees, fidelity bond premiums, registration fees for units, office expenses, consultants' fees, compensation of trustees, corporate filing fees, expenses incurred in connection with lending securities of the Portfolio and any other expenses properly payable by the Trust or Portfolio and approved by the board.


During the year ended Sept. 30, 1997, the Portfolio's custodian fees were reduced by $8,105 as a result of earnings credits from overnight cash balances.


Pursuant to a Placement Agency Agreement, American Express Financial Advisors Inc. acts as placement agent of the units of the Trust.



3. Securities transactions
Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $1,234,036,651 and $1,361,519,799, respectively, for the year ended Sept. 30, 1997. For the same year, the portfolio turnover rate was 81%. Realized gains and losses are determined on an identified cost basis.


Brokerage commissions paid to brokers affiliated with AEFC were $125,796 for the year ended Sept. 30, 1997.



4. Lending of portfolio securities


At Sept. 30, 1997, securities valued at $18,396,315 were on loan to brokers. For collateral, the Portfolio received $12,815,200 in cash and U.S. government securities valued at $5,581,115. Income from securities lending amounted to $738,484 for the year ended Sept. 30, 1997. The risks to the Portfolio of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

Investments in securities


Equity Income Portfolio
Sept. 30, 1997


(Percentages represent value of investments compared to net assets)


Common stocks (58.2%)
Issuer                                                                  Shares                         Value (a)


Automotive & related (1.7%)
Chrysler                                                                 505,000                      $ 18,590,313
Ford Motor                                                               420,000                        19,005,000
                                                                                                       -----------
Total                                                                                                   37,595,313


Banks and savings & loans (7.9%)
BankBoston                                                               265,000                        23,435,937
First Union                                                              610,000                        30,538,125
KeyCorp                                                                  410,000                        26,086,250
Mellon Bank                                                              345,000                        18,888,750
Morgan (JP)                                                              160,000                        18,180,000
NationsBank                                                              290,000(c)                     17,943,750
Norwest                                                                  280,000                        17,150,000
Washington Mutual                                                        340,000                        23,715,000
                                                                                                       -----------
Total                                                                                                  175,937,812


Beverages & tobacco (2.4%)
Anheuser-Busch                                                           480,000                        21,660,000
Philip Morris                                                            735,000                        30,548,437
                                                                                                       -----------
Total                                                                                                   52,208,437


Building materials & construction(1.1%)
Martin Marietta Materials                                                395,000                        14,220,000
Weyerhaeuser                                                             165,000                         9,796,875
                                                                                                       -----------
Total                                                                                                   24,016,875


Chemicals (0.5%)
Dow Chemical                                                             120,000                        10,882,500


Electronics (1.3%)
Thomas & Betts                                                           545,000                       $29,770,625


Energy (4.1%)
Amoco                                                                    185,000                        17,829,375
Atlantic Richfield                                                       240,000                        20,505,000
Chevron                                                                  190,000                        15,805,625
Mobil                                                                    225,000                        16,650,000
Texaco                                                                   320,000                        19,660,000
                                                                                                       -----------
Total                                                                                                   90,450,000


Financial services (0.6%)
Fannie Mae                                                               300,000                        14,100,000


Food (2.3%)
Heinz (HJ)                                                               305,000                        14,087,187
Quaker Oats                                                              440,000                        22,165,000
Sara Lee                                                                 300,000                        15,450,000
                                                                                                       -----------
Total                                                                                                   51,702,187


Health care (1.9%)
American Home Products                                                   265,000                        19,345,000
Baxter Intl                                                              435,000                        22,728,750
                                                                                                       -----------
Total                                                                                                   42,073,750


Industrial equipment & services (0.7%)
General Signal                                                           350,000                        15,137,500


Insurance (1.8%)
Lincoln Natl                                                             200,000                        13,925,000
SAFECO                                                                   470,000                        24,910,000
                                                                                                       -----------
Total                                                                                                   38,835,000


Media (1.9%)
Dun & Bradstreet                                                         850,000                        24,118,750
McGraw-Hill                                                              265,000                        17,937,188
                                                                                                       -----------
Total                                                                                                   42,055,938


Paper & packaging (4.8%)
Intl Paper                                                               195,000                        10,737,188
Kimberly-Clark                                                           400,000                        19,575,000
Tenneco                                                                  480,000                        22,980,000
Union Camp                                                               380,000                        23,441,250
Unisource Worldwide                                                    1,615,000                        30,685,000
                                                                                                       -----------
Total                                                                                                  107,418,438


Real estate investment trust (5.4%)
Alexandria Real Estate Equities                                          120,000                         3,427,500
Duke Realty                                                              300,000                         6,843,750
Equity Residential                                                       105,000                         5,729,062
FelCor Suite Hotels                                                      200,000                         8,212,500
Gable Residential Trust                                                  220,000                         5,967,500
Innkeepers USA Trust                                                     460,000                         7,906,250
Kilroy Realty                                                            170,000                         4,590,000
LTC Properties                                                           210,000                         3,990,000
Merry Land & Investment                                                  245,000                         5,405,312
Mid-America Apartment Communities                                        275,000                         8,164,063
Oasis Residential                                                        162,500                         3,960,938
OMEGA Healthcare Investors                                               125,000                         4,500,000
Patriot American Hospitality                                             280,004                         8,925,138
Prentiss Properties Trust                                                270,000                         7,796,250
Reckson Associates Realty                                                220,000                         5,857,500
RFS Hotel Investors                                                      255,000                         4,972,500
Security Capital Industrial Trust                                        216,366                         5,043,962
Simon DeBartolo Group                                                    140,000                         4,620,000
Storage Trust Realty                                                     200,000                         5,225,000
Storage USA                                                              105,000                         4,265,625
Sun Communities                                                          140,000                         5,022,500
                                                                                                       -----------
Total                                                                                                  120,425,350


Retail (1.9%)
May Dept Stores                                                          370,000                        20,165,000
Penney (JC)                                                              370,000                        21,552,500
                                                                                                       -----------
Total                                                                                                   41,717,500


Utilities -- electric (4.0%)
DPL                                                                      590,000                        14,455,000
Duke Power                                                               275,000                        13,595,313
FPL Group                                                                290,000                        14,862,500
New Century Energies                                                     385,000                        16,001,562
Northern States Power                                                    315,000                        15,671,250
Southern Co.                                                             665,000                        15,004,063
                                                                                                      ------------
Total                                                                                                   89,589,688


Utilities -- gas (1.3%)
Enron                                                                    735,000                        28,297,500


Utilities -- telephone (5.0%)
Ameritech                                                                310,000                        20,615,000
Bell Atlantic                                                            510,040(c)                     41,026,343
BellSouth                                                                490,000                        22,662,500
GTE                                                                      585,000                        26,544,375
                                                                                                      ------------
Total                                                                                                  110,848,218


Foreign (7.6%) (d)
British Petroleum ADR                                                    270,000                        24,519,375
BTR                                                                    4,900,000                        19,865,394
EXEL                                                                     300,000                        17,868,750
Imperial Chemical Inds                                                   375,000(c)                     24,796,875
Mid Ocean                                                                540,000                        34,222,500
Royal Dutch Petroleum                                                    185,000                        10,267,500
SmithKline Beecham ADR                                                   220,000                        10,752,500
Tomkins                                                                4,770,000                        26,873,779
                                                                                                      ------------
Total                                                                                                  169,166,673


Total common stocks
(Cost: $986,242,054)                                                                                $1,292,229,304


Preferred stocks (9.6%)
Issuer                                                                  Shares                         Value (a)
AirTouch Communications
 4% Cv                                                                   450,000(h)                   $ 13,950,000
 6% Cv                                                                   500,000                        16,281,250
AutoZone
 5.50% Cv                                                                715,100                        19,472,173
Circuit City Stores
 5.50% Cv                                                                357,143(e,i)                   13,303,577
ConAgra
 4.50% Cv                                                                325,000                        19,703,125
Crown Cork & Seal
 4.50% Cv                                                                700,000                        31,150,000
Gannett
 4.50% Cv                                                                200,000                        19,038,000
Ikon Office Solutions
 $5.04 Cv                                                                475,000(c)                     30,815,625
Intel
 5% Cv                                                                   128,000(i)                     20,930,560
Service Corp Intl
 5% Cv                                                                   475,000(h)                     15,318,750
SunAmerica
 $3.18 Cv                                                                300,000(i)                     13,762,500


Total preferred stocks
(Cost: $196,815,952)                                                                                  $213,725,560


Bonds (6.3%)
Issuer                              Coupon          Maturity               Principal                    Value(a)
                                     rate             year                    amount


U.S. government obligations (4.3%)
U.S. Treasury                      8.125%            2019-21             $79,400,000                  $ 94,669,172


Aerospace & defense (0.6%)
Salomon Brothers United Technologies
 Cv                                5.00               1998                15,356,625(f)                 14,072,016


Chemicals (0.6%)
USA Waste Services
 Cv                                4.00               2002                12,000,000                    13,170,000


Multi-industry conglomerates (0.8%)
Salomon Brothers Emerson Electric
 Cv                                5.00               1997                19,496,657(f)                 18,786,089


Total bonds
(Cost: $133,328,312)                                                                                  $140,697,277



Options purchased (0.4%)
Issuer                             Number of        Exercise       Expiration                             Value(a)
                                   contracts          price              date


Put
S&P 500                               3,500            $900         Dec. 1997                          $ 6,781,250
                                      1,000             925         Dec. 1997                            2,662,500


Total options purchased
(Cost: $13,251,765)                                                                                    $ 9,443,750


Short-term securities (25.5%)
Issuer                                                Annualized                  Amount                  Value (a)
                                                     yield on date            payable at
                                                      of purchase               maturity


U.S. government agencies (0.3%)
Federal Home Loan Mtge Corp Disc Nt
 10-14-97                                               5.42%                 $ 5,000,000               $ 4,990,250
Federal Natl Mtge Assn Disc Nt
 10-08-97                                               5.48                    2,000,000                 1,997,869
                                                                                                         ----------
Total                                                                                                     6,988,119


Commercial paper (24.4%)
American General Finance
 10-20-97                                               5.55                    6,800,000                 6,780,225
 10-30-97                                               5.54                    8,700,000                 8,661,384
 11-04-97                                               5.55                   15,200,000                15,120,901
Ameritech Capital Funding
 10-28-97                                               5.54                    6,900,000(g)              6,871,434
Associates Corp North America
 10-02-97                                               5.55                   10,000,000                 9,998,049
 10-14-97                                               5.54                   10,000,000                 9,980,103
Avco Financial Services
 12-03-97                                               5.59                    6,500,000                 6,434,711
BBV Finance (Delaware)
 10-30-97                                               5.55                    7,300,000                 7,267,480
Beneficial
 11-10-97                                               5.55                   10,000,000                 9,938,778
BHP Finance
 10-07-97                                               5.54                    9,700,000                 9,691,108
BOC Group
 10-09-97                                               5.53                   10,200,000(g)             10,187,511
CAFCO
 10-30-97                                               5.56                    6,100,000(g)              6,072,777
Cargill Global
 11-03-97                                               5.56                    8,500,000(g)              8,454,752
Ciesco LP
 10-10-97                                               5.55                   10,000,000(g)              9,984,660
 11-07-97                                               5.54                    6,100,000                 6,065,455
CIT Group Holdings
 10-16-97                                               5.55%                  15,000,000                14,965,500
 11-04-97                                               5.54                   11,100,000                11,042,237
Commercial Credit
 11-06-97                                               5.58                    6,900,000                 6,859,376
Commerzbank U.S. Finance
 10-03-97                                               5.53                   11,800,000                11,796,388
 10-16-97                                               5.54                   18,900,000                18,856,609
 10-29-97                                               5.55                    9,200,000                 9,160,430
Fleet Funding
 10-02-97                                               5.55                   15,100,000(g)             15,097,689
Gannett
 10-14-97                                               5.56                    9,800,000(g)              9,780,501
Gateway Fuel
 10-27-97                                               5.54                    7,000,000                 6,970,960
General Electric
 11-13-97                                               5.57                   10,900,000                10,828,002
Goldman Sachs Group
 10-03-97                                               5.52                    8,800,000                 8,797,306
 10-24-97                                               5.55                    8,600,000                 8,569,616
 11-13-97                                               5.55                    5,700,000                 5,662,486
Household Finance
 10-30-97                                               5.56                    6,300,000                 6,271,986
Kredietbank North America Finance
 10-08-97                                               5.53                   10,000,000                 9,989,286
 11-25-97                                               5.57                    7,000,000                 6,938,787
May Dept Stores
 11-10-97                                               5.56                    8,200,000                 8,149,798
Metlife Funding
 10-16-97                                               5.53                   12,868,000                12,838,511
 10-17-97                                               5.55                   11,184,000                11,154,585
Morgan Stanley Group
 10-14-97                                               5.54                   17,600,000                17,564,981
Natl Australia Funding (Delaware)
 10-10-97                                               5.52                   11,500,000                11,484,187
NBD Bank Canada
 10-15-97                                               5.53                   14,700,000                14,668,501
 10-24-97                                               5.56                    7,400,000                 7,370,739
Nestle Capital
 10-06-97                                               5.53                    4,400,000                 4,396,633
New Center Asset Trust
 10-21-97                                               5.54                   10,700,000                10,667,246
 10-23-97                                               5.53                   15,000,000                14,949,583
Paccar Financial
 10-01-97                                               5.52                    3,500,000                 3,500,000
Pacific Mutual
 10-02-97                                               5.53                   10,000,000                 9,998,469
Reed Elsevier
 11-07-97                                               5.56                    7,100,000(g)              9,937,992
St. Paul Companies
 10-08-97                                               5.54                   13,900,000(g)             13,885,108
SBC Communications Capital
 10-23-97                                               5.55                    8,200,000(g)              8,172,439
 10-28-97                                               5.55                    5,000,000(g)              4,976,516
 11-03-97                                               5.56                    8,000,000(g)              7,955,466
 12-12-97                                               5.60                    7,000,000(g)              6,919,801
Societe Generale North America
 10-15-97                                               5.54                   18,000,000                17,961,430
 10-16-97                                               5.54                   10,000,000                 9,977,042
Southern California Gas
 10-06-97                                               5.53                    6,600,000                 6,594,949
Toyota Motor Credit
 10-21-97                                               5.55                    2,900,000                 2,891,123
USAA Capital
 10-22-97                                               5.55                    5,400,000                 5,382,643
UBS Finance (Delaware)
 10-06-97                                               5.52                    4,500,000                 4,496,563
 10-06-97                                               5.53                   15,000,000                14,988,521
 10-09-97                                               5.52                    7,500,000                 7,490,833
                                                                                                        -----------
Total                                                                                                   541,470,146



Letters of credit (0.8%)
Bank of America-
AES Barber Point
 10-24-97                                               5.54%                 $10,000,000              $  9,964,797
Student Loan Mtge Assn -
Nebraska Higher Education
 10-30-97                                               5.56                    8,957,000                 8,917,171
                                                                                                      -------------
Total                                                                                                    18,881,968


Total short-term securities
(Cost: $567,374,229)                                                                                    567,340,233


Total investments in securities
(Cost: $1,897,012,312) (j)                                                                           $2,223,436,124

Notes to investments in securities
 (a) Securities are valued by procedures described in Note 1 to the financial statements.
 (b)  Non-income producing.
 (c) Security is partially or fully on loan. See Note 4 to the financial statements.
 (d)  Foreign security values are stated in U.S. dollars.
 (e) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the board.
 (f) ELKS are equity-linked securities that are structured as an interest-bearing debt security and linked to the common stock of another company. The terms of ELKS differ from those of ordinary debt securities in that the principal amount received at maturity is not fixed but is based on the price of the common stock the ELK is linked to. The principal amount disclosed equals the current estimated future value of the amount to be received upon maturity.
  (g) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under the guidelines established by the board.
 (h) PRIDES (Preferred Redeemable Increased Dividend Equity Securities) -- are structured as "convertible preferred securities. Investors receive an enhanced yield but based upon a specific formula, "potential appreciation is limited. PRIDES pay dividends have voting rights, are noncallable for three years and upon maturity, convert into shares of common stock.
 (i) PERCS (Preferred-Equity Redeemable Cumulative Securities) -- are convertible preferred securities. PERCS are like buying an underlying common stock and selling a call option against the position.
 (j) At Sept. 30, 1996, the cost of securities for federal income tax purposes was $1,895,476,541 and the aggregate gross unrealized appreciation and depreciation based on that cost was:


       Unrealized appreciation                               $337,838,519
       Unrealized depreciation                                 (9,878,936)
                                                               ----------
       Net unrealized appreciation                           $327,959,583
                                                             ============

 Independent auditors' report


The board of trustees and unitholders Growth and Income Trust:


We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of Total Return Portfolio (a series of Growth and Income Trust) as of September 30, 1997, the related statement of operations for the year then ended and the statements of changes in net assets for the year ended September 30, 1997 and for the period from May 13, 1996 (commencement of operations) to September 30, 1996. These financial statements are the responsibility of portfolio management. Our responsibility is to express an opinion on these financial statements based on our audits.


We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Investment securities held in custody are confirmed to us by the custodian. As to securities purchased and sold but not received or delivered, and securities on loan, we request confirmations from brokers, and where replies are not received, we carry out other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.


In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Total Return Portfolio at September 30, 1997, and the results of its operations and the changes in its net assets for the periods stated in the first paragraph above, in conformity with generally accepted accounting principles.


KPMG Peat Marwick LLP
Minneapolis, Minnesota
November  7, 1997

Financial statements
Statement of assets and liabilities
Total Return Portfolio
Sept. 30, 1997



Assets
Investments in securities, at value (Note 1)
Investments in securities of unaffiliated issuers
  (identified cost $2,719,395,032)                                                                $3,069,531,804
Investments in securities of affiliated issuer
  (identified cost $13,079,176)                                                                        5,857,500
Dividends and accrued interest receivable                                                             11,942,366
Receivable for investment securities sold                                                             52,365,358
Unrealized appreciation on foreign currency contracts held,
  at value (Notes 1 and 4)                                                                                26,245
U.S. government securities held as collateral (Note 5)                                                 6,121,325
                                                                                                       ---------
Total assets                                                                                       3,145,844,598
                                                                                                   -------------


Liabilities
Disbursements in excess of cash on demand deposit
  (includes bank overdraft of $48,564,468)                                                            49,525,597
Payable for investment securities purchased                                                           44,986,177
Unrealized depreciation on foreign currency
  contracts held, at value (Notes 1 and 4)                                                               112,220
Payable upon return of securities loaned (Note 5)                                                     51,943,360
Accrued investment management services fee                                                                39,715
Other accrued expenses                                                                                    30,883
                                                                                                          ------
Total liabilities                                                                                    146,637,952
                                                                                                     -----------
Net assets                                                                                        $2,999,206,646
                                                                                                  --------------
See accompanying notes to financial statements.

Statement of operations
Total Return Portfolio
Year ended Sept. 30, 1997


Investment income
Income:
Dividends                                                                                           $ 35,485,471
Interest                                                                                              62,794,083
  Less: Foreign taxes withheld                                                                        (1,468,029)
                                                                                                      ----------
Total income                                                                                          96,811,525
                                                                                                      ----------
Expenses (Note 2):
Investment management services fee                                                                    13,358,064
Compensation of board members                                                                             27,806
Custodian fees                                                                                           670,730
Audit fees                                                                                                28,875
Other                                                                                                     50,741
                                                                                                          ------
Total expenses                                                                                        14,136,216
  Earnings credits on cash balances (Note 2)                                                             (13,747)
                                          -                                                              -------
Total net expenses                                                                                    14,122,469
                                                                                                      ----------
Investment income (loss) -- net                                                                       82,689,056
                                                                                                      ----------


Realized and unrealized gain (loss) -- net Net realized gain (loss) on:
  Security transactions (including loss of $1,184,513
  on sale of affiliated issuers) (Note 3)                                                            347,541,692
  Financial futures contracts                                                                         (2,231,806)
  Foreign currency transactions                                                                          402,716
  Option contracts written (Note 7)                                                                      (85,138)
                                 -                                                                       -------
Net realized gain (loss) on investments                                                              345,627,464
Net change in unrealized appreciation (depreciation)
  on investments and on translation of assets and liabilities
  in foreign currencies                                                                              122,489,698
                                                                                                     -----------
Net gain (loss) on investments and foreign currencies                                                468,117,162
                                                                                                     -----------
Net increase (decrease) in net assets resulting from operations                                     $550,806,218
                                                                                                    ------------
See accompanying notes to financial statements.

Statements of changes in net assets
Total Return Portfolio
                                                                             Year ended          For the period
                                                                         Sept. 30, 1997       from May 13, 1996*
                                                                                               to Sept. 30, 1996


Operations
Investment income (loss)-- net                                           $   82,689,056          $   31,175,277
Net realized gain (loss) on investments                                     345,627,464              26,015,535
Net change in unrealized appreciation
  (depreciation) of investments and on translation
  of assets and liabilities in foreign currencies                           122,489,698              75,342,945
                                                                            -----------              ----------
Net increase (decrease) in net assets
  resulting from operations                                                 550,806,218             132,533,757
Net contributions (withdrawals) from partners                              (350,789,437)          2,666,631,108
                                                                           ------------           -------------
Total increase (decrease) in net assets                                     200,016,781           2,799,164,865
Net assets at beginning of period (Note 1)                                2,799,189,865                  25,000
                                                                          -------------                  ------
Net assets at end of period                                              $2,999,206,646          $2,799,189,865
                                                                         --------------          --------------
*Commencement of operations.


See accompanying notes to financial statements.

Notes to financial statements
Total Return Portfolio


1. Summary of significant accounting policies


Total Return Portfolio (the Portfolio) is a series of Growth and Income Trust (the Trust) and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. Total Return Portfolio seeks to provide maximum total return through a combination of growth of capital and current income by investing in U.S. equity securities, U.S. and foreign debt securities, foreign equity securities and money market instruments. The Declaration of Trust permits the Trustees to issue non-transferable interests in the Portfolio. On April 15, 1996, American Express Financial Corporation (AEFC) contributed $25,000 to the Portfolio. Operations did not formally commence until May 13, 1996, at which time, an existing fund transferred its assets to the Portfolio in return for an ownership percentage of the Portfolio.


Significant accounting polices followed by the Portfolio are summarized below:


Use of estimates


The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.


Valuation of securities


All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price deemed best to reflect fair value as quoted by dealers who make markets in these securities or by an independent pricing service. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.


Option transactions


In order to produce incremental earnings, protect gains and facilitate buying and selling of securities for investment purposes, the Portfolio may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where the completion of the obligation is dependent upon the credit standing of the other party. The Portfolio also may buy and sell put and call options and write covered call options on portfolio securities and may write cash-secured put options. The risk in writing a call option is that the Portfolio gives up the opportunity of profit if the market price of the security increases. The risk in writing a put option is that the Portfolio may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Portfolio pays a premium whether or not the option is exercised. The Portfolio also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.


Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Portfolio will realize a gain or loss upon expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.


Futures transactions


In order to gain exposure to or protect itself from changes in the market, the Portfolio may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Portfolio also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.


Upon entering into a futures contract, the Portfolio is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Portfolio recognizes a realized gain or loss when the contract is closed or expires.


Foreign currency translations and foreign currency contracts


Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars at the closing rate of exchange. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement dates on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.


The Portfolio may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Portfolio and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Portfolio is subject to the credit risk that the other party will not complete the obligations of the contract.


Illiquid securities


Investments in securities included issues that are illiquid. The Portfolio currently limits investments in illiquid securities to 10% of the net assets, at market value, at the time of purchase. The aggregate value of such securities at Sept. 30, 1997 was $9,395,750 representing 0.31% of the net assets. Pursuant to guidelines adopted by the board, certain unregistered securities are determined to be liquid and are not included within the 10% limitation specified above.


Securities purchased on a when-issued basis


Delivery and payment for securities that have been purchased by the Portfolio on a forward-commitment or when-issued basis can take place one month or more after the transaction date. During this period, such securities are subject to market fluctuations, and they may affect the Portfolio's net assets the same as owned securities. The Portfolio designates cash or liquid high-grade debt securities at least equal to the amount of its commitment. As of Sept. 30, 1997, the Portfolio had entered into outstanding when-issued or forward-commitments of $1,996,219.


Federal taxes


For federal income tax purposes the Portfolio qualifies as a partnership and each investor in the Portfolio is treated as the owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Portfolio. Accordingly, as a "pass-through" entity, the Portfolio does not pay any income dividends or capital gain distributions.


Other


Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including level-yield amortization of premium and discount, is accrued daily.


2. Fees and expenses


The Trust, on behalf of the Portfolio, has entered into an Investment Management Services Agreement with AEFC for managing its portfolio. Under this agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Portfolio's average daily net assets in reducing percentages from 0.53% to 0.40% annually. The fees may be increased or decreased by a performance adjustment based on a comparison of the performance of Class A shares of IDS Managed Allocation Fund to the Lipper Flexible Portfolio Fund Index. The maximum adjustment is 0.08% of the Portfolio's average daily net assets on an annual basis. The adjustment decreased the fee by $532,639 for the year ended Sept. 30, 1997.


Under the agreement, the Trust also pays taxes, brokerage commissions and nonadvisory expenses, which include custodian fees, audit and certain legal fees, fidelity bond premiums, registration fees for units, office expenses, consultants' fees, compensation of trustees, corporate filing fees, expenses incurred in connection with lending securities of the Portfolio and any other expenses properly payable by the Trust or Portfolio and approved by the board.


During the year ended Sept. 30, 1997, the Portfolio's custodian fees were reduced by $13,747 as a result of earnings credits from overnight cash balances.


Pursuant to a Placement Agency Agreement, American Express Financial Advisors Inc. acts as placement agent of the units of the Trust.


3. Securities transactions


Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $2,436,278,174 and $3,296,916,611, respectively, for the year ended Sept. 30, 1997. For the same period, the portfolio turnover rate was 99%. Realized gains and losses are determined on an identified cost basis.


Brokerage commissions paid to brokers affiliated with AEFC were $314,054 for the year ended Sept. 30, 1997.



4. Foreign currency contracts


At Sept. 30, 1997, the Portfolio had entered into foreign currency exchange contracts that obligate the Portfolio to deliver currencies at specified future dates. The unrealized appreciation and/or depreciation on these contracts is included in the accompanying financial statements. See Summary of significant accounting policies.


The terms of the open contracts are as follows:


                Currency to      Currency to     Unrealized      Unrealized
Exchange date   be delivered     be received    appreciation    depreciation


Oct. 1,  1997      3,203,097       4,431,421           $4,010      $      --
                 U.S. Dollar   Canadian Dollar


Oct. 1,  1997     79,117,881        654,527                --            965
                Japanese Yen     U.S. Dollar


Oct. 1,  1997     10,512,617        310,565             5,851             --
               Philippine Peso   U.S. Dollar


Oct. 1,  1997     71,785,743        593,026                --          1,720
                Japanese Yen     U.S. Dollar


Oct. 2,  1997      1,438,498       1,986,810               --            604
                 U.S. Dollar   Canadian Dollar


Oct. 2,  1997      6,806,050        196,877                --            399
               Philippine Peso   U.S. Dollar


Oct. 2,  1997     17,340,065       2,282,188               --          3,942
                Swedish Krona    U.S. Dollar


Oct. 3,  1997      2,593,840       4,196,471           15,200             --
                British Pound    U.S. Dollar


Oct. 3,  1997     10,293,311        297,637                --          1,720
               Philippine Peso   U.S. Dollar
Oct. 31, 1997      1,755,783     10,423,469             1,184             --
                  U.S. Dollar   French Franc


Oct. 31, 1997      1,294,930      7,638,661                --          7,367
                  U.S. Dollar   French Franc


Nov. 28, 1997  3,987,828,460     33,220,000                --         95,503
                 Japanese Yen    U.S. Dollar
                                                     --------      ---------
Total                                                 $26,245       $112,220


5. Lending of portfolio securities


At Sept. 30, 1997, securities valued at $50,899,294 were on loan to brokers. For collateral, the Portfolio received $45,822,035 in cash and government securities valued at $6,121,325. Income from securities lending amounted to $506,611 for the year Sept. 30, 1997. The risks to the Portfolio of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.


6. Interest rate futures contracts


At Sept. 30, 1997, investments in securities included securities valued at $12,250,800 that were pledged as collateral to cover initial margin deposits on 150 open sale contracts. The market value of the open sale contracts at Sept. 30, 1997 was $16,518,750 with a net unrealized loss of $228,094. See Summary of significant accounting policies.


7. Option contracts written


The number of contracts and premium amounts associated with option contracts written is as follows:
                                    Year ended Sept. 30, 1997
                                             Calls
                                 Contracts                Premium
Balance Sept. 30, 1966                  --          $           --
Opened                              49,000                 107,800
Closed or expired                  (49,000)               (107,800)
Expired                                 --                      --
                                    ------                 -------
Balance Sept. 30, 1997                  --          $           --
                                   =======                ========


See Summary of significant accounting policies.

Investments in securities


Total Return Portfolio
Sept. 30, 1997


(Percentages represent value of investments compared to net assets)


Investments in securities of unaffiliated issuers
Common stocks (59.8%)
Issuer                                                                  Shares                         Value (a)
Aerospace & defense (2.0%)
Boeing                                                                   234,132                       $12,745,561
Lockheed Martin                                                          140,000                        14,927,500
Northrop Grumman                                                          65,000                         7,889,375
Raytheon                                                                 181,200                        10,713,450
Rockwell Intl                                                            180,000                        11,328,750
United Technologies                                                       50,000                         4,050,000
                                                                                                        ----------
Total                                                                                                   61,654,636


Automotive & related (1.3%)
Chrysler                                                                 458,800                        16,889,575
Dana                                                                      75,000                         3,703,125
Ford Motor                                                               188,100                         8,511,525
General Motors                                                           100,700                         6,740,606
Goodyear Tire & Rubber                                                    50,000                         3,437,500
                                                                                                        ----------
Total                                                                                                   39,282,331


Banks and savings & loans (4.3%)
BankAmerica                                                              356,100                        26,106,581
BankBoston                                                               225,000                        19,898,437
Citicorp                                                                  85,000                        11,384,687
Credicorp                                                                 65,000(h)                      1,235,000
First Union                                                              550,928                        27,580,833
KeyCorp                                                                  345,800                        22,001,525
Mellon Bank                                                               61,400                         3,361,650
Norwest                                                                   49,800                         3,050,250
Washington Mutual                                                        229,700                        16,021,575
                                                                                                        ----------
Total                                                                                                  130,640,538


Beverages & tobacco (1.9%)
Coca-Cola                                                                539,300                        32,863,594
Panamerican Beverages Cl A                                                50,000                         1,953,125
Philip Morris                                                            550,000                        22,859,375
                                                                                                        ----------
Total                                                                                                   57,676,094


Building materials & construction (0.6%)
Georgia Pacific                                                           25,000                         2,609,375
Masco                                                                     75,000                         3,435,937
Sherwin-Williams                                                          74,700                         2,198,981
Tyco Intl                                                                 69,100                         5,670,519
Weyerhaeuser                                                              50,000                         2,968,750
                                                                                                        ----------
Total                                                                                                   16,883,562


Chemicals (0.5%)
Du Pont (EI) de Nemours                                                  200,000                        12,312,500
Praxair                                                                   40,000                         2,047,500
                                                                                                        ----------
Total                                                                                                   14,360,000


Communications equipment & services (0.5%)
Motorola                                                                 175,000                        12,578,125
Tellabs                                                                   50,000(b)                      2,575,000
                                                                                                        ----------
Total                                                                                                   15,153,125


Computers & office equipment (3.9%)
Cisco Systems                                                            101,900(b)                      7,445,069
Compaq Computer                                                          194,000(b)                     14,501,500
Computer Associates Intl                                                 165,500                        11,884,969
First Data                                                               350,000                        13,146,875
Hewlett-Packard                                                          150,000                        10,434,375
Intl Business Machines                                                   175,000                        18,539,062
Microsoft                                                                173,400(b)                     22,942,987
Oracle                                                                   348,675(b)                     12,704,845
Parametric Technology                                                     50,000(b)                      2,206,250
Seagate Technology                                                        65,000(b)                      2,348,125
                                                                                                        ----------
Total                                                                                                  116,154,057


Electronics (1.2%)
AMP                                                                      175,000                         9,373,438
Intel                                                                    264,000                        24,370,500
LSI Logic                                                                 52,500(b)                      1,686,563
                                                                                                        ----------
Total                                                                                                   35,430,501


Energy (1.8%)
Anadarko Petroleum                                                       100,000                         7,181,250
Mobil                                                                    250,000                        18,500,000
Phillips Petroleum                                                       100,000                         5,162,500
Unocal                                                                   535,000                        23,138,750
                                                                                                        ----------
Total                                                                                                   53,982,500


Energy equipment & services (0.2%)
Baker Hughes                                                             150,000                         6,562,500


Financial services (0.5%)
Providian Financial                                                      219,000                         8,691,562
Travelers Group                                                          114,000                         7,780,500
                                                                                                        ----------
Total                                                                                                   16,472,062


Food (1.6%)
ConAgra                                                                   50,000                         3,300,000
CPC Intl                                                                 185,000                        17,135,625
Quaker Oats                                                              175,000                         8,815,625
Sara Lee                                                                 300,000                        15,450,000
Ralston-Purina Group                                                      30,000                         2,655,000
                                                                                                        ----------
Total                                                                                                   47,356,250


Furniture & appliances (0.3%)
Maytag                                                                   225,000                         7,678,125


Health care (5.2%)
ALZA                                                                     128,100(b)                      3,714,900
Amgen                                                                    116,000(b)                      5,560,750
Baxter Intl                                                               85,000                         4,441,250
Boston Scientific                                                         91,400(b)                      5,044,137
Bristol-Myers Squibb                                                     262,400                        21,713,600
Guidant                                                                  109,600                         6,137,600
Johnson & Johnson                                                        369,000                        21,263,625
Lilly (Eli)                                                              154,100                        18,559,419
Medtronic                                                                202,600                         9,522,200
Merck & Co                                                               253,600                        25,344,150
Perkin-Elmer                                                              25,000                         1,826,562
Pfizer                                                                   263,200                        15,808,450
Schering-Plough                                                          285,000                        14,677,500
Warner-Lambert                                                            25,000                         3,373,438
                                                                                                        ----------
Total                                                                                                  156,987,581


Health care services (0.8%)
Service Corp Intl                                                        368,400                        11,857,875
Tenet Healthcare                                                         200,000(b)                      5,825,000
United Healthcare                                                        100,000                         5,000,000
                                                                                                        ----------
Total                                                                                                   22,682,875


Household products (1.7%)
Colgate-Palmolive                                                        160,000                        11,150,000
Gillette                                                                 231,800                        20,007,238
Procter & Gamble                                                         287,600                        19,862,375
                                                                                                        ----------
Total                                                                                                   51,019,613


Industrial equipment & services (0.3%)
Case                                                                      50,000                         3,331,250
Deere & Co                                                                62,300                         3,348,625
Illinois Tool Works                                                       55,000                         2,750,000
                                                                                                        ----------
Total                                                                                                    9,429,875


Insurance (0.9%)
Aon                                                                      102,850                         5,438,194
SunAmerica                                                               150,000                         5,878,125
UNUM                                                                     350,000                        15,968,750
                                                                                                        ----------
Total                                                                                                   27,285,069


Media (0.1%)
Clear Channel Communications                                              25,000(b)                      1,621,875
CS Wireless Systems                                                        2,255(b,l)                           --
                                                                                                        ----------
Total                                                                                                    1,621,875


Metals (0.7%)
Aluminum Co of America                                                   255,800                        20,975,600
Bar Technologies
   with warrants                                                           3,000(b)                        150,000
                                                                                                        ----------
Total                                                                                                   21,125,600


Multi-industry conglomerates (2.6%)
Dover                                                                     50,000                         3,393,750
Eastman Kodak                                                             64,000                         4,156,000
Emerson Electric                                                          87,600                         5,047,950
General Electric                                                         529,600                        36,045,900
General Signal                                                            73,200                         3,165,900
Minnesota Mining & Mfg                                                    58,300                         5,392,750
Textron                                                                   50,000                         3,250,000
Westinghouse Electric                                                    398,000                        10,770,875
Xerox                                                                     62,500                         5,261,719
                                                                                                        ----------
Total                                                                                                   76,484,844


Paper & packaging (0.8%)
Bemis                                                                    218,150                         9,762,213
Intl Paper                                                                50,000                         2,753,125
Tenneco                                                                  225,000                        10,771,875
                                                                                                        ----------
Total                                                                                                   23,287,213


Restaurants & lodging (0.3%)
Hilton Hotels                                                            280,000                         9,432,500


Retail (2.3%)
American Stores                                                          430,000                        10,481,250
AutoZone                                                                 190,000(b)                      5,700,000
Dayton Hudson                                                            170,000                        10,189,375
Jostens                                                                  150,000                         4,068,750
Kroger                                                                   270,000(b)                      8,150,625
Rite Aid                                                                 188,500(h)                     10,449,969
Wal-Mart Stores                                                          566,700                        20,755,388
                                                                                                        ----------
Total                                                                                                   69,795,357


Transportation (0.1%)
CSX                                                                       50,000                        $2,925,000


Utilities -- electric (0.4%)
FPL Group                                                                 50,000                         2,562,500
Southern Co                                                              375,000                         8,460,938
                                                                                                        ----------
Total                                                                                                   11,023,438


Utilities -- gas (0.2%)
Sonat                                                                    132,400                         6,735,850


Utilities -- telephone (2.0%)
AirTouch Communications                                                  350,000(b)                     12,403,125
Ameritech                                                                130,000                         8,645,000
BellSouth                                                                210,000                         9,712,500
GTE                                                                      270,000                        12,251,250
U S WEST Communications Group                                            200,000                         7,700,000
WorldCom                                                                 267,000(b)                      9,445,125
                                                                                                        ----------
Total                                                                                                   60,157,000


Foreign (20.8%)(o)
Argentina (0.1%)
Telefonica de Argentina ADR                                               44,000(h)                      1,611,500


Australia (0.9%)
Broken Hill Proprietary                                                   63,895                           745,861
M.I.M. Holdings                                                        2,621,088(b)                      3,215,684
Pasminco                                                               3,807,000(b)                      6,356,468
Westpac Banking                                                        1,124,000(h)                      7,098,895
WMC Limited                                                              746,891                         3,513,480
Woodside Petroleum                                                       686,000                         6,559,656
                                                                                                        ----------
Total                                                                                                   27,490,044


Austria (0.1%)
Boehler-Uddeholm                                                          43,600                         3,664,750


Brazil (0.2%)
Centrais Eletricas Brasileiras ADR                                       102,000(b,h)                    2,672,003
Telecomunicacoes Brasileiras-Telebras ADR                                 33,000                         4,248,750
                                                                                                        ----------
Total                                                                                                    6,920,753


Canada (0.9%)
Air Canada                                                                98,600(b)                        963,344
Northern Telecom                                                         118,800                        12,347,775
Petro-Canada                                                             262,500(b)                      4,777,908
Toronto-Dominion Bank                                                    237,557(b)                      8,089,299
                                                                                                        ----------
Total                                                                                                   26,178,326


Chile (--%)
Cia de Telecomunicaciones de Chile ADR                                    40,000(h)                      1,295,000


Finland (0.3%)
Nokia Cl A                                                               104,000(b)                      9,890,249


France (2.2%)
Accor                                                                     61,732                        11,404,393
Banque Nationale de Paris                                                282,450                        14,230,454
Lafarge                                                                  137,115(b)                     10,049,068
Michelin Cl B                                                            150,489(h)                      8,548,421
SGS-Thomson Microelectronics                                              39,471(b)                      3,719,129
Societe Elf Acquitaine                                                    62,700(b)                      8,370,357
Total Petroleum                                                           81,000(b)                      9,270,562
                                                                                                        ----------
Total                                                                                                   65,592,384


Germany (1.2%)
Henkel KGaA                                                              235,966                        13,303,265
Hoechst                                                                  238,050                        10,564,130
SGL Carbon                                                                62,200                         9,136,445
Teva Pharmaceutical Inds ADR                                              27,500                         1,533,125
                                                                                                        ----------
Total                                                                                                   34,536,965


Hong Kong (1.3%)
Cheung Kong Holdings                                                   1,048,000(b)                     11,782,889
China Merchants Holdings Intl                                          1,100,000(b)                      2,544,585
HSBC Holdings                                                            386,800                        12,946,653
Hutchison Whampoa                                                        569,000                         5,606,907
New World Development                                                  1,184,000                         7,160,920
                                                                                                        ----------
Total                                                                                                   40,041,954


Italy (2.0%)
Credito Italiano                                                       4,590,000(b,h)                   12,417,979
ENI                                                                    2,468,420                        15,544,260
Istituto Bancario San Paolo di Torino                                  1,008,710(b,h)                    7,994,179
Telecom Italia                                                         4,513,766                        23,982,606
                                                                                                        ----------
Total                                                                                                   59,939,024


Japan (2.5%)
Casio Computer                                                           742,000(b,h)                    6,639,271
DDI                                                                          800 (b)                     4,016,570
Eisai                                                                    215,000(b)                      3,847,556
Fujikura                                                                 770,000(b,h)                    5,505,468
Kurita Water Inds                                                        210,000(b)                      4,193,040
Mitsubishi Motor                                                         702,000(b)                      3,605,965
Mitsumi Electric                                                         287,000(b,h)                    6,063,380
NEC                                                                      900,000(b)                     10,961,060
Sanwa Bank                                                               180,000(b,h)                    2,207,125
Sony                                                                     100,000(b)                      9,444,905
Sumitomo Bank                                                            137,000(b)                      2,065,783
Sumitomo Realty & Development                                          1,325,000(b)                     10,483,636
Tokyo Electron                                                           120,000(b)                      7,327,258
                                                                                                        ----------
Total                                                                                                   76,361,017


Malaysia (--%)
Tenaga Nasional Berhad                                                   481,000(b)                      1,297,295


Mexico (0.1%)
Fomento Economico Mexicano Cl B                                          242,000                         2,090,396
Telefonos de Mexico ADR Cl L                                              32,000                         1,656,000
                                                                                                        ----------
Total                                                                                                    3,746,396


Netherlands (3.2%)
Akzo Nobel                                                                44,040(b)                      7,527,013
Baan                                                                      43,656(b)                      3,148,216
ING Groep                                                                270,520                        12,425,513
Philips Electronics                                                      378,930(b)                     32,067,849
Royal Dutch Petroleum                                                    350,000                        19,425,000
Royal Dutch Petroleum                                                    158,816(b)                      8,890,950
Vendex                                                                   193,000(b)                     11,444,796
                                                                                                        ----------
Total                                                                                                   94,929,337


Peru (--%)
Telefonica del Peru ADR                                                   24,000(b)                        567,000


Philippines (0.1%)
Philippine Long Distance Telephone ADR                                    56,900                         1,543,413


Russia (0.2%)
Lukoil Holding ADR                                                        35,000(b,h)                    3,410,225
Mosenergo ADR                                                             80,000(b,c)                    3,888,800
                                                                                                        ----------
Total                                                                                                    7,299,025


Singapore (0.5%)
City Developments                                                        687,000(b)                      4,446,747
Keppel Land                                                              950,000(b)                      2,397,515
Keppel Land with Warrants                                                303,000(b)                        215,933
Oversea-Chinese Banking                                                  451,440(b)                      3,128,646
United Overseas Bank                                                     398,000(b)                      2,940,438
                                                                                                        ----------
Total                                                                                                   13,129,279


Spain (0.3%)
Telefonica de Espana                                                     310,050                         9,742,945


Sweden (0.6%)
ABB AB Cl B                                                               95,192                         1,342,871
Ericcson Cl B                                                            336,274                        16,159,985
                                                                                                        ----------
Total                                                                                                   17,502,856


Switzerland (1.4%)
Credit Suisse Group                                                       66,069(b)                      8,927,015
Novartis                                                                  10,530(b)                     16,146,531
Roche Holding                                                              1,778                        15,771,299
                                                                                                      ------------
Total                                                                                                   40,844,845


Taiwan (0.1%)
Compal Electronics                                                       366,000(b)                      1,304,858
Nan Ya Plastics                                                          549,450(b)                      1,315,530
                                                                                                      ------------
Total                                                                                                    2,620,388


United Kingdom (2.6%)
BG                                                                     2,300,578(b)                      9,994,449
British Airways                                                          192,920                         2,110,038
British Telecommunications                                               974,995                         6,436,051
Glaxo Wellcome                                                           360,700                         8,108,264
Great Universal Stores                                                   622,700(b)                      6,931,157
Johnson Matthey                                                          445,179(b)                      4,854,737
Lloyds TSB Group                                                         362,283(b)                      4,873,461
NFC                                                                    2,065,378                         4,910,829
Shell Transport & Trading                                              1,811,685(b)                     13,244,122
SmithKline Beecham                                                       728,320(b)                      7,061,892
Unilever                                                                 335,140(b)                      9,797,314
                                                                                                     -------------
Total                                                                                                   78,322,314


Total common stocks of unaffiliated issuers
(Cost: $1,472,274,975)                                                                              $1,794,347,030


Preferred stocks and other (2.1%)
Issuer                                                                    Shares                         Value (a)


BNP
  Warrants                                                                58,000                        $  996,440
Pasminco
  Rights                                                               1,087,714(o)                        228,991
Paxson Communications
  12.5% Pay-in-kind Exchangeable                                          19,700(i)                      2,186,700
Unifi Communications
  Warrants                                                                 3,000                            60,000
UNUM
  $2.34 Cv                                                               550,000                        46,612,500


Total preferred stocks and other
(Cost: $34,528,494)                                                                                    $50,084,631



Bonds (15.4%)
Issuer                              Coupon          Maturity             Principal                    Value(a)
                                     rate             year                amount
U.S. government obligations (1.7%)
U.S. Treasury                      6.75 %             2000               $32,000,000(m)                $32,670,720
                                   6.25               2023                 9,700,000                     9,420,834
  TIPS                             3.375              2007                 8,103,920(k)                  7,949,378
                                                                                                        ----------
Total                                                                                                   50,040,932


Mortgage-backed securities (1.8%)
Federal Home
  Loan Mtge                        7.50               2025                25,511,531                    26,004,159
                                   8.50               2026                 4,318,236                     4,518,386
                                   8.50               2027                 2,228,880                     2,332,188
Federal Natl
  Mtge Assn                        7.50               2024                17,046,013                    17,412,502
Structured Asset
  Securities Corp                  6.76               2028                 2,500,000                     2,519,923
                                                                                                        ----------
Total                                                                                                   52,787,158


Aerospace & defense (0.3%)
Alliant Techsystems               11.75               2003                 2,000,000                     2,220,000
L-3 Communications                10.375              2007                 1,035,000(c)                  1,120,388
Newport News
  Shipbuilding                     8.625              2006                   800,000                       836,000
Northrop-Grumman                   7.75               2016                 5,000,000                     5,319,900
                                                                                                        ----------
Total                                                                                                    9,496,288


Airlines (0.2%)
Northwest
  Airlines Cl B                    8.07               2015                 3,965,851                     4,203,960
Northwest
  Airlines Cl C                    8.97               2015                 1,964,615                     2,106,500
                                                                                                        ----------
Total                                                                                                    6,310,460


Banks and savings & loans (0.2%)
First Nationwide
  Holdings                        10.625              2003                 1,960,000                     2,165,800
GreenPoint Financial               9.10               2027                 1,300,000(c)                  1,374,906
U.S. Trust Capital                 8.41               2027                 1,500,000(c)                  1,567,815
Washington Mutual                  8.375              2027                 1,500,000(c)                  1,570,200
                                                                                                        ----------
Total                                                                                                    6,678,721


Building materials & construction (0.2%)
AAF McQuay                         8.875              2003                 2,535,000                     2,528,663
Southdown                         10.00               2006                 2,350,000                     2,573,250
                                                                                                        ----------
Total                                                                                                    5,101,913


Communications equipment & services (0.6%)
Intl Cable Telephone
  Cv                               7.25               2005                14,500,000                    15,913,750
Unifi
  Communications                  14.00               2004                 3,000,000                     2,970,000
                                                                                                        ----------
Total                                                                                                   18,883,750


Electronics (0.1%)
Thomas & Betts                     6.50               2006                 4,500,000                     4,398,300


Energy (--%)
Forcenergy                         9.50               2006                 1,000,000                     1,050,000


Energy equipment & services (0.2%)
Cliff Drilling                    10.25               2003                 3,000,000(c)                  3,262,500
DI Industries                      8.875              2007                 1,500,000                     1,541,250
                                                                                                        ----------
Total                                                                                                    4,803,750


Financial services (0.1%)
Airplanes Cl D                    10.875              2019                 2,750,000                     3,141,875


Food (0.1%)
Ameriserve Food                   10.125              2007                 1,750,000(c)                  1,828,750


Furniture & appliances (0.2%)
Interface                          9.50               2005                 2,500,000                     2,653,125
Lifestyle Furniture               10.875              2006                 3,250,000                     3,648,125
                                                                                                        ----------
Total                                                                                                    6,301,250


Health care (0.2%)
Lilly (Eli)                        6.77               2036                 5,000,000                     4,898,900


Health care services (0.4%)
Manor Care                         7.50               2006                 7,000,000                     7,298,130
Owens & Minor                     10.875              2006                 1,200,000                     1,323,000
Vencor                             8.625              2007                 4,000,000(c)                  4,080,000
                                                                                                        ----------
Total                                                                                                   12,701,130


Household products (0.1%)
Revlon Worldwide
  Zero Coupon                      6.43               1998                 3,000,000(e)                  2,955,000


Industrial equipment & services (0.1%)
AGCO                               8.50               2006                 2,800,000                     2,912,000


Insurance (0.8%)
American
  United Life                      7.75               2026                 5,000,000(p)                  4,921,000
Executive Risk
  Capital Trust                    8.675              2027                 1,500,000                     1,590,540
Metropolitan
  Life Insurance                   7.80               2025                 4,800,000(c)                  4,921,584
Minnesota
  Mutual Life                      8.25               2025                 4,500,000(c)                  4,931,685
Nationwide Trust                   9.875              2025                 5,000,000(c)                  5,701,300
Zurich Capital Trust               8.38               2037                 1,875,000(c)                  2,008,894
                                                                                                        ----------
Total                                                                                                   24,075,003


Leisure time & entertainment (0.7%)
Icon Fitness
  Zero Coupon                     15.91               2001                 2,700,000(f)                  1,464,750
Plitt Theatres                    10.875              2004                 5,000,000                     5,362,500
Speedway
  Motorsports                      8.50               2007                 2,000,000(c)                  2,020,000
Time Warner                        9.15               2023                10,000,000                    11,653,400
                                                                                                        ----------
Total                                                                                                   20,500,650


Media (0.9%)
Cablevision Systems               10.50               2016                 3,000,000                     3,397,500
CS Wireless Systems
  Zero Coupon                     11.38               2001                 3,855,000(f)                  1,040,850
Heritage Media
  Services                         8.75               2006                 5,000,000                     5,393,750
Lamar Advertising                  9.625              2006                   800,000                       846,000
MDC
  Communications                  10.50               2006                 1,000,000                     1,081,250
News America
  Holdings                        10.125              2012                 2,175,000                     2,535,419
TCI Communications                 8.75               2015                 5,000,000                     5,508,750
Univision Network
  Holdings                         7.00               2002                 7,500,000                     7,696,875
                                                                                                        ----------
Total                                                                                                   27,500,394


Metals (0.2%)
Bar Technologies                  13.50               2001                 3,000,000(c)                  3,225,000
EnviroSource                       9.75               2003                   530,000                       535,300
EnviroSource
  Series B                         9.75               2003                 1,300,000                     1,313,000
                                                                                                        ----------
Total                                                                                                    5,073,300


Multi-industry conglomerates (0.2%)
Pierce Leahy                      11.125              2006                   488,000(c)                    552,660
Prime Succession                  10.75               2004                 1,275,000                     1,418,438
USI American
  Holdings                         7.25               2006                 3,000,000                     2,966,070
                                                                                                        ----------
Total                                                                                                    4,937,168


Paper & packaging (0.2%)
Gaylord Container                  9.75               2007                 1,300,000(c)                $ 1,322,750
Owens-Illinois                     7.85               2004                 2,000,000                     2,070,400
Silgan Holdings                    9.00               2009                 2,050,000                     2,111,500
Stone Container                   12.25               2002                 1,000,000                     1,041,250
                                                                                                        ----------
Total                                                                                                    6,545,900


Retail (0.6%)
Dayton Hudson                      8.50               2022                 2,500,000                     2,684,375
Kroger                             8.15               2006                 5,000,000                     5,443,750
Wal-Mart Stores                    7.00               2006                 9,342,863(c)                  9,519,629
                                                                                                        ----------
Total                                                                                                   17,647,754


Textiles & apparel (0.1%)
Dominion Textiles                  9.25               2006                 3,500,000                     3,657,500


Transportation (0.1%)
Enterprise
  Rent-A-Car                       6.95               2006                 3,000,000(c)                  3,001,122


Utilities -- electric (0.6%)
Cleveland Electric
  Illuminating                     7.19               2000                 3,000,000(c)                  3,031,350
CMS Energy                         8.125              2002                 2,900,000                     2,963,597
El Paso Electric                   7.75               2001                 5,000,000                     5,113,250
Public Service
  Electric & Gas                   6.75               2016                 7,365,000                     7,235,302
                                                                                                        ----------
Total                                                                                                   18,343,499


Utilities -- gas (0.2%)
Columbia Gas
  Systems                          7.32               2010                 5,043,000                     5,119,401


Utilities -- telephone (0.3%)
Geotek Communications
  Cv                              12.00               2001                 2,485,000(p)                  2,112,250
Omnipoint                         11.625              2006                 5,000,000                     5,225,000
Worldcom                           7.75               2007                 3,000,000                     3,164,760
                                                                                                        ----------
Total                                                                                                   10,502,010



Miscellaneous (0.5%)
Adams Outdoor
  Advertising                     10.75               2006                 3,900,000                     4,280,250
BTI Telecom                       10.50               2007                 1,600,000                     1,648,000
New Jersey Economic
  Development                      7.425              2029                 3,000,000                     3,152,850
Outsourcing
  Solutions                       11.00               2006                 1,075,000                     1,191,906
PLD Telekom
  Zero Coupon                     16.19               1998                 3,000,000(f)                  2,827,500
PTC Intl Finance                  10.75               2007                 2,000,000(c)                  1,310,000
Transamerican
  Energy                          11.50               2002                   900,000(c)                    900,000
Transamerican Energy
  Zero Coupon                     13.00               2002                 1,300,000(c,f)                1,033,500
                                                                                                        ----------
Total                                                                                                   16,344,006


Foreign (3.4%)(o)
Alfa Bank
  (U.S. Dollar)                   11.22               1997                 1,000,000(g)                  1,000,000
Alfa-Russia Finance
  (U.S. Dollar)                   10.375              2000                 4,000,000                     3,978,400
Australis Media
  (U.S. Dollar)
  Zero Coupon                      5.30               2003                 5,000,000(e)                  4,100,000
Avto Bank
  (U.S. Dollar)                   10.98               1997                 2,000,000(c,g)                2,000,000
Cia Latino Americana
  (U.S. Dollar)                   11.625              2004                 1,150,000(c)                  1,226,188
City of Moscow
  (U.S. Dollar)                    9.50               2000                 3,000,000(c)                  3,097,500
  (U.S. Dollar)
  Zero Coupon                     10.96               1997                 2,000,000(e)                  1,931,400
Copel
  (U.S. Dollar)                    9.75               2005                 2,000,000(c)                  2,062,500
Corporacion Andina De Fomento
  (U.S. Dollar)                    7.10               2003                 6,500,000                     6,604,715
Dao Heng Bank
  (U.S. Dollar)                    7.75               2007                 2,500,000(c)                  2,522,600
DGS Intl
  (U.S. Dollar)                   10.00               2007                 2,400,000(c)                  2,460,000
Espiritu Santo-Escelsa
  (U.S. Dollar)                   10.00               2007                 3,000,000(c)                  3,015,000
FSW Intl
  (U.S. Dollar)                   12.50               2006                 2,250,000                     2,221,875
Govt of Argentina
  (U.S. Dollar)                    9.75               2027                 2,500,000                     2,512,500
Govt of Ecuador
  (U.S. Dollar)                    6.69               2015                 3,280,680                     2,378,493
Govt of Poland PDI Euro
  (U.S. Dollar)                    4.00               2014                 4,150,000                     3,636,438
Govt of Russia-IAN Bonds
  (U.S. Dollar)                    6.60               2049                 2,500,000                     2,062,500
Govt of Russia
  (U.S. Dollar)
  Zero Coupon                     10.82               2020                 2,675,000(e,j)                1,989,531
Greater Beijing First
  (U.S. Dollar)                    9.25               2004                 1,200,000(c)                  1,172,256
  (U.S. Dollar)                    9.50               2007                 1,400,000(c)                  1,354,668
Grupo Iusacell
  (U.S. Dollar)                   10.00               2004                 1,000,000(c)                  1,036,250
Grupo Televisa
  (U.S. Dollar)                   11.375              2003                 2,750,000                     3,059,375
Guangdong Enterprises
  (U.S. Dollar)                    8.875              2007                 2,200,000(c)                  2,241,118
Hutchinson Whampoa
  (U.S. Dollar)                    7.50               2027                 1,650,000(c)                  1,632,295
Hyundai Semiconductor
  (U.S. Dollar)                    8.625              2007                 5,000,000(c)                  5,164,850
Imexsa Export Trust
  (U.S. Dollar)                   10.125              2003                 3,000,000(c)                  3,202,500
Jasmine Submarine Telecom
  (U.S. Dollar)                    8.48               2011                 3,700,000(c)                  3,656,340
Mexican Cetes
  (Mexican Peso)
  Zero Coupon                     23.32               1998                12,775,000(e)                  1,446,641
Ministry Finance Russia
  (U.S. Dollar)                    9.25               2001                   850,000(c)                    882,938
  (U.S. Dollar)                   10.00               2007                 2,500,000(c)                  2,650,000
Petrozuata Finance
  (U.S. Dollar)                    7.63               2009                 2,000,000(c)                  2,061,720
  (U.S. Dollar)                    8.22               2017                 3,000,000(c)                  3,171,750
Philippine Long Distance Telephone
  (U.S. Dollar)                    7.85               2007                 1,250,000(c)                  1,196,338
  (U.S. Dollar)                    8.35               2017                 1,000,000(c)                    937,250
Pindo Deli Finance
  (U.S. Dollar)                   10.75               2007                 1,300,000(c)                  1,316,250
Province of Mendoza
  (U.S. Dollar)                   10.00               2007                 2,000,000(c)                  2,045,000
Republic of Panama
  (U.S. Dollar)                    7.875              2002                 1,000,000(c)                  1,001,840
Rogers Cantel
  (U.S. Dollar)                    9.375              2008                 2,800,000                     3,003,000
Southern Peru
  (U.S. Dollar)                    7.90               2007                 1,000,000(c)                  1,035,310
Tjiwi Kimia Finance
  (U.S. Dollar)                   10.00               2004                 2,900,000(c)                  2,863,750
Veninfotel
  (U.S. Dollar)
  Cv Pay-in-kind                  10.00               2002                 2,250,000(i,p)                2,362,500
Veritas Holdings
  (U.S. Dollar)                    9.625              2003                 2,000,000(c)                  2,145,000
Zhuhai Highway
  (U.S. Dollar)                   12.00               2008                 5,000,000(c)                  5,712,500
                                                                                                       -----------
Total                                                                                                  105,151,079


Total bonds
(Cost: $450,114,681)                                                                                  $462,688,963


Short-term securities (25.4%)
Issuer                                                Annualized               Amount                  Value (a)
                                                     yield on date           payable at
                                                      of purchase             maturity
U.S. government agencies (1.7%)
Federal Home Loan Mtge Corp Disc Nts
  10-07-97                                              5.46%                 $11,200,000               $11,189,864
  10-10-97                                              5.43                    8,000,000                 7,989,180
  10-15-97                                              5.42                    4,300,000                 4,290,970
Federal Natl Mtge Assn
  10-17-97                                              5.46                   12,500,000                12,469,722
  11-07-97                                              5.47                   15,265,000                15,179,573
                                                                                                        ----------
Total                                                                                                    51,119,309


Commercial paper (23.0%)
ABB Treasury Center USA
  11-21-97                                              5.58                    6,000,000(d)              5,950,779
  12-01-97                                              5.59                    5,000,000(d)              4,951,347
A.I. Credit
  10-09-97                                              5.66                   10,000,000                 9,987,250
  10-21-97                                              5.55                    8,000,000                 7,974,470
Albertson's
  10-23-97                                              5.54                   10,800,000                10,763,568
American General Finance
  10-23-97                                              5.55                    6,700,000                 6,677,440
  10-30-97                                              5.54                   10,000,000                 9,955,614
  11-04-97                                              5.55                   19,800,000                19,696,963
Ameritech Capital Funding
  10-20-97                                              5.65                   10,000,000                 9,969,737
Associates Corp North America
  11-05-97                                              5.55                   15,000,000                14,919,646
Avco Financial Services
  10-14-97                                              5.65                   10,000,000                 9,976,744
  11-25-97                                              5.58                   11,500,000                11,399,435
  12-03-97                                              5.59                    7,100,000                 7,028,685
Barclays U.S. Funding
  10-28-97                                              5.53                   15,000,000                14,938,125
BHP Finance
  11-10-97                                              5.58                   17,500,000                17,392,083
BellSouth Telecommunications
  10-29-97                                              5.55                   14,900,000                14,836,029
Beneficial
  10-22-97                                              5.55                    7,000,000                 6,975,247
CAFCO
  11-05-97                                              5.56                    9,400,000(d)              9,349,462
Campbell Soup
  10-23-97                                              5.53                   19,800,000(d)             19,733,450
  11-18-97                                              5.54                    7,000,000(d)              6,946,862
Cargill Global
  10-17-97                                              5.55                    8,200,000(d)              8,179,956
  11-07-97                                              5.59                    2,600,000(d)              2,584,526
  11-18-97                                              5.49                    1,800,000(d)              1,786,336
CIT Group Holdings
  10-16-97                                              5.55                   15,000,000                14,965,500
  11-04-97                                              5.54                    4,400,000                 4,377,103
Commercial Credit
  11-06-97                                              5.58                    7,100,000                 7,058,198
  11-07-97                                              5.54                   16,000,000                15,909,391
Commerzbank U.S. Finance
  10-29-97                                              5.55                   14,300,000                14,238,494
CPC Intl
  10-20-97                                              5.56                    5,000,000(d)              4,983,546
Deutsche Bank Financial
  10-20-97                                              5.53                   16,600,000                16,551,814
  10-29-97                                              5.53                   13,000,000                12,944,389
Fleet Funding
  10-10-97                                              5.54                    9,538,000(d)              9,524,885
Ford Motor Credit
  10-10-97                                              5.54                    9,100,000                 9,086,205
  10-06-97                                              5.53                   17,000,000                16,986,990
Gannett
  10-15-97                                              5.53                    9,300,000(d)              9,280,108
  11-06-97                                              5.54                   13,200,000                13,127,400
Gateway Fuel
  10-30-97                                              5.53                   12,000,000                11,946,833
General Electric Capital
  11-12-97                                              5.58                   11,400,000                11,326,318
Goldman Sachs Group
  10-03-97                                              5.52                    4,500,000                 4,498,622
  11-13-97                                              5.55                   10,300,000                10,232,212
  11-14-97                                              5.55                   11,700,000                11,621,207
Household Finance
  10-24-97                                              5.54                   15,000,000                14,947,196
Kredietbank North America Finance
  10-27-97                                              5.53                   15,000,000                14,940,362
Metlife Funding
  10-08-97                                              5.54                   14,400,000                14,383,551
  10-16-97                                              5.53                   16,889,000                16,850,296
  10-17-97                                              5.55                   15,000,000                14,960,548
Morgan Stanley Group
  10-08-97                                              5.55                    3,700,000                 3,695,564
  10-22-97                                              5.55                    9,300,000                 9,270,108
NBD Bank Canada
  10-31-97                                              5.56                    4,300,000                 4,280,148
Nestle Capital
  10-06-97                                              5.53                   16,900,000                16,887,067
New Center Asset Trust
  10-17-97                                              5.54                    2,000,000                 1,995,102
Paccar Financial
  10-28-97                                              5.54                    6,200,000                 6,174,332
  10-17-97                                              5.56                      500,000                   498,767
Pitney Bowes Credit
  10-20-97                                              5.75                    4,200,000                 4,186,394
Reed Elsevier
  10-07-97                                              5.57                   10,400,000(d)             10,389,026
  10-29-97                                              5.55                    5,500,000(d)              5,476,387
  11-05-97                                              5.56                    9,600,000(d)              9,545,703
SBC Communications Capital
  10-23-97                                              5.55                   10,000,000(d)              9,966,389
  10-28-97                                              5.55                   10,000,000(d)              9,953,032
  11-05-97                                              5.56                    9,600,000(d)              9,548,387
  11-07-97                                              5.56                    8,500,000(d)              8,451,689
  12-12-97                                              5.60                    8,000,000(d)              7,908,345
Southern California Gas
  11-20-97                                              5.57                    5,800,000(d)              5,754,107
Toyota Motor Credit
  11-03-97                                              5.56                    4,600,000                 4,575,003
UBS Finance (Delaware)
  10-06-97                                              5.53                   18,600,000                18,585,766
USAA Capital
  10-22-97                                              5.53                    4,600,000                 4,585,215
  11-03-97                                              5.56                   18,000,000                17,903,929
  12-02-97                                              5.58                   13,000,000                12,871,463
                                                                                                        ----------
Total                                                                                                   689,216,845


Letters of credit (0.7%)
Bank of America-
AES Barbers Point
  10-17-97                                              5.53                    4,700,000                 4,688,532
Bank of America-
Formosa Plastics
  11-21-97                                              5.58                    9,500,000                 9,422,067
Student Loan Marketing Assn-
Nebraska Higher Education
  10-30-97                                              5.56                    8,000,000                 7,964,427
                                                                                                        ----------
Total                                                                                                    22,075,026


Total short-term securities
(Cost: $762,476,882)                                                                                 $  762,411,180


Total investments in securities of unaffiliated issuers
(Cost: $2,719,395,032)                                                                               $3,069,531,804


Investments in securities of affiliated issuer (n)
Common stocks (0.2%)
Issuer                                                                  Shares                         Value (a)



China North Inds                                                      16,500,000(b,o)               $    5,857,500


Total investments in securities of affiliated issuer
(Cost: $13,079,176)                                                                                 $    5,857,500


Total investments in securities
(Cost: $2,732,474,208)(q)                                                                           $3,075,389,304



Notes to investments in securities


(a) Securities are valued by procedures described in Note 1 to the financial statements.
(b) Non-income producing.
(c) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the board.
(d) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or otheraccredited investors. This security has been determined to be liquid under guidelines established by the board.
(e) For zero coupon bonds, the interest rate disclosed represents the annualized effective yield on the date of acquisition.
(f) For those zero coupon bonds that become coupon paying at a future date, the interest rate disclosed represents the annualized effective yield from the date of acquisition to interest reset date disclosed.
(g) Interest rate varies either based on a predetermined schedule or to reflect current market conditions; rate shown is the effective rate on Sept. 30, 1997.
(h) Security is partially or fully on loan. See Note 5 to the financial statements.
(i) Pay-in-kind securities are securities in which the issuer has the option to make interest or dividend payments in cash or in additional securities. The securities issued as interest or dividends usually have the same terms, including maturity date, as the pay-in-kind securities.
(j) Sept. 30, 1997, the cost of securities purchased, including interest purchased, on a when-issued basis was $1,996,219.
(k) U.S. Treasury inflation-protection securities (TIPS) are securities in which the principal amount is adjusted for inflation and the semi-annual interest payments equal a fixed percentage of the inflation-adjusted principal amount.
(l) Negligible market value.
(m) Partially pledged as initial deposit on the following open interest rate futures contracts (see Note 6 to the financial statements):


Type of security                             Notional amount


Sale contracts
U.S. Treasury Note Dec. 97 10-year notes         $15,000,000


(n) Investments representing 5% or more of the outstanding voting securities of the issuer. Transactions with companies that are affiliates during the year ended Sept. 30, 1997 are as follows:


                   Beginning   Purchase         Sales        Ending   Dividend
Issuer                  cost       cost          cost          cost     income


China North Inds $18,789,176       $ --    $5,710,000   $13,079,176        $--


(o) Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in the currency indicated.
(p) Identifies issues considered to be illiquid as to their marketability (see
    Note 1 to the financial statements). Information concerning such security holdings at Sept. 30, 1997, is as follows:


Security                                   Acquisition dates           Cost


American United Life*
  7.75% 2026                                         2/13/96     $5,000,000
Geotek Communications
  12.00% 2001 Cv                                      3/4/96      2,485,000
Veninfotel
  10.00% 2002
  (U.S. Dollar) Cv Pay-in-kind     03/05/97 through 07/23/97      2,250,000


*Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended.


(q) At Sept. 30, 1997, the cost of securities for federal income tax purpose was $2,733,620,229 and the aggregate gross unrealized appreciation and depreciation based on that cost was:


    Unrealized appreciation                                 $374,712,999
    Unrealized depreciation                                  (32,943,924)
                                                             -----------
    Net unrealized appreciation                             $341,769,075
                                                            ============

       PART C. OTHER INFORMATION

Item 24. Financial Statements and Exhibits

(a)      FINANCIAL STATEMENTS:

Financial Statements filed as part of this post-effective amendment:

         Strategist Growth and Income Fund, Inc.: Independent Auditor's Report dated November 7, 1997 Statement of assets and liabilities, September 30, 1997 Statement of operations, year ended September 30, 1997 Statement of changes in net assets, for the year ended September 30, 1997 and for the period from May 13, 1996 to September 30, 1996 Notes to financial statements

         Balanced Portfolio:
         Independent Auditor's Report dated November 7, 1997 Statement of assets and liabilities, September 30, 1997 Statement of operations, year ended September 30, 1997
         Statement of changes in net assets, for the year ended September 30, 1997 and for the period from May 13, 1996 to September 30, 1996 Notes to financial statements Investments in securities, September 30, 1997 Notes to investments in securities

         Equity Portfolio:
         Independent Auditor's Report dated November 7, 1997 Statement of assets and liabilities, September 30, 1997 Statement of operations, year ended September 30, 1997
         Statement of changes in net assets, for the year ended September 30, 1997 and for the period from May 13, 1996 to September 30, 1996 Notes to financial statements Investments in securities, September 30, 1997 Notes to investments in securities

         Equity Income Portfolio:
         Independent Auditor's Report dated November 7, 1997 Statement of assets and liabilities, September 30, 1997 Statement of operations, year ended September 30, 1997
         Statement of changes in net assets, for the year ended September 30, 1997 and for the period from May 13, 1996 to September 30, 1996 Notes to financial statements Investments in securities, September 30, 1997 Notes to investments in securities

         Total Return Portfolio:
         Independent Auditor's Report dated November 7, 1997 Statement of assets and liabilities, September 30, 1997 Statement of operations, year ended September 30, 1997
         Statement of changes in net assets, for the year ended September 30, 1997 and for the period from May 13, 1996 to September 30, 1996 Notes to financial statements Investments in securities, September 30, 1997 Notes to investments in securities

(b)      EXHIBITS:

1(a). Articles of Incorporation, dated Sept. 1, 1995, filed electronically on or about Nov. 1, 1995 as Exhibit 1 to Registrant's initia Registration Statement No. 33-63907 are incorporated herein by reference.

1(b). Articles of Amendment, dated April 4, 1996, filed electronically on or about April 17, 1996 as Exhibit 1(b) to Pre-Effective Amendment No. 2 to Registration Statement No. 33-63907 is incorporated herein by reference.

2.       Form of By-laws dated April 24, 1996, is filed electronically herewith.

3.       Not Applicable.

4.       Not Applicable.

5.       Not Applicable.

6. Copy of Distribution Agreement, dated May 13, 1996, filed electronically as Exhibit 6 to Registrant's Post-Effective Amendment No. 1 to Registration Statement No. 33-63907, is incorporated herein by reference.

7.       Not Applicable.

8(a). Copy of Custodian Agreement, dated May 13, 1996, filed electronicall as Exhibit 8(a) to Registrant's Post-Effective Amendment No. 1 to Registration Statement No. 33-63907, is incorporated herein by reference.

8(b). Copy of Addendum to Custodian Agreement, dated May 13, 1996, filed electronically as Exhibit 8(b) to Registrant's Post-Effectiv Amendment No. 1 to Registration Statement No. 33-63907, is incorporated herein by reference.

9(a). Copy of Transfer Agency Agreement, dated May 13, 1996, filed electronically as Exhibit 9(a) to Registrant's Post-Effective Amendment No. 1 to Registration Statement No. 33-63907, is incorporated herein by reference.

9(b) Copy of Administrative Services Agreement, dated May 13, 1996, filed electronically as Exhibit 9(b) to Registrant's Post-Effective Amendment No. 1 to Registration Statement No. 33-63907, is incorporated herein by reference.

9(c). Copy of Agreement and Declaration of Unitholders, between Strategist Equity Income Fund and IDS Diversified Equity Income Fund, dated May 13, 1996, filed electronically as Exhibit 9(c) to Registrant's Post-Effective Amendment No. 1 to Registration Statement No. 33-63907, is incorporated herein by reference.

9(d). Copy of Agreement and Declaration of Unitholders, between Strategist Balanced Fund and IDS Mutual, dated May 13, 1996, filed electronically as Exhibit  9(d)  to  Registrant's  Post-Effective
         Amendment  No.  1  to Registration   Statement  No.  33-63907,  is
         incorporated  herein  by reference.

9(e). Copy of Agreement and Declaration of Unitholders, between Strategist Equity Fund and IDS Stock Fund, Inc., dated May 13, 1996, filed electronically as Exhibit 9(e) to Registrant's Post-Effective Amendment No. 1 to Registration Statement No. 33-63907, is incorporated herein by reference.

9(f) Copy of Agreement and Declaration of Unitholders, between Strategist Total Return Fund and IDS Managed Retirement Fund, Inc., dated May 13, 1996, filed electronically as Exhibit 9(f) to Registrant's Post-Effective Amendment No. 1 to Registration Statement No. 33-63907, is incorporated herein by reference.

10. Opinion and consent of counsel as to the legality of the securities being registered, is filed electronically herewith.

11.      Independent auditors consent, is filed electronically herewith.

12.      Not Applicable.

13. Copy of Share Purchase Agreement, dated April 16, 1996, filed electronically as Exhibit 13 to Registrant's Pre-Effective Amendment No. 2, to Registration Statement No. 33-63907, is incorporated herein by reference.

14.      Not Applicable.

15. Copy of Plan and Agreement of Distribution, dated May 13, 1996, filed electronically as Exhibit 15 to Registrant's Post-Effective Amendment No. 1 to Registration Statement No. 33-63907, is incorporated herein by reference.

16. Copy of schedule for computation of each performance quotation provided in the Registration Statement in response to Item 22(b), filed on or about April 17, 1996 as Exhibit 16 to Registrant's Pre-Effective Amendment No. 2, to Registration Statement No. 33-63907, is incorporated herein by reference.

17.      Financial data schedules are filed electronically herewith.

18.      Not Applicable.

19(a). Directors' Power of Attorney to sign Amendments to this Registration Statement, dated April 24, 1996, filed electronically as Exhibit 19(a)
          to  Registrant's   Post-Effective  Amendment  No.  1  to  Registration
          Statement No. 33-63907, is incorporated herein by reference.

19(b). Officers' Power of Attorney to sign Amendments to this Registration Statement, dated April 24, 1996, filed electronically as Exhibit 19(b)
          to  Registrant's   Post-Effective  Amendment  No.  1  to  Registration
          Statement No. 33-63907, is incorporated herein by reference.

19(c).   Trustees'   Power  of  Attorney  to  sign  Amendments  to  Registration
         Statement, dated January 8, 1997, is filed electronically herewith.

19(d). Officers' Power of Attorney to sign Amendments to Registration Statement, dated April 11, 1996, filed electronically as Exhibit 19(b)
          to  Registrant's   Pre-Effective  Amendment  No.  2,  to  Registration
          Statement No. 33-63907, is incorporated herein by reference.

19(e). Officers' Power of Attorney to sign Amendments to this Registration Statement, dated November 21, 1997, is filed electronically herewith.

19(f). Directors' Power of Attorney to sign Amendments to this Registration Statement, dated November 21, 1997, is filed electronically herewith.

Item 25. Persons Controlled by or Under Common Control with Registrant

                  None.

Item 26. Number of Holders of Securities

                                   (1)                                (2)
                                                              Number of Record
                                                              Holders as of
                           Title of Class                     Nov. 6, 1997
                           Common Stock
                           Strategist Balanced Fund                   32
                           Strategist Equity Fund                     24
                           Strategist Equity Income Fund              35
                           Strategist Total Return Fund               13

Item 27. Indemnification

The Articles of Incorporation of the Registrant provide that the Fund shall indemnify any person who was or is a party or is threatened to be made a party, by reason of the fact that she or he is or was a director, officer, employee or agent of the Fund, or is or was serving at the request of the Fund as a director, officer, employee or agent of another company, partnership, joint venture, trust or other enterprise, to any threatened, pending or completed action, suit or proceeding, wherever brought, and the Fund may purchase liability insurance and advance legal expenses, all to the fullest extent permitted by the laws of the State of Minnesota, as now existing or hereafter amended. The by-laws of the Registrant provide that present or former directors of officers of the Fund make or threatened to be made a party to or involved (including as a witness) in an actual or threatened action, suit or proceeding shall be indemnifies the Fund to the full extent authorized by the Minnesota Business Corporation Act, all as more fully set forth in the By-laws filed as an exhibit to this registration statement.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Any indemnification hereunder shall not be exclusive of any other rights of indemnification to which the directors, officers, employees or agents might otherwise be entitled. No indemnification shall be made in violation of the Investment Company Act of 1940.

PAGE 1
American Express Financial Corporation is the investment advisor of the Portfolios of the Trust.

Item 29(c).  Not applicable.

Item 30.     Location of Accounts and Records

             American Express Financial Corporation
             IDS Tower 10
             Minneapolis, MN  55440

Item 31.     Management Services

             Not Applicable.

Item 32.     Undertakings

             (a)  Not Applicable.
             (b)  Not Applicable.
             (c) The Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                                                SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Strategist Growth and Income Fund, Inc., certifies that it meets the requirements for the effectiveness of this Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Minneapolis and State of Minnesota on the 26th day of November, 1997.


STRATEGIST GROWTH AND INCOME FUND, INC.

By       /s/ James A. Mitchell*
             James A. Mitchell, President


By       /s/ Matthew N. Karstetter
             Matthew N. Karstetter, Treasurer

Pursuant to the requirements of the Securities Act of 1933, this Amendment to its Registration Statement has been signed below by the following persons in the capacities indicated on the 26th day of November, 1997.

Signature                                                     Title

By       /s/      Rodney P. Burwell**                         Director
                  Rodney P. Burwell

By       /s/      Jean B. Keffeler**                          Director
                  Jean B. Keffeler

By       /s/      Thomas R. McBurney**                        Director
                  Thomas R. McBurney

By       /s/      James A. Mitchell**                         Director
                  James A. Mitchell

* Signed pursuant to Officers' Power of Attorney dated November 21, 1997, is filed electronically herewith.



____________________________________________
Sherilyn K. Beck

** Signed pursuant to Directors' Power of Attorney dated November 21, 1997, is filed electronically herewith.



_____________________________________________
Sherilyn K. Beck

                                             Signatures

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, GROWTH AND INCOME TRUST consents to the filing of this Amendment to the Registration Statement signed on its behalf by the undersigned, thereunto duly authorized, in the City of Minneapolis and State of Minnesota on the 26th day of November, 1997.

GROWTH AND INCOME TRUST

By       /s/ William R. Pearce**
             William R. Pearce, Chief Executive Officer

By       /s/ Matthew N. Karstetter
             Matthew N. Karstetter, Treasurer

Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities indicated on the 26th day of November, 1997.

Signatures                                                    Capacity

/s/      William R. Pearce*                                   Trustee
         William R. Pearce

/s/      H. Brewster Atwater, Jr.*                            Trustee
         H. Brewster Atwater, Jr.

/s/      Lynne V. Cheney*                                     Trustee
         Lynne V. Cheney

/s/      William H. Dudley*                                   Trustee
         William H. Dudley

/s/      David R. Hubers*                                     Trustee
         David R. Hubers

/s/      Heinz F. Hutter*                                     Trustee
         Heinz F. Hutter

/s/      Anne P. Jones*                                       Trustee
         Anne P. Jones

/s/      Alan K. Simpson*                                     Trustee
         Alan K. Simpson

/s/      Edson W. Spencer*                                    Trustee
         Edson W. Spencer

/s/      John R. Thomas*                                      Trustee
         John R. Thomas

/s/      Wheelock Whitney*                                    Trustee
         Wheelock Whitney

/s/      C. Angus Wurtele*                                    Trustee
         C. Angus Wurtele

* Signed pursuant to Trustees' Power of Attorney dated January 8, 1997, filed electronically as Exhibit 19(c) to Registrant's Post-Effective Amendment No. 2, by:


__________________________________________
Leslie L. Ogg

** Signed pursuant to Officers' Power of Attorney dated November 21, 1997, is filed electronically herewith.



__________________________________________
Leslie L. Ogg

CONTENTS OF THIS POST-EFFECTIVE AMENDMENT NO. 2 TO REGISTRATION STATEMEN NO. 33-63907


This Amendment to the Registration Statement comprises the following papers and documents:

The facing sheet.

Cross reference sheet.

Part A.

         The prospectus.

Part B.

         Statement of Additional Information.
         Financial Statements.

Part C.

         Other Information.

The signatures.